UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Murray L. Simpson, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2100

Date of fiscal year end: 12/31

Date of reporting period: 6/30/04

ITEM 1. REPORTS TO STOCKHOLDERS

JUNE 30, 2004

TEMPLETON INVESTMENT PLUS

SEMIANNUAL REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

•	TEMPLETON DEVELOPING MARKETS SECURITIES FUND - CLASS 1
•	TEMPLETON FOREIGN SECURITIES FUND - CLASS 1
•	TEMPLETON GLOBAL ASSET ALLOCATION FUND - CLASS 1
•	TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 1
•	TEMPLETON GROWTH SECURITIES FUND - CLASS 1

THE PHOENIX EDGE SERIES FUND

•	PHOENIX - GOODWIN MONEY MARKET SERIES

SUPPLEMENT DATED AUGUST 15, 2004

TO THE PROSPECTUSES DATED MAY 1, 2004, OF:

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

FRANKLIN GROWTH AND INCOME SECURITIES FUND

FRANKLIN HIGH INCOME FUND

FRANKLIN INCOME SECURITIES FUND

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

FRANKLIN MONEY MARKET FUND

FRANKLIN REAL ESTATE FUND

FRANKLIN RISING DIVIDENDS SECURITIES FUND

FRANKLIN SMALL CAP FUND

FRANKLIN SMALL CAP VALUE SECURITIES FUND

FRANKLIN STRATEGIC INCOME SECURITIES FUND

FRANKLIN U.S. GOVERNMENT FUND

FRANKLIN ZERO COUPON FUND 2005

FRANKLIN ZERO COUPON FUND 2010

MUTUAL DISCOVERY SECURITIES FUND

MUTUAL SHARES SECURITIES FUND

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

TEMPLETON FOREIGN SECURITIES FUND

TEMPLETON GLOBAL ASSET ALLOCATION FUND

TEMPLETON GLOBAL INCOME SECURITIES FUND

TEMPLETON GROWTH SECURITIES FUND

(Franklin Templeton Variable Insurance Products Trust (the “Trust”))

The prospectuses for shares of Class 1, Class 2 and Class 3, are amended as follows:

I.	The “Regulatory Update” section under “Additional Information, All Funds” (or under “Additional Information”) is replaced with the following:

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an Answer denying all violations of the Massachusetts Act. Hearings on this matter are presently scheduled to commence in the coming months.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) had reached a settlement with the U.S. Securities and Exchange Commission (“SEC”) that resolved an SEC investigation of market timing activity in the Franklin Templeton Investments funds. As part of the settlement, on August 2, 2004, the SEC issued an “Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which Franklin Advisers, Inc., neither admits nor denies any wrongdoing, Franklin Advisers, Inc. has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant (“IDC”). Because the IDC has not yet been retained and the distribution methodology has not yet been developed, it is presently not possible to say which particular funds will be determined to have been affected or which particular groups of fund shareholders will receive distributions or in what proportion and amounts.

In the Order, the SEC notes that the Company has generally sought to detect, discourage and prevent market timing in its funds and began to increase its efforts to control market timing in 1999. The Order also requires Franklin Advisers, Inc. to, among other things:

•	Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;
•	Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and
•	Retain an Independent Distribution Consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc. (the principal underwriter of shares of the Franklin Templeton mutual funds) concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office also has advised that it is authorized to bring a civil action against Franklin Resources, Inc. and Franklin Templeton Distributors, Inc. arising from the same events. Even though the Company currently believes that the contemplated charges are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. If it is found that the Company bears responsibility for any unlawful or improper conduct, the Company has committed to making the funds or their shareholders whole, as appropriate.

These issues were previously disclosed by the Company as being under investigation by government authorities and the subject of an internal inquiry by the Company in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on the Company’s website at franklintempleton.com under “Statement on Current Industry Issues.”

II.	The following is added to the section “Additional Information, All Funds” (or “Additional Information”):

Franklin Templeton Distributors, Inc. (“Distributors”) and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds, or participate in the offering of variable insurance products that invest in the Trust (“Qualifying Dealers”); such financial support may be made by payments from Distributors’ and/or its affiliates’ resources, including from Distributors’ retention of underwriting concessions and, in the case of Rule 12b-1 share classes, from payments to Distributors under such plans.

Distributors makes these payments in connection with Qualifying Dealers’ efforts to educate financial advisors about our funds. A number of factors will be considered in determining payments, including such dealer’s sales, assets and redemption rates, and the quality of the dealer’s relationship with Distributors. Distributors may, on an annual basis, determine the advisability of continuing these payments. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, Distributors and/or its affiliates may pay or allow other promotional incentives or payments to dealers. Sale of Trust shares, as well as shares of other Franklin Templeton funds, is not considered a factor in the selection of securities dealers to execute the Trust’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by Qualifying Dealers is not considered marketing support payments.

You can find further details in the SAI about the payments made by Distributors and/or its affiliates and the services provided by your Qualifying Dealer. While your insurance company’s fees and charges are generally disclosed in the insurance contract prospectus, your Qualifying Dealer may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your insurance company and Qualifying Dealer for information about any payments they receive from Distributors and/or its affiliates and any services they provide, as well as about fees and/or commissions they charge. These payments and other fees and charges are not reflected in the fee table included in this prospectus.

Please keep this supplement for future reference.

FTVIPT P-1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SEMIANNUAL REPORT

Important Notes to Performance Information	i
Fund Summaries
Templeton Developing Markets Securities Fund	TD-1
Templeton Foreign Securities Fund	TF-1
Templeton Global Asset Allocation Fund	TGA-1
Templeton Global Income Securities Fund	TGI-1
Templeton Growth Securities Fund	TG-1
Index Descriptions	I-1
Proxy Voting Policies and Procedures	PV-1

Statement on Current Industry Issues

In our efforts to fulfill our ongoing commitment to provide you with timely and accurate information, we have prepared a statement on current industry issues as they pertain to Franklin Resources, Inc., and our subsidiary companies (Franklin Templeton Investments). You can find the most updated “Statement on Current Industry Issues” and a detailed Q&A at franklintempleton.com, or call us at 1-800/632-2301.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

PHOENIX-1 SA04 08-04 TIP

IMPORTANT NOTES TO PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

We are pleased to bring you Templeton Developing Markets Securities Fund’s semiannual report for the period ended June 30, 2004.

Performance Summary as of 6/30/04

Templeton Developing Markets Securities Fund – Class 1 delivered a +0.81% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Developing Markets Securities Fund – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund invests predominantly in emerging markets investments.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed its benchmarks, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index and the Standard & Poor’s/International Finance Corporation (S&P/IFC) Investable Composite Index, which returned -0.78% and 0.69% for the period under review.1 From May 3, 2004, through June 30, 2004, the indexes returned -1.33% and -1.22%, respectively. Please note that the index performance numbers are purely for reference and that Templeton does not index its funds, but rather undertakes investments on the basis of careful fundamental research.

Economic and Market Overview

For the first quarter of 2004, most emerging markets recorded positive stock market performance, as investors remained optimistic from 2003 into the new year. Soon thereafter, investor confidence was tested by concerns about a potentially hard landing for China’s recently booming economy, record high global oil prices, heightened geopolitical tension in the Middle East and rising U.S. interests rates. Even with continued positive economic and political developments, stock market performance hinged on investors’ outlooks and was generally muted in 2004’s second quarter. As a result, emerging markets, as measured by the MSCI EM Index, ended in negative territory for the six months ended June 30, 2004, while developed countries, as measured by the MSCI Europe Australasia Far East (EAFE) Index and MSCI Japan Index, returned 4.86% and 10.78% during the same period.2

Eastern European markets were some of the world’s strongest performers during the period as regional companies were expected to benefit from the May 2004 accession of 10 additional countries into the European Union. Russia’s local stock market lagged the region as concerns

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Investing in emerging markets involves special considerations, including market and currency fluctuations, economic instability, adverse social and political developments, and the relatively smaller size and lesser liquidity of these markets. All investments in the Fund should be considered long-term investments, which could experience significant volatility in any given year. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund’s prospectus also includes a description of the main investment risks.

over government involvement in the YUKOS scandal adversely impacted investor confidence. Some Latin American markets corrected after recording strong results in 2003, while Mexico, Venezuela and Colombia continued to improve. Despite support from the International Monetary Fund, Brazilian and Argentine markets underperformed other regional markets. In Asia, China’s ongoing economic prospects remained a key issue, particularly in regard to possible overheating or dramatic slowdown following its rapid expansion in recent years. The Thai market also suffered as investors stayed on the sidelines due to social unrest in the south of Thailand, where Muslim separatists have launched terrorist attacks. In India, the surprise victory of India’s Congress party and the possibility that they would cancel the government program to divest government companies to the private sector dramatically reversed previous stock market gains there. South African market losses were capped in U.S. dollars due to currency appreciation of the rand over the sinking U.S. currency.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we may make onsite visits to companies to assess critical factors such as management strength and local conditions. In addition, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term (typically 5 years) earnings, asset value, cash flow, and balance sheet. Among factors we consider are a company’s historical value measures, including price/earnings ratio, book value, profit margins and liquidation value. We perform in-depth research to construct an action list from which we make our investment decisions.

Manager’s Discussion

Most emerging markets lost value for the six-month reporting period, hindering the Fund’s overall results yet providing us with an opportunity to invest in developing market stocks more cheaply.

By country, the Fund benefited from our decision to invest in Singaporean and Austrian companies (which are not in the MSCI EM Index) and from our overweighted exposure, relative to the index, in Hong Kong, because individually those countries outperformed the index as a whole. Furthermore, our decision to carry a lighter-than-index exposure to Indian and Taiwanese stocks also proved prudent, as these two countries fared worse than the index. On the other hand, our strategic underweighting of Mexican and Israeli stocks compared with

Top 10 Countries

Templeton Developing Markets Securities Fund

6/30/04

% of Total Net Assets

South Korea	14.5%

Taiwan	11.8%

China	10.0%

South Africa	10.0%

Singapore	6.1%

Mexico	5.5%

Brazil	4.2%

India	3.4%

Hong Kong	3.3%

Poland	3.0%

the index worked against the Fund, as did our heavier-than-index exposure to Chinese and Turkish stocks, which also hindered the Fund’s absolute performance. A lack of what we categorize as “value stocks” kept us underweighted in the Israeli market during the period, and we eventually exited that market while we gradually increased the Fund’s Mexican holdings as we located bargain stocks that fit our core stock selection strategy. Even though the stock markets of China and Turkey declined during the reporting period, the sell-off allowed us to build positions in Chinese and Turkish company stocks we deemed to be oversold. Consistent with our strategy, we continued to favor these two countries because we believed their markets possessed the capability to overcome recent volatility.

By industry and sector, the Fund’s overweighted positions relative to the MSCI EM Index in the beverages and oil and gas sectors, as well as an underweighted position in the metals and mining sector, yielded the greatest contribution compared with the index. Some of our top contributors in beverages included Belgium’s Interbrew, South African brewer SABMiller and Signapore’s Fraser & Neave, while oil and gas companies such as South Korea’s SK, Austria’s OMV and Hungary’s MOL Magyar Olaj-Es Gazipari contributed the greatest relative returns. Alternatively, our underweighted positions versus the index in the semiconductor and pharmaceutical industries negatively impacted performance.

During the period, we reduced the Fund’s exposure to the oil and gas and metals and mining sectors due to concerns over the sustainability of high commodity prices, especially oil and metals. This resulted in selective sales in Thailand, Brazil, South Africa, South Korea and China H shares (Hong Kong-listed Chinese companies). We also reduced the Fund’s holdings in Indonesia, India and Turkey. Other key sales included some of the Fund’s position in China’s CITIC Pacific, and all shares of South Korea’s Hyundai Motor and Indonesia’s PT Indosat, as they reached our stock price targets.

As we continued our search for value stocks, we made additional investments in Asia and Europe. In Asia, key purchases included South Korea’s Samsung Electronics, one of the world’s largest semiconductor manufacturers, and India’s Hindustan Lever, one of the country’s most prominent consumer products companies. In Europe, major investments included Belgium’s Interbrew, one of the oldest beer companies in the world with operations in 21 countries, and Titan Cement, one of the two major players in the Greek cement industry. We also purchased shares of HSBC Holdings, a U.K.-based global banking group with significant businesses in emerging markets, especially Hong Kong.

Top 10 Holdings

Templeton Developing Markets Securities Fund

6/30/04

Company Sector/Industry, Country	% of Total Net Assets

China Mobile (Hong Kong) Ltd., fgn.	2.8%
Wireless Telecommunication Services, China

Telefonos de Mexico SA de CV (Telmex), L, ADR	2.5%
Diversified Telecommunication Services, Mexico

Anglo American PLC	2.5%
Metals & Mining, South Africa

SABMiller PLC	2.2%
Beverages, South Africa

Remgro Ltd.	2.1%
Diversified Financial Services, South Africa

Kimberly Clark de Mexico SA de CV, A	2.1%
Household Products, Mexico

Interbrew	2.0%
Beverages, Belgium

Taiwan Cellular Corp.	1.9%
Wireless Telecommunication Services, Taiwan

Cia De Bebidas Das Américas (Ambev), ADR, pfd.	1.7%
Beverages, Brazil

Fraser & Neave Ltd.	1.7%
Beverages, Singapore

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

In Latin America, we invested in Cia De Bebidas das Américas (Ambev), one of Latin America’s largest beer and soft drink firms. We also bought shares of Kimberly Clark de Mexico, Mexico’s largest manufacturer and marketer of consumer tissue products, notebooks and other paper-based office supplies. Lastly, purchases in Spain’s Telefonica, Taiwan Cellular, Telefonos de Mexico, South Korea’s SK Telecom and Red Chip shares (Hong Kong-listed companies with significant exposure to China) of China Mobile resulted in an increase in the Fund’s exposure to the integrated and wireless telecommunication services industries.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlightsa

	Class 1
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$7.14		$4.71	$4.78	$5.25	$7.77	$5.13

Income from investment operations:
Net investment income[b]	.06		.13	.07	.08	.07	.05
Net realized and unrealized gains (losses)	—	[d]	2.38	(.06)	(.50)	(2.52)	2.67

Total from investment operations	.06		2.51	.01	(.42)	(2.45)	2.72

Less distributions from net investment income	(.14)		(.08)	(.08)	(.05)	(.07)	(.08)

Net asset value, end of period	$7.06		$7.14	$4.71	$4.78	$5.25	$7.77

Total return[c]	.95%		53.74%	.04%	(8.08)%	(31.76)%	53.84%
Ratios/supplemental data
Net assets, end of period (000’s)	$379,580		$359,299	$225,454	$240,289	$301,645	$297,605
Ratios to average net assets:
Expenses	1.48%[e]		1.55%	1.58%	1.57%	1.56%	1.50%
Net investment income	1.74%[e]		2.35%	1.45%	1.64%	1.13%	.82%
Portfolio turnover rate	42.83%		46.20%	57.91%	78.29%	89.48%	60.27%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	The amount shown for a share outstanding throughout the period does not correlate with the aggregate net losses on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.
[e]	Annualized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlightsa (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$7.09		$4.69	$4.76	$5.22	$7.74	$5.12

Income from investment operations:
Net investment income[b]	.06		.11	.06	.07	.06	.03
Net realized and unrealized gains (losses)	—[d]		2.35	(.06)	(.49)	(2.53)	2.66

Total from investment operations	.06		2.46	—	(.42)	(2.47)	2.69

Less distributions from net investment income	(.14)		(.06)	(.07)	(.04)	(.05)	(.07)

Net asset value, end of period	$7.01		$7.09	$4.69	$4.76	$5.22	$7.74

Total return[c]	.83%		52.99%	(.15)%	(8.08)%	(32.04)%	53.27%
Ratios/supplemental data
Net assets, end of period (000’s)	$219,503		$170,953	$80,952	$64,081	$56,617	$49,654
Ratios to average net assets:
Expenses	1.73%	[e]	1.80%	1.83%	1.82%	1.81%	1.75%
Net investment income	1.49%	[e]	2.10%	1.20%	1.37%	.88%	.52%
Portfolio turnover rate	42.83%		46.20%	57.91%	78.29%	89.48%	60.27%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	The amount shown for a share outstanding throughout the period does not correlate with the aggregate net losses on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.
[e]	Annualized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlights (continued)

	Class 3
	Period Ended June 30, 2004[c] (unaudited)
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$7.13

Income from investment operations:
Net investment income[a]	.03
Net realized and unrealized gains (losses)	(.01)[d]

Total from investment operations	.02

Less distributions from net investment income	(.14)

Net asset value, end of period	$7.01

Total return[b]	.27%
Ratios/supplemental data
Net assets, end of period (000’s)	$10
Ratios to average net assets:
Expenses	1.48%	[e]
Net investment income	1.74%	[e]
Portfolio turnover rate	42.83%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period May 3, 2004 (effective date) to June 30, 2004.
[d]	The amount shown for a share outstanding throughout the period does not correlate with the aggregate net losses on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.
[e]	Annualized.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited)

	INDUSTRY	SHARES/ RIGHTS/ WARRANTS	VALUE
Long Term Investments 93.3%
Argentina .5%
Tenaris SA, ADR	Energy Equipment & Services	100,314	$3,285,284

Austria 2.3%
Bank Austria Creditanstalt	Commercial Banks	125,852	7,380,271
OMV AG	Oil & Gas	31,613	6,154,291

			13,534,562

Belgium 2.0%
Interbrew	Beverages	369,200	11,746,231

Brazil 4.2%
Banco Bradesco SA, ADR, pfd.	Commercial Banks	159,090	7,310,185
Centrais Eletricas Brasileiras SA	Electric Utilities	174,194,764	1,731,824
Cia De Bebidas Das Americas (Ambev), ADR, pfd.	Beverages	518,800	10,412,316
Cia Vale do Rio Doce, ADR, pfd., A	Metals & Mining	27,000	1,055,700
Petroleo Brasileiro SA, ADR, pfd.	Oil & Gas	29,100	733,320
Souza Cruz SA	Tobacco	430,922	4,104,682

			25,348,027

China 10.0%
Aluminum Corp. of China Ltd., H	Metals & Mining	2,638,000	1,412,043
Beijing Enterprises Holdings Ltd.	Industrial Conglomerates	1,535,877	1,831,285
China Mobile (Hong Kong) Ltd., fgn.	Wireless Telecommunication Services	5,602,000	16,950,076
China Petroleum & Chemical Corp., H	Oil & Gas	8,078,000	2,951,653
China Resources Enterprise Ltd.	Distributors	4,574,000	5,541,719
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	8,240,000	2,878,792
China Travel International Investment Hong Kong Ltd.	Hotels Restaurants & Leisure	16,524,000	2,838,811
[a]China Travel Investment Hk Ltd., wts., 5/31/06	Hotels Restaurants & Leisure	3,388,800	102,101
CITIC Pacific Ltd.	Industrial Conglomerates	2,469,959	6,048,388
Huadian Power International Corp., Ltd., H	Electric Utilities	10,770,000	3,624,612
Lenovo Group Ltd.	Computers & Peripherals	12,820,000	3,574,899
PetroChina Co., Ltd., H	Oil & Gas	7,714,000	3,560,399
Shanghai Industrial Holdings Ltd.	Industrial Conglomerates	2,221,000	4,086,175
TCL International Holdings Inc.	Household Durables	3,584,000	1,114,285
Tingyi (Cayman Islands) Holding Corp.	Food Products	5,394,000	1,307,041
Travelsky Technology Ltd., H	IT Services	3,004,000	1,964,204

			59,786,483

Croatia .8%
Pliva D D, GDR, Reg S	Pharmaceuticals	305,000	4,514,000

Czech Republic .7%
[a]Cesky Telecom AS	Diversified Telecommunication Services	323,510	3,966,277

Egypt .2%
Commercial International Bank Ltd.	Commercial Banks	274,380	1,031,482

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	INDUSTRY	SHARES/ RIGHTS/ WARRANTS	VALUE
Long Term Investments (cont.)
Greece 2.2%
Coca-Cola Hellenic Bottling Co., SA	Beverages	153,257	$3,580,030
Hellenic Telecommunications Organization SA (OTE)	Diversified Telecommunication Services	386,860	5,026,784
Titan Cement Company	Construction Materials	207,560	4,883,884

			13,490,698

Hong Kong 3.3%
Cheung Kong Holdings Ltd.	Real Estate	1,113,000	8,205,018
Cheung Kong Infrastructure Holdings Ltd.	Construction Materials	572,000	1,378,702
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	1,133,833	2,664,508
Guoco Group Ltd.	Diversified Financial Services	350,000	2,916,742
Hang Lung Group Ltd.	Real Estate	782,000	1,052,719
Henderson Investment Ltd.	Real Estate	1,149,000	1,392,093
MTR Corp. Ltd.	Road & Rail	1,595,290	2,413,449

			20,023,231

Hungary 2.7%
Egis RT	Pharmaceuticals	44,835	1,990,305
Gedeon Richter Ltd.	Pharmaceuticals	32,696	3,283,570
Matav RT	Diversified Telecommunication Services	1,037,300	4,151,831
MOL Magyar Olaj-Es Gazipari RT	Oil & Gas	172,240	6,856,365

			16,282,071

India 3.4%
Dr. Reddy’s Laboratories Ltd.	Pharmaceuticals	158,130	2,529,392
Hindustan Lever Ltd.	Household Products	1,834,000	5,078,156
Hindustan Petroleum Corp. Ltd.	Oil & Gas	871,504	6,375,864
Reliance Industries Ltd.	Oil & Gas	94,600	883,962
Shipping Corp. of India Ltd.	Marine	820,500	1,821,251
Tata Iron & Steel Co. Ltd.	Metals & Mining	141,000	922,519
Tata Tea Ltd.	Food Products	359,803	2,873,337

			20,484,481

Indonesia .5%
PT Indosat (Persero) TBK	Diversified Telecommunication Services	4,425,500	1,894,458
PT Perusahaan Gas Negara	Gas Utilities	6,422,000	990,364
PT Perusahaan Gas Negara, 144A	Gas Utilities	249,500	38,476

			2,923,298

Malaysia 2.0%
Golden Hope Plantations Bhd.	Food Products	491,000	426,395
[a]Kuala Lumpur Kepong Bhd.	Food Products	406,600	690,150
Petronas Dagangan Bhd.	Oil & Gas	36,500	65,316
Resorts World Bhd.	Hotels Restaurants & Leisure	1,454,500	3,425,730
SIME Darby Bhd.	Industrial Conglomerates	1,282,500	1,873,125
Southern Bank Bhd., fgn.	Commercial Banks	182,000	127,400
SP Setia Bhd.	Real Estate	441,800	460,402
Tanjong PLC	Hotels Restaurants & Leisure	217,000	713,816

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	INDUSTRY	SHARES/ RIGHTS/ WARRANTS	VALUE
Long Term Investments (cont.)
Malaysia (cont.)
YTL Corp Bhd.	Electric Utilities	1,896,000	$2,345,053
YTL Power International Bhd.	Water Utilities	4,151,400	1,977,377

			12,104,764

Mexico 5.5%
Embotelladoras Arca SA, 144A	Beverages	60,833	112,193
Fomento Economico Mexicano SA de CV Femsa, ADR	Beverages	94,120	4,314,461
Grupo Carso SA de CV	Industrial Conglomerates	287,805	1,177,872
Kimberly Clark de Mexico SA de CV, A	Household Products	4,538,033	12,355,349
Telefonos de Mexico SA de CV (Telmex), L, ADR	Diversified Telecommunication Services	458,602	15,257,688

			33,217,563

Philippines .8%
San Miguel Corp., B	Beverages	3,892,630	5,094,975

Poland 3.0%
Bank Pekao SA	Commercial Banks	104,900	3,504,138
[a]BRE Bank SA	Commercial Banks	40,966	1,163,461
Polski Koncern Naftowy Orlen SA	Oil & Gas	826,929	6,665,355
Telekomunikacja Polska SA	Diversified Telecommunication Services	1,626,700	6,731,901

			18,064,855

Russia 1.0%
[a]Avtovaz, GDR	Automobiles	27,270	663,560
[b]Lukoil Holdings, ADR	Oil & Gas	52,307	5,498,512

			6,162,072

Singapore 6.1%
Comfortdelgro Corp. Ltd.	Road & Rail	4,474,000	3,194,879
Fraser & Neave Ltd.	Beverages	1,233,681	10,027,307
Keppel Corp. Ltd.	Industrial Conglomerates	2,182,600	8,933,397
Singapore Press Holdings Ltd.	Media	1,003,000	2,422,410
Singapore Technologies Engineering Ltd.	Aerospace & Defense	2,993,000	3,614,294
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	6,518,000	8,476,484

			36,668,771

South Africa 10.0%
Anglo American PLC	Metals & Mining	725,485	15,017,776
Liberty Group Ltd.	Insurance	35,328	293,441
Nampak Ltd.	Containers & Packaging	431,400	1,022,292
Nedcor Ltd.	Commercial Banks	291,497	2,929,212
[a]Nedcor Ltd., 144A	Commercial Banks	63,958	642,705
Old Mutual PLC	Insurance	1,718,360	3,264,267
Remgro Ltd.	Diversified Financial Services	1,043,070	12,571,202
SABMiller PLC	Beverages	1,016,424	13,226,755
Sappi Ltd.	Paper & Forest Products	316,300	4,878,438
Sasol Ltd.	Oil & Gas	378,400	5,922,515

			59,768,603

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	INDUSTRY	SHARES/ RIGHTS/ WARRANTS	VALUE
Long Term Investments (cont.)
South Korea 14.5%
CJ Corp.	Food Products	105,070	$5,683,146
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	Machinery	543,350	6,559,699
Dong-A Pharmaceutical Co. Ltd.	Pharmaceuticals	65,303	791,209
Hite Brewery Co. Ltd.	Beverages	87,140	6,183,886
Hyundai Autonet Co.	Auto Components	498,000	1,159,342
Hyundai Development Co.	Construction & Engineering	463,300	4,310,234
Kangwon Land Inc.	Hotels Restaurants & Leisure	788,365	8,733,078
Korea Electric Power Corp.	Electric Utilities	289,649	4,662,459
Korea Gas Corp.	Gas Utilities	89,600	2,597,663
KT Corp.	Diversified Telecommunication Services	175,060	5,855,533
LG Chem Ltd.	Chemicals	149,270	5,051,023
LG Household & Health Care Ltd.	Household Products	94,760	2,702,157
LG International Corp.	Trading Companies & Distributors	325,440	2,247,522
LG Petrochemical Co. Ltd.	Chemicals	146,810	2,941,282
POSCO	Metals & Mining	25,930	3,343,635
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	21,580	8,908,403
Samsung Fine Chemicals	Chemicals	221,490	3,201,110
Samsung Heavy Industries Co. Ltd.	Machinery	1,301,840	5,836,029
SK Corp.	Oil & Gas	33,410	1,324,256
SK Telecom Co. Ltd.	Wireless Telecommunication Services	27,970	4,599,135

			86,690,801

Spain 1.5%
Telefonica SA	Diversified Telecommunication Services	597,300	8,829,456

Taiwan 11.8%
Acer Inc.	Computers & Peripherals	3,411,000	4,796,085
Cheng Shin Rubber Industry Co. Ltd.	Auto Components	1,207,000	1,578,716
Chunghwa Telecom Co. Ltd.	Diversified Telecommunication Services	3,162,000	5,451,724
D-Link Corp.	Communications Equipment	3,870,000	4,521,136
Delta Electronics Inc.	Electronic Equipment & Instruments	5,191,467	6,512,482
Elan Microelectronics Corp.	Semiconductors & Semiconductor Equipment	2,641,000	1,962,693
Kinpo Electronics Inc.	Office Electronics	3,283,200	1,542,050
Lite-on Technology Corp.	Computers & Peripherals	6,367,000	6,681,186
Mega Financial Holdings Co. Ltd.	Commercial Banks	6,152,503	4,060,213
Micro-Star International Co. Ltd.	Computers & Peripherals	3,974,000	4,370,927
Phoenixtec Power Co. Ltd.	Electrical Equipment	702,000	688,645
President Chain Store Corp.	Food & Staples Retailing	1,184,000	2,234,958
Princeton Technology Corp.	Semiconductors & Semiconductor Equipment	666,000	841,409
Sunplus Technology Co. Ltd.	Semiconductors & Semiconductor Equipment	2,371,000	4,123,172
Taiwan Cellular Corp.	Wireless Telecommunication Services	12,155,302	11,562,713

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	INDUSTRY	SHARES/ RIGHTS/ WARRANTS	VALUE
Long Term Investments (cont.)
Taiwan (cont.)
Tsann Kuen Enterprise Co. Ltd.	Household Durables	784,000	$978,835
UNI-President Enterprises Corp.	Food Products	10,644,600	4,746,403
Yuanta Core Pacific Securities Co.	Capital Markets	6,289,212	3,926,084

			70,579,431

Thailand 1.0%
BEC World Public Co. Ltd., fgn.	Media	3,740,900	1,665,266
Delta Electronics (Thailand) Public Co. Ltd.	Electronic Equipment & Instruments	1,552,900	881,186
Land and House Public Co. Ltd., fgn.	Household Durables	2,234,700	532,917
National Finance Public Co. Ltd., fgn.	Consumer Finance	2,221,134	798,598
[a]Thai Military Bank Public Company Ltd., fgn.	Commercial Banks	20,821,000	1,981,012
[a]True Corp. PLC, rts.	Diversified Telecommunication Services	344,616	—

			5,858,979

Turkey 2.0%
[a]Arcelik AS, Br.	Household Durables	1,048,826,400	5,194,659
Migros Turk T.A.S.	Food & Staples Retailing	788,539,500	3,825,796
Tupras-Turkiye Petrol Rafineleri AS	Oil & Gas	419,000,000	2,752,864

			11,773,319

United Kingdom 1.3%
HSBC Holdings PLC	Commercial Banks	499,299	7,521,684

Total Long Term Investments (Cost $484,833,349)			558,751,398

		PRINCIPAL AMOUNT
Short Term Investments (Cost $41,316,648) 6.9%
[c]U.S. Treasury Bills, .91% to 1.22%, with maturities to 9/23/04		$41,373,000	41,300,296

Total Investments (Cost $526,149,997) 100.2%			600,051,694
Other Assets, less Liabilities (.2)%			(958,781)

Net Assets 100.0%			$599,092,913

[a]Non-income	producing.
[b]See	Note 7 regarding other considerations
[c]Security	is traded on a discount basis; the rate shown is the effective yield at the time of purchase by the Fund.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost	$526,149,997

Value	600,051,694
Cash	1,340
Foreign currency, at value (cost $200,292)	176,634
Receivables:
Investment securities sold	1,056,525
Capital shares sold	2,376,445
Dividends	2,212,918

Total assets	605,875,556

Liabilities:
Payables:
Investment securities purchased	5,686,484
Capital shares redeemed	253,005
Affiliates	751,823
Other liabilities	91,331

Total liabilities	6,782,643

Net assets, at value	$599,092,913

Net assets consist of:
Distributions in excess of net investment income	$(846,897)
Net unrealized appreciation (depreciation)	73,875,300
Accumulated net realized gain (loss)	(153,634,204)
Capital shares	679,698,714

Net assets, at value	$599,092,913

Class 1:
Net assets, at value	$379,579,616

Shares outstanding	53,802,769

Net asset value and offering price per share	$7.06

Class 2:
Net assets, at value	$219,503,464

Shares outstanding	31,307,851

Net asset value and offering price per share	$7.01

Class 3:
Net assets, at value	$9,833

Shares outstanding	1,403

Net asset value and offering price per share[a]	$7.01

[a]	Redemption price is equal to net asset value less any redemption fees retained by the Fund.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
(net of foreign taxes and fees of $1,052,684)
Dividends	$9,314,063
Interest	174,048

Total investment income	9,488,111

Expenses:
Management fees (Note 3)	3,664,327
Administrative fees (Note 3)	410,665
Distribution fees — Class 2 (Note 3)	258,557
Transfer agent fees	2,268
Custodian fees (Note 4)	171,417
Reports to shareholders	87,072
Professional fees	14,517
Trustees’ fees and expenses	1,909
Other	12,072

Total expenses	4,622,804

Net investment income	4,865,307

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $2,166,552) (Note 1(f))	46,275,655
Foreign currency transactions	(332,624)

Net realized gain (loss)	45,943,031
Net unrealized appreciation (depreciation) on:
Investments	(50,781,867)
Translation of assets and liabilities denominated in foreign currencies	(6,676)
Deferred taxes (Note 1(f))	1,914,669

Net unrealized appreciation (depreciation)	(48,873,874)

Net realized and unrealized gain (loss)	(2,930,843)

Net increase (decrease) in net assets resulting from operations	$1,934,464

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited)

and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$4,865,307	$8,383,604
Net realized gain (loss) from investments and foreign currency transactions	45,943,031	18,835,829
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(48,873,874)	141,314,261

Net increase (decrease) in net assets resulting from operations	1,934,464	168,533,694
Distributions to shareholders from net investment income:
Class 1	(7,597,672)	(3,521,009)
Class 2	(4,066,275)	(1,068,523)
Class 3	(190)	—

Total distributions to shareholders	(11,664,137)	(4,589,532)
Capital share transactions: (Note 2)
Class 1	25,498,345	18,051,739
Class 2	53,061,823	41,851,167
Class 3	10,000	—

Total capital share transactions	78,570,168	59,902,906
Net increase (decrease) in net assets	68,840,495	223,847,068
Net assets:
Beginning of period	530,252,418	306,405,350

End of period	$599,092,913	$530,252,418

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$(846,897)	$5,951,933

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Templeton Developing Markets Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. All security valuation procedures are approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Deferred Taxes

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital. There were no redemption fees for the period.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class 1, Class 2 and Class 3. Effective May 3, 2004 the Fund began offering a new class of shares, Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2004		December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	5,347,418	$39,635,300	10,436,573	$60,506,599
Shares issued in reinvestment of distributions	1,105,920	7,597,672	652,039	3,521,009
Shares redeemed	(2,998,574)	(21,734,627)	(8,573,395)	(45,975,869)

Net increase (decrease)	3,454,764	$25,498,345	2,515,217	$18,051,739

Class 2 Shares:
Shares sold	12,520,289	$92,150,202	30,181,277	$163,641,071
Shares issued in reinvestment of distributions	595,355	4,066,275	198,398	1,068,523
Shares redeemed	(5,908,870)	(43,154,654)	(23,541,038)	(122,858,427)

Net increase (decrease)	7,206,774	$53,061,823	6,838,637	$41,851,167

Class 3 Shares:
Shares sold	1,403	$10,000

Net increase (decrease)	1,403	$10,000

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.15%	First $200 million
.135%	Over $200 million, up to and including $700 million
.10%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 and Class 3, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan. For the period ended June 30, 2004, Class 3 did not incur a distribution services fee.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, there were no credits earned.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $197,860,620 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2006	$19,633,396
2007	91,657,992
2009	62,323,035
2010	24,246,197

$197,860,620

At December 31, 2003, the Fund had deferred currency losses occurring subsequent to October 31, 2003 of $115,389. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments	$532,719,188

Unrealized appreciation	$88,457,675
Unrealized depreciation	(21,125,169)

Net unrealized appreciation (depreciation)	$67,332,506

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short-term securities) for the period ended June 30, 2004 aggregated $295,512,865 and $234,620,780, respectively.

7. OTHER CONSIDERATIONS

TAML, as the Fund’s Manager, may serve as a member on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. Currently, the Manager serves in one or more of these capacities for Lukoil Holdings. As a result of this involvement, the Manager may be in possession of certain material non-public information which, pursuant to the Fund’s policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

8. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

8. REGULATORY MATTERS (cont.)

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which an affiliate of the Fund’s investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

8. REGULATORY MATTERS (cont.)

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

At December 31, 2003, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 15, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a breakdown by country of foreign taxes paid and foreign source income as designated by the Fund, to Class 1, Class 2 and Class 3 shareholders.

	Class 1		Class 2		Class 3
Country	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Austria	0.0006	0.0027	0.0006	0.0026	0.0006	0.0026
Bermuda	0.0000	0.0001	0.0000	0.0001	0.0000	0.0001
Brazil	0.0002	0.0125	0.0002	0.0118	0.0002	0.0118
Chile	0.0001	0.0002	0.0001	0.0001	0.0001	0.0001
China	0.0000	0.0054	0.0000	0.0051	0.0000	0.0051
Croatia	0.0000	0.0006	0.0000	0.0006	0.0000	0.0006
Czech Republic	0.0001	0.0005	0.0001	0.0005	0.0001	0.0005
Egypt	0.0000	0.0007	0.0000	0.0006	0.0000	0.0006
Greece	0.0000	0.0039	0.0000	0.0037	0.0000	0.0037
Hong Kong	0.0000	0.0159	0.0000	0.0150	0.0000	0.0150
Hungary	0.0003	0.0011	0.0003	0.0011	0.0003	0.0011
India	0.0057	0.0130	0.0057	0.0123	0.0057	0.0123
Indonesia	0.0014	0.0067	0.0014	0.0063	0.0014	0.0063
Luxembourg	0.0000	0.0011	0.0000	0.0011	0.0000	0.0011
Malaysia	0.0005	0.0013	0.0005	0.0013	0.0005	0.0013
Mexico	0.0000	0.0083	0.0000	0.0079	0.0000	0.0079
Philippines	0.0003	0.0008	0.0003	0.0007	0.0003	0.0007
Poland	0.0001	0.0003	0.0001	0.0003	0.0001	0.0003
Portugal	0.0000	0.0001	0.0000	0.0000	0.0000	0.0000
Russia	0.0005	0.0022	0.0005	0.0021	0.0005	0.0021
Singapore	0.0021	0.0113	0.0021	0.0107	0.0021	0.0107
South Africa	0.0008	0.0365	0.0008	0.0345	0.0008	0.0345
South Korea	0.0041	0.0171	0.0041	0.0162	0.0041	0.0162
Switzerland	0.0000	0.0002	0.0000	0.0002	0.0000	0.0002
Taiwan	0.0026	0.0067	0.0026	0.0063	0.0026	0.0063
Thailand	0.0002	0.0030	0.0002	0.0028	0.0002	0.0028
Turkey	0.0000	0.0039	0.0000	0.0037	0.0000	0.0037
United Kingdom	0.0000	0.0004	0.0000	0.0004	0.0000	0.0004

Total	$0.0196	$0.1565	$0.0196	$0.1480	$0.0196	$0.1480

TEMPLETON FOREIGN SECURITIES FUND

This semiannual report for Templeton Foreign Securities Fund covers the period ended June 30, 2004.

Performance Summary as of 6/30/04

Templeton Foreign Securities Fund – Class 1 delivered a +4.31% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Foreign Securities Fund – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund invests predominantly in investments of issuers located outside the U.S., including in emerging markets.

Performance Overview

You can find the Fund’s total return in the Performance Summary. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, which returned 4.86% for the six-month period ended June 30, 2004.1 From May 3, 2004, through June 30, 2004, the MSCI EAFE Index returned 2.67%.1

Economic and Market Overview

Exports, employment and manufacturing data suggested that the global economy expanded in the first half of 2004, led by the U.S. and China, albeit possibly at a slower pace than in 2003. As of June 30, 2004, Chinese authorities’ intervention appeared effective in slowing its gross domestic product (GDP) growth. Officials there targeted a growth rate of 7% for 2004, after China’s GDP grew 9.1% in 2003.2 The slowdown was widely anticipated, as was the ripple effect on export-oriented economies in Asia, Europe and Latin America that had benefited from China’s dramatic growth. Counteracting China’s perceived slowdown, domestic demand increased in countries such as Japan and France, and there was some indication that this could soon be the case in Italy and Germany. For example, recent consumer confidence surveys in Germany, Europe’s largest economy, indicated improvement in spending plans, income expectations and economic outlook. This reflected, in part, a decline in oil prices from record levels earlier in the year and modest job creation that maintained the unemployment rate at 10.5% in June.3 Improving Europe’s consumer demand was relevant to economic growth because consumer spending accounted for about two-thirds of the euro zone’s $8.5 trillion economy.4

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: South China Morning Post, 5/1/04.

3. Source: Reuters, “German unemployment level falls,” 7/6/04.

4. Sources: afxnews.com, “ECB’s Issing says euro zone recovery needs rebound in consumer spending,” 4/23/04; en.icxo.com, “Sweden Riksbank to Lift Interest Rates,” 6/21/04.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Emerging markets involve heightened risks due to their relatively smaller size and lesser liquidity. The Fund’s prospectus also includes a description of the main investment risks.

In early 2004, investors extended the rally in global equity markets that had begun in March 2003. Adequate liquidity, reasonably solid economic growth and higher corporate earnings remained pillars for the extended rally. However, investor focus shifted to potential problem areas of inflation, terrorism, China’s slowing economy and rising global interest rates. These factors hindered global equity market performance, particularly in the second quarter when local stock market indexes in China, Russia, Taiwan, South Korea and Brazil delivered double-digit declines. Asian stock markets were weak due to China. Russian markets reacted to what some investors considered political interference in the markets following the troubles of oil company YUKOS. Debt-burdened Brazil faced the double hurdles of decreased demand from Asia and higher interest rates. However, the returns of these few markets were hardly typical.

Most stock market indexes traded nervously in the first half of 2004, but overall did not move significantly in either direction. Excluding the Nikkei 225 Stock Average, which rose 9.27% in U.S. dollar terms for the six months ended June 30, 2004, most major indexes delivered relatively flat returns.5 The MSCI All Country World Index’s six-month total return was 3.57% — in aggregate, stock market gains were modest for the reporting period.5

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the six months under review, the Fund’s performance benefited from strong stock selection in the consumer discretionary sector, which outperformed the overall return of the MSCI EAFE Index (the Index).6 The performance of such consumer discretionary holdings as Sony, Denso, Autoliv, Michelin and Reuters Group more than offset the

5. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

6. The consumer discretionary sector comprises auto components, automobiles, household durables and media in the Statement of Investments (SOI).

Fund’s slight average underweighting relative to the Index for the period. Strong stock selection in the Fund’s underweighted health care sector position also helped performance relative to the Index, and Fund holdings Aventis, Celltech Group and Ono Pharmaceuticals particularly contributed to the Fund’s overall performance.7 During the reporting period, Aventis and Celltech received acquisition bids at premiums to their previous share prices, which boosted their stocks’ performances. The Fund’s information technology (IT) sector holdings outperformed the Index’s IT sector and overall results for the reporting period, and Fund holdings Nintendo, Hitachi and Check Point Software were notable contributors.8

The Fund’s overweighted materials sector exposure detracted from performance due to poor stock selection within the sector, as well as the materials sector’s underperformance relative to the Index during the period.9 Within the materials sector, Fund holdings POSCO, Barrick Gold and Cia Vale do Rio Doce negatively impacted performance. Although generating positive absolute returns, the utilities, financials and consumer staples sectors also hindered relative performance during the period as they underperformed the overall Index.10

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

7. The health care sector comprises biotechnology, health care equipment and supplies, and health care providers and services in the SOI.

8. The information technology sector comprises IT services, software, computers and peripherals, electronic equipment and instruments, and semiconductors and semiconductor equipment in the SOI.

9. The materials sector comprises chemicals, construction materials, metals and mining, and paper and forest products in the SOI.

10. The utilities sector comprises electric utilities, gas utilities, and multi-utilities and unregulated power in the SOI. The financials sector comprises commercial banks, thrifts and mortgage finance, diversified financial services, capital markets, insurance and real estate in the SOI. The consumer staples sector comprises food and staples retailing, and food products in the SOI.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Templeton Foreign Securities Fund 6/30/04

Company Sector/Industry, Country	% of Total Net Assets

Cheung Kong Holdings Ltd.	2.0%
Real Estate, Hong Kong

Nippon Telegraph & Telephone Corp.	2.0%
Diversified Telecommunication Services, Japan

Denso Corp.	1.7%
Auto Components, Japan

Sony Corp.	1.7%
Household Durables, Japan

Nintendo Co. Ltd.	1.6%
Software, Japan

GlaxoSmithKline PLC	1.6%
Pharmaceuticals, U.K.

Samsung Electronics Co. Ltd.	1.6%
Semiconductors & Semiconductor Equipment, South Korea

Aventis SA	1.5%
Pharmaceuticals, France

Telefonos de Mexico SA de CV (Telmex), L, ADR	1.3%
Diversified Telecommunication Services, Mexico

BP PLC	1.2%
Oil & Gas, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Highlightsa

	Class 1
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.37		$9.51	$11.85	$18.78	$22.25	$20.69

Income from investment operations:
Net investment income[b]	.17		.19	.22	.23	.40	.33
Net realized and unrealized gains (losses)	.36		2.87	(2.37)	(5.23)	(.95)	3.78

Total from investment operations	.53		3.06	(2.15)	(5.00)	(.55)	4.11

Less distributions from:
Net investment income	(.15)		(.20)	(.19)	(.26)	(.43)	(.57)
Net realized gains	—		—	—	(1.67)	(2.49)	(1.98)

Total distributions	(.15)		(.20)	(.19)	(1.93)	(2.92)	(2.55)

Net asset value, end of period	$12.75		$12.37	$9.51	$11.85	$18.78	$22.25

Total return[c]	4.31%		32.55%	(18.40)%	(15.75)%	(2.19)%	23.61%
Ratios/supplemental data
Net assets, end of period (000’s)	$467,478		$472,665	$397,420	$565,220	$776,495	$1,056,798
Ratios to average net assets:
Expenses	.82%	[d]	.87%	.88%	.90%	.87%	.85%
Net investment income	2.78%	[d]	1.81%	1.97%	1.59%	2.08%	1.69%
Portfolio turnover rate	2.87%		18.01%	28.12%	20.00%	32.81%	30.04%

[a]Financial	highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) - Templeton International Securities Fund as a result of a merger May 1, 2000.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]Annualized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Highlightsa (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31
			2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.24		$9.42	$11.74	$18.67	$22.13	$20.61

Income from investment operations:
Net investment income[b]	.16		.15	.17	.18	.31	.25
Net realized and unrealized gains (losses)	.35		2.85	(2.32)	(5.21)	(.90)	3.78

Total from investment operations	.51		3.00	(2.15)	(5.03)	(.59)	4.03

Less distributions from:
Net investment income	(.14)		(.18)	(.17)	(.23)	(.38)	(.53)
Net realized gains	—		—	—	(1.67)	(2.49)	(1.98)

Total distributions	(.14)		(.18)	(.17)	(1.90)	(2.87)	(2.51)

Net asset value, end of period	$12.61		$12.24	$9.42	$11.74	$18.67	$22.13

Total return[c]	4.16%		32.21%	(18.56)%	(15.99)%	(2.38)%	23.23%
Ratios/supplemental data
Net assets, end of period (000’s)	$978,598		$653,594	$299,760	$225,505	$187,115	$101,365
Ratios to average net assets:
Expenses	1.07%	[d]	1.12%	1.13%	1.15%	1.12%	1.10%
Net investment income	2.53%	[d]	1.56%	1.72%	1.32%	1.66%	1.26%
Portfolio turnover rate	2.87%		18.01%	28.12%	20.00%	32.81%	30.04%

[a]Financial	highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) - Templeton International Fund a result of a merger May 1, 2000.
[b]Based	on average daily shares outstanding.
[c]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]Annualized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Highlights (continued)

	Class 3
	Period Ended June 30, 2004[c] (unaudited)
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.48

Income from investment operations:
Net investment income[a]	.04
Net realized and unrealized gains (losses)	.23

Total from investment operations	.27

Less distributions from:
Net investment income	(.14)
Net realized gains	—

Total distributions	(.14)

Net asset value, end of period	$12.61

Total return[b]	2.15%
Ratios/supplemental data
Net assets, end of period (000’s)	$4,644
Ratios to average net assets:
Expenses	1.07%	[d]
Net investment income	2.53%	[d]
Portfolio turnover rate	2.87%

[a]Based	on average daily shares outstanding.
[b]Total	return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period May 3, 2004 (effective date) to June 30, 2004.
[d]Annualized.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited)

	COUNTRY	SHARES	VALUE
Common Stocks 83.2%
Aerospace & Defense 1.0%
BAE Systems PLC	United Kingdom	3,544,411	$14,092,926

Air Freight & Logistics 1.0%
Deutsche Post AG	Germany	677,613	14,608,668

Airlines .5%
Qantas Airways Ltd.	Australia	3,060,000	7,503,239

Auto Components 3.8%
Autoliv Inc., SDR	Sweden	393,611	16,433,224
Denso Corp.	Japan	1,044,800	24,321,056
Michelin SA, B	France	266,820	14,754,260

			55,508,540

Automobiles .5%
Volkswagen AG	Germany	181,815	7,675,812

Biotechnology .4%
[a]CellTech Group PLC	United Kingdom	630,000	6,272,351

Capital Markets 2.2%
[a]Ainax AB, 144A	Sweden	23,823	782,720
Amvescap PLC	United Kingdom	920,450	6,276,327
Nomura Holdings Inc.	Japan	865,730	12,813,581
UBS AG	Switzerland	161,000	11,344,818

			31,217,446

Chemicals 3.3%
Akzo Nobel NV	Netherlands	329,003	12,100,496
BASF AG	Germany	324,369	17,384,028
Bayer AG, Br.	Germany	333,400	9,613,447
Lonza Group AG	Switzerland	173,400	8,784,917

			47,882,888

Commercial Banks 6.1%
Abbey National PLC	United Kingdom	1,919,500	17,866,297
DBS Group Holdings Ltd.	Singapore	662,000	5,534,442
DBS Group Holdings Ltd., 144A	Singapore	650,000	5,434,120
Hana Bank	South Korea	343,270	7,248,626
HSBC Holdings PLC	United Kingdom	147,855	2,227,360
[a]Kookmin Bank, ADR	South Korea	314,560	9,870,893
Lloyds TSB Group PLC	United Kingdom	1,387,500	10,863,827
National Australia Bank Ltd.	Australia	706,300	14,681,578
Nordea Bank AB, FDR	Sweden	2,135,083	15,378,063

			89,105,206

Commercial Services & Supplies 1.4%
Rentokil Initial PLC	United Kingdom	3,720,100	9,748,548
Securitas AB, B	Sweden	809,980	10,107,345
Societe BIC SA	France	23,250	1,034,741

			20,890,634

Computers & Peripherals .5%
NEC Corp.	Japan	1,058,000	7,446,675

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Construction Materials .6%
Cemex SA, ADR	Mexico	315,900	$9,192,690

Diversified Financial Services 1.4%
ING Groep NV	Netherlands	450,610	10,635,740
Rodamco Europe NV	Netherlands	164,000	9,906,683

			20,542,423

Diversified Telecommunication Services 8.2%
BCE Inc.	Canada	815,260	16,235,273
Chunghwa Telecom Co. Ltd., ADR	Taiwan	728,900	12,857,796
KT Corp., ADR	South Korea	420,880	7,592,675
Nippon Telegraph & Telephone Corp.	Japan	5,385	28,771,984
Telecom Corp. of New Zealand Ltd.	New Zealand	2,553,026	9,533,234
Telefonica SA, ADR	Spain	247,113	11,028,653
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	585,469	19,478,554
Telenor ASA	Norway	2,003,100	13,929,080

			119,427,249

Electric Utilities 3.2%
E.On AG	Germany	188,653	13,587,845
Endesa SA	Spain	547,398	10,549,298
Hong Kong Electric Holdings Ltd.	Hong Kong	1,800,000	7,454,037
Iberdrola SA, Br.	Spain	528,222	11,150,161
Korea Electric Power Corp.	South Korea	250,000	4,024,232

			46,765,573

Electrical Equipment 1.1%
Kidde PLC	United Kingdom	2,724,071	5,903,422
[a]Vestas Wind Systems AS	Denmark	502,800	7,386,553
[a]Vestas Wind Systems AS, 144A	Denmark	167,600	2,462,184

			15,752,159

Electronic Equipment & Instruments 1.2%
Hitachi Ltd.	Japan	2,561,867	17,632,426

Energy Equipment & Services .4%
IHC Caland NV	Netherlands	115,874	5,389,587

Food & Staples Retailing .7%
J Sainsbury PLC	United Kingdom	1,830,860	9,454,452

Food Products 2.4%
Cadbury Schweppes PLC	United Kingdom	812,000	7,005,713
Nestle SA	Switzerland	51,790	13,811,769
Unilever PLC	United Kingdom	1,357,834	13,321,755

			34,139,237

Health Care Equipment & Supplies
Olympus Corp.	Japan	25,000	471,979

Health Care Providers & Services .6%
Mayne Group Ltd.	Australia	3,390,208	8,053,143

Household Durables 3.2%
Koninklijke Philips Electronics NV	Netherlands	576,739	15,528,371
Persimmon PLC	United Kingdom	614,500	7,042,980
Sony Corp.	Japan	644,654	24,281,977

			46,853,328

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Industrial Conglomerates 1.9%
Hutchison Whampoa Ltd.	Hong Kong	1,962,000	$13,394,767
Smiths Group PLC	United Kingdom	1,049,900	14,213,310

			27,608,077

Insurance 6.6%
ACE Ltd.	Bermuda	337,803	14,282,311
AMP Ltd.	Australia	2,878,337	12,691,999
AXA SA	France	479,792	10,565,663
AXA SA, 144A	France	40,480	891,424
Sampo OYJ, A	Finland	1,292,550	12,549,182
Sompo Japan Insurance Inc.	Japan	1,694,000	17,310,269
Swiss Reinsurance Co.	Switzerland	235,318	15,285,148
XL Capital Ltd., A	Bermuda	162,428	12,256,817

			95,832,813

IT Services .3%
Satyam Computers Services Ltd.	India	728,666	4,841,132

Machinery .9%
Volvo AB, B	Sweden	369,264	12,843,198

Media 3.8%
British Sky Broadcasting Group PLC	United Kingdom	349,623	3,943,736
Pearson PLC	United Kingdom	1,008,500	12,253,727
Reed Elsevier NV	Netherlands	877,400	12,318,806
Reuters Group PLC	United Kingdom	950,800	6,388,441
Wolters Kluwer NV	Netherlands	380,280	6,902,994
Yell Group PLC	United Kingdom	2,000,000	12,504,080

			54,311,784

Metals & Mining 2.2%
Alcan Inc.	Canada	55,334	2,288,949
Barrick Gold Corp.	Canada	330,494	6,551,953
BHP Billiton Ltd.	Australia	1,338,050	11,679,066
POSCO, ADR	South Korea	331,100	11,095,161

			31,615,129

Multi-Utilities & Unregulated Power 1.7%
National Grid Transco PLC	United Kingdom	1,742,960	13,449,448
Suez SA	France	554,600	11,545,030

			24,994,478

Oil & Gas 5.5%
BP PLC	United Kingdom	2,051,720	18,120,265
Eni SpA	Italy	845,840	16,794,750
Repsol YPF SA	Spain	723,515	15,844,743
Shell Transport & Trading Co. PLC	United Kingdom	2,467,253	18,098,797
Total SA, B	France	54,077	10,309,717

			79,168,272

Paper & Forest Products 2.1%
Stora Enso OYJ, R	Finland	972,230	13,164,492
UPM-Kymmene Corp.	Finland	911,384	17,342,165

			30,506,657

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Pharmaceuticals 4.7%
Aventis SA	France	294,748	$22,251,424
GlaxoSmithKline PLC	United Kingdom	1,121,400	22,695,629
Ono Pharmaceutical Co. Ltd.	Japan	299,000	14,057,371
[a]Shire Pharmaceuticals Group PLC	United Kingdom	928,000	8,103,297
Takeda Pharmaceutical Co. Ltd.	Japan	33,200	1,457,435

			68,565,156

Real Estate 3.0%
Cheung Kong Holdings Ltd.	Hong Kong	4,022,137	29,651,130
Swire Pacific Ltd., B	Hong Kong	12,648,627	14,351,694

			44,002,824

Road & Rail .4%
East Japan Railway Co.	Japan	1,100	6,169,638

Semiconductors & Semiconductor Equipment 1.9%
Samsung Electronics Co. Ltd.	South Korea	54,850	22,642,536
Taiwan Semiconductor Manufacturing Co.	Taiwan	2,846,234	4,095,057

			26,737,593

Software 2.1%
[a]Check Point Software Technologies Ltd.	Israel	268,550	7,248,165
Nintendo Co. Ltd.	Japan	196,000	22,722,815

			29,970,980

Thrifts & Mortgage Finance
Housing Development Finance Corp. Ltd.	India	41,040	461,639

Wireless Telecommunication Services 2.4%
China Mobile (Hong Kong) Ltd., fgn.	China	2,932,000	8,871,406
SK Telecom Co. Ltd., ADR	South Korea	546,520	11,524,030
Vodafone Group PLC, ADR	United Kingdom	637,690	14,092,949

			34,488,385

Total Common Stocks (Cost $1,021,115,857)			1,207,996,386

Preferred Stocks .7%
Automobiles .3%
Volkswagen AG, pfd.	Germany	160,254	4,640,354

Metals & Mining .4%
Cia Vale do Rio Doce, ADR, pfd., A	Brazil	132,792	5,192,167

Total Preferred Stocks (Cost $8,049,894)			9,832,521

Total Long Term Investments (Cost $1,029,165,751)			1,217,828,907

Short Term Investment (Cost $234,456,771) 16.2%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	234,456,771	234,456,771

Total Investments (Cost $1,263,622,522) 100.1%			1,452,285,678
Other Assets, less Liabilities (.1)%			(1,565,589)

Net Assets 100.0%			$1,450,720,089

[a]Non-income	producing.
[b]See	Note 7 regarding investments in the affiliated Money Market Portfolio.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,029,165,751
Cost - Sweep money fund (Note 7)	234,456,771

Value - Unaffiliated issuers	1,217,828,907
Value - Sweep money fund (Note 7)	234,456,771
Cash	83,149
Foreign currency, at value (cost $1,752)	1,748
Receivables:
Investment securities sold	30,386
Capital shares sold	3,847,666
Dividends and interest	3,018,531

Total assets	1,459,267,158

Liabilities:
Payables:
Investment securities purchased	6,166,698
Capital shares redeemed	740,585
Affiliates	1,233,713
Deferred tax liability (Note 1(f))	100,371
Other liabilities	305,702

Total liabilities	8,547,069

Net assets, at value	$1,450,720,089

Net assets consist of:
Undistributed net investment income	$ 15,189,146
Net unrealized appreciation (depreciation)	188,658,573
Accumulated net realized gain (loss)	(133,078,189)
Capital shares	1,379,950,559

Net assets, at value	$1,450,720,089

Class 1:
Net assets, at value	$ 467,477,509

Shares outstanding	36,668,555

Net asset value and offering price per share	$ 12.75

Class 2:
Net assets, at value	$ 978,598,367

Shares outstanding	77,609,855

Net asset value and offering price per share	$ 12.61

Class 3:
Net assets, at value	$ 4,644,213

Shares outstanding	368,422

Net asset value and offering price per share	$ 12.61

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
(net of foreign taxes and fees of $2,900,856)
Dividends
Unaffiliated issuers	$22,496,136
Sweep money fund (Note 7)	706,051
Interest	1,752

Total investment income	23,203,939

Expenses:
Management fees (Note 3)	4,082,136
Administrative fees (Note 3)	767,544
Distribution fees (Note 3)
Class 2	1,020,429
Class 3	965
Custodian fees (Note 4)	151,505
Transfer agent fees	13,000
Other	245,836

Total expenses	6,281,415
Expense reductions (Note 4)	(187)

Net expenses	6,281,228

Net investment income	16,922,711

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	13,882,354
Foreign currency transactions	(285,844)

Net realized gain (loss)	13,596,510

Net unrealized appreciation (depreciation) on:
Investments	18,509,414
Translation of assets and liabilities denominated in foreign currencies	488,675
Deferred taxes (Note 1(f))	524,038

Net unrealized appreciation (depreciation)	19,522,127

Net realized and unrealized gain (loss)	33,118,637

Net increase (decrease) in net assets resulting from operations	$50,041,348

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited)

and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$ 16,922,711	$ 13,945,725
Net realized gain (loss) from investments and foreign currency transactions	13,596,510	(31,091,065)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies, and deferred taxes	19,522,127	272,127,433

Net increase (decrease) in net assets resulting from operations	50,041,348	254,982,093
Distributions to shareholders from net investment income:
Class 1	(5,478,306)	(7,698,069)
Class 2	(10,189,845)	(6,848,227)
Class 3	(37,708)	—

Total distributions to shareholders	(15,705,859)	(14,546,296)
Capital share transactions: (Note 2)
Class 1	(19,483,272)	(35,694,170)
Class 2	305,049,418	224,338,382
Class 3	4,558,589	—

Total capital share transactions	290,124,735	188,644,212
Redemption fees	404	—
Net increase (decrease) in net assets	324,460,628	429,080,009
Net assets:
Beginning of period	1,126,259,461	697,179,452

End of period	$ 1,450,720,089	$1,126,259,461

Undistributed net investment income included in net assets:
End of period	$ 15,189,146	$ 13,972,294

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). Templeton Foreign Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. All security valuation procedures are approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Dividend income to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Deferred Taxes

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the Statement of Changes.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class 1, Class 2 and Class 3. Effective May 3, 2004 the Fund began offering a new class of shares, Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,360,776	$17,346,911	4,070,068	$41,441,600
Shares issued in reinvestment of distributions	437,215	5,478,306	745,937	7,698,069
Shares redeemed	(3,327,947)	(42,308,489)	(8,386,415)	(84,833,839)

Net increase (decrease)	(1,529,956)	$(19,483,272)	(3,570,410)	$(35,694,170)

Class 2 Shares:
Shares sold	28,820,204	$363,217,725	77,265,095	$769,052,246
Shares issued in reinvestment of distributions	821,761	10,189,845	669,785	6,848,227
Shares redeemed	(5,423,282)	(68,358,152)	(56,376,439)	(551,562,091)

Net increase (decrease)	24,218,683	$305,049,418	21,558,441	$224,338,382

Class 3 Shares:[a]
Shares sold	413,118	$5,115,861
Shares issued in reinvestment of distributions	3,034	37,599
Shares redeemed	(47,730)	(594,871)

Net increase (decrease)	368,422	$4,558,589

[a]For	the period May 3, 2004 (effective date) to June 30, 2004.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Templeton Investment Counsel LLC (TIC)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.750%	First $200 million
.675%	Over $200 million, up to and including $1.3 billion
.600%	Over $1.3 billion

The Fund pays business management fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.150%	First $200 million
.135%	Over $200 million, up to and including $700 million
.100%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 and Class 3, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $146,623,002 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2009	$25,468,205
2010	54,671,097
2011	66,483,700

$146,623,002

At December 31, 2003, the Fund had deferred currency losses occurring subsequent to October 31, 2003 of $51,695. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

Net investment income (loss) and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments	$1,263,929,272

Unrealized appreciation	244,102,408
Unrealized depreciation	(55,746,002)

Net unrealized appreciation (depreciation)	$188,356,406

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short-term securities) for the period ended June 30, 2004 aggregated $273,481,490 and $31,361,392, respectively.

7. INVESTMENTS IN AFFILIATED MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

8. REGULATORY MATTERS (cont.)

claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which an affiliate of the Fund’s investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

8. REGULATORY MATTERS (cont.)

portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

At December 31, 2003, more than 50% of the Templeton Foreign Securities Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 15, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a breakdown by country of foreign taxes paid and foreign source income as designated by the Fund, to Class 1, Class 2 and Class 3 shareholders.

	Class 1		Class 2		Class 3
Country	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Australia	0.0001	0.0028	0.0001	0.0025	0.0001	0.0025
Bermuda	0.0000	0.0028	0.0000	0.0025	0.0000	0.0025
Brazil	0.0005	0.0025	0.0005	0.0023	0.0005	0.0023
Canada	0.0007	0.0034	0.0007	0.0031	0.0007	0.0031
China	0.0000	0.0012	0.0000	0.0010	0.0000	0.0010
Finland	0.0017	0.0079	0.0017	0.0072	0.0017	0.0072
France	0.0021	0.0092	0.0021	0.0083	0.0021	0.0083
Germany	0.0022	0.0127	0.0022	0.0115	0.0022	0.0115
Hong Kong	0.0002	0.0138	0.0002	0.0126	0.0002	0.0126
India	0.0000	0.0004	0.0000	0.0004	0.0000	0.0004
Italy	0.0014	0.0065	0.0014	0.0059	0.0014	0.0059
Japan	0.0008	0.0059	0.0008	0.0053	0.0008	0.0053
Mexico	0.0000	0.0046	0.0000	0.0042	0.0000	0.0042
Netherlands	0.0028	0.0133	0.0028	0.0122	0.0028	0.0122
New Zealand	0.0006	0.0026	0.0006	0.0024	0.0006	0.0024
Singapore	0.0004	0.0014	0.0004	0.0013	0.0004	0.0013
South Korea	0.0017	0.0072	0.0017	0.0066	0.0017	0.0066
Spain	0.0014	0.0077	0.0014	0.0070	0.0014	0.0070
Sweden	0.0013	0.0076	0.0013	0.0069	0.0013	0.0069
Switzerland	0.0009	0.0044	0.0009	0.0040	0.0009	0.0040
Taiwan	0.0006	0.0018	0.0006	0.0016	0.0006	0.0016
United Kingdom	0.0049	0.0344	0.0049	0.0318	0.0049	0.0318

TOTAL	$0.0243	$0.1541	$0.0243	$0.1406	$0.0243	$0.1406

TEMPLETON GLOBAL ASSET ALLOCATION FUND

This semiannual report for Templeton Global Asset Allocation Fund covers the period ended June 30, 2004.

Performance Summary as of 6/30/04

Templeton Global Asset Allocation Fund – Class 1 delivered a +2.26% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Global Asset Allocation Fund – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments: Templeton Global Asset Allocation Fund seeks high total return. The Fund invests in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market instruments. The Fund may invest in lower-rated “junk bonds.”

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed its broad equity benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index, which returned 3.57% for the six months under review, and it outperformed its fixed income benchmark, the J.P. Morgan Global Government Bond Index (JPM GGBI), which had a -1.50% total return in U.S. dollar terms for the same period.1

Economic and Market Overview

Exports, employment and manufacturing data suggested that the global economy expanded in the first half of 2004, led by the U.S. and China, albeit possibly at a slower pace than in 2003. As of June 30, 2004, Chinese authorities’ intervention appeared effective in slowing its gross domestic product (GDP) growth. Officials there targeted a growth rate of 7% for 2004, after China’s GDP grew 9.1% in 2003.2 The slowdown was widely anticipated, as was the ripple effect on export-oriented economies in Asia, Europe and Latin America that had benefited from China’s dramatic growth. Counteracting China’s perceived slowdown, domestic demand increased in countries such as Japan and France, and there was some indication that this could soon be the case in Italy and Germany. For example, recent consumer confidence surveys in Germany, Europe’s largest economy, indicated improvement in spending plans, income expectations and economic outlook. This reflected, in part, a decline in oil prices from record levels earlier in the year and modest job creation that maintained the unemployment rate at 10.5% in June.3 Improving Europe’s consumer demand was relevant to

1. Sources: Standard & Poor’s Micropal; J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: South China Morning Post, 5/1/04.

3. Source: Reuters, “German unemployment level falls,” 7/6/04.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Emerging markets involve heightened risks due to their relatively smaller size and lesser liquidity. Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. The Fund’s prospectus also includes a description of the main investment risks.

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economic growth because consumer spending accounted for about two-thirds of the euro zone’s $8.5 trillion economy.4

In early 2004, investors extended the rally in global equity markets that had begun in March 2003. Adequate liquidity, reasonably solid economic growth and higher corporate earnings remained pillars for the extended rally. However, investor focus shifted to potential problem areas of inflation, terrorism, China’s slowing economy and rising global interest rates. These factors hindered global equity market performance, particularly in the second quarter when local stock market indexes in China, Russia, Taiwan, South Korea and Brazil delivered double-digit declines. Asian stock markets were weak due to China. Russian markets reacted to what some investors considered political interference in the markets following the troubles of oil company YUKOS. Debt-burdened Brazil faced the double hurdles of decreased demand from Asia and higher interest rates. However, the returns of these few markets were hardly typical.

Most stock market indexes traded nervously in the first half of 2004, but overall did not move significantly in either direction. Excluding the Nikkei 225 Stock Average, which rose 9.27% in U.S. dollar terms for the six months ended June 30, 2004, most major indexes delivered relatively flat returns.5

Global fixed income markets reacted to hiring improvement and higher inflation data in the U.S., and the U.S. dollar strengthened 2.85% on a trade-weighted basis relative to the country’s major trading partners.6 However, a higher current account deficit that we believe fundamentally explained dollar weakness in 2003 did not improve during the period.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value.

4. Source: afxnews.com, “ECB’s Issing says euro zone recovery needs rebound in consumer spending,” 4/23/04; en.icxo.com, “Sweden Riksbank to Lift Interest Rates,” 6/21/04.

5. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

6. Source: Federal Reserve.

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In choosing debt investments, we allocate our assets among issuers, geographic regions and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates, and credit risks. With respect to debt securities, we may also from time to time make use of forward currency exchange contracts (Hedging Instruments) for hedging purposes.

Manager’s Discussion

Equity

The Fund’s performance benefited during the period under review from its overweighted equity position in the telecommunication services sector relative to the MSCI All Country World Index (the Index), as well as by our stock selection in that sector.7 Consistent with our strategy, we identified several investments in the telecommunication services sector based on strong cash flows and dividend yields we found attractive, and significant performers in the sector included Telenor, Chunghwa Telecom, and Nippon Telegraph and Telephone. The Fund was underweighted in the industrials sector relative to the Index; however, the Fund’s industrials stocks appreciated more than double the Index’s overall return.8 Within the industrials sector, the Fund’s strongest performers were in the capital goods industry, including such holdings as Volvo, Kidde, Boeing, BAE Systems and Rolls-Royce. The Fund’s overweighted consumer discretionary sector holdings, as well as our stock selection in that sector, also benefited the Fund’s performance relative to the Index.9 Significant performers from the consumer discretionary sector included Target, Toys R Us, Reed Elsevier and Wolters Kluwer. Other Fund sectors that outperformed those of the Index included materials, utilities, health care and information technology.10

During the six-month reporting period, the Fund’s financial sector holdings hurt the Fund’s relative performance.11 Within the financial sector, banks and real estate industry holdings detracted from relative performance, with such holdings as Kookmin Bank and Cheung Kong Holdings declining in value during the period. The energy and consumer staples sectors

7. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the Statement of Investments (SOI).

8. The industrials sector comprises aerospace and defense, air freight and logistics, commercial services and supplies, electrical equipment and machinery in the SOI.

9. The consumer discretionary sector comprises auto components, automobiles, household durables, leisure equipment and products, media, multiline retail and specialty retail in the SOI.

10. The materials sector comprises chemicals, containers and packaging, metals and mining, and paper and forest products in the SOI. The utilities sector comprises electric utilities, and multi-utilities and unregulated power in the SOI. The health care sector comprises health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI. The information technology sector comprises computers and peripherals, electronic equipment and instruments, IT services, semiconductors and semiconductor equipment, and software in the SOI.

11. The financial sector comprises capital markets, commercial banks, diversified financial services, insurance and real estate in the SOI.

Top 5 Sectors/Industries

Templeton Global Asset Allocation Fund

Based on Equity Securities 6/30/04

% of Total Net Assets

Media	4.6%

Pharmaceuticals	4.4%

Diversified Telecommunication Services	4.1%

Commercial Banks	3.8%

Insurance	3.3%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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produced positive absolute returns but underperformed the Index’s overall return for the period, also hindering the Fund’s relative performance.12

Fixed Income

In addition to income, developed market interest rate movements, currency returns and emerging market bonds contributed to the Fund’s performance during the six months under review.

The Fund was defensively positioned to a further rise in U.S. rates if the Federal Reserve Board raises interest rates, with a zero allocation to U.S. Treasury securities and shortened overall duration, or sensitivity to interest rate changes. In Europe, European Central Bank policymakers left the reference rate unchanged at 2.00%, and euro zone bond markets returned 1.97% in local currency terms.13 Elsewhere in Europe, Norway, Sweden and Hungary reduced interest rates by 50, 75 and 100 basis points (100 basis points equal 1.00%) to 1.75%, 2.00% and 11.50%, respectively, during the period. Correspondingly, Norwegian, Swedish and Hungarian bond markets generated positive returns over the six-month period, returning 2.30%, 2.66% and 2.38%, respectively, in local currency terms.15 New Zealand raised interest rates 75 basis points to 5.75%, and the bond market rose 1.12% in local currency terms, while Poland raised interest rates 50 basis points to 5.75%, and the bond market increased 0.49% in local currency terms.16

Following two years of depreciation, the U.S. dollar experienced some strengthening during the period, rising 2.85% on a trade-weighted basis relative to the country’s major trading partners. Although the U.S. portion of the JPM GGBI underperformed other global bond markets in local currency terms, the Fund’s underweighted position detracted from performance relative to the JPM GGBI given the U.S. dollar’s strength during the period. The euro depreciated 3.54% against the U.S. dollar, with the EMU bond declining 1.64% in U.S. dollar terms.17 Although the euro remained one of the Fund’s largest currency exposures, we reduced this allocation given that much of the U.S. dollar’s recent appreciation had been against the euro and because we saw better value in Asian and other European (non-euro) currencies.

12. The energy sector comprises oil and gas in the SOI. The consumer staples sector comprises food and staples retailing, and food products in the SOI.

13. Source: J.P. Morgan.

14. Sources: Norges Bank; Severiges Riksbank; National Bank of Hungary.

15. Sources: Citigroup World Government Bond Index (WGBI); J.P. Morgan Global Bond Index Broad (GBI Broad).

16. Sources: Reserve Bank of New Zealand; National Bank of Poland; J.P. Morgan GBI Broad.

17. Sources: Reuters; J.P. Morgan.

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Other European currencies generated mixed results for the Fund. During the six-month period, the Norwegian krone depreciated 4.02% against the U.S. dollar and the Swedish krona fell 4.48%, while the

Hungarian forint rose 0.63% and the Polish zloty 1.24%.17 Currency returns combined with local market returns produced overall bond market returns of -1.81% in Norway, -1.34% in Sweden, 3.03% in Hungary and 1.74% in Poland.18

In Asia, the Fund benefited from its lack of exposure to the Japanese yen, which declined 1.78% against the U.S. dollar, bringing bond returns to -2.76% in U.S. dollar terms.19 The Fund also benefited from its overweighted position, relative to the JPM GGBI, in South Korea, whose bond market rose 7.26% in U.S. dollar terms following the Korean won’s 3.12% appreciation versus the U.S. dollar.20 The Fund continued to increase allocations to non-Japan Asia during the period given strong regional growth, trade patterns, and potential currency appreciation. Exposure to other Asian currencies hindered Fund performance, as the Thai baht depreciated 3.09% and the Indonesian bond market fell 3.20% in U.S. dollar terms.21

After producing strong returns the previous year, the Australian and New Zealand dollars depreciated 7.54% and 3.27% against the U.S. dollar during the six-month period.22 These currency returns negatively impacted Fund performance as Australian and New Zealand bond markets returned -5.65% and -2.19% in U.S. dollar terms.23 Consistent with our strategy, we viewed the Australian and New Zealand dollars as attractive given favorable interest rates relative to other developed markets, positive immigration trends, continued fiscal surpluses and strong trade links to Asia.

The Fund had investments in below investment-grade sovereign debt that typically compensates for greater credit risk by offering higher income or coupon than higher-rated securities. U.S. dollar-denominated emerging market debt experienced increased sensitivity to rising U.S. interest rates and declined 2.27% over the reporting period, as measured by the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBIG).24

18. Sources: Citigroup WGBI; J.P. Morgan GBI Broad.

19. Sources: Reuters; J.P. Morgan GBI Broad.

20. Sources: Reuters; HSBC ALBI South Korea Government Index.

21. Sources: Reuters; HSBC ALBI Indonesia Government Index.

22. Source: Reuters.

23. Source: J.P. Morgan GBI Broad.

24. Source: J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

Top 5 Country Holdings

Templeton Global Asset Allocation Fund

Based on Total Net Assets 6/30/04

U.S.	15.0%

U.K.	9.3%

France	6.7%

Germany	6.3%

Sweden	6.1%

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Sovereign interest rate spreads rose from 4.03 percentage points greater than the U.S. Treasury bond at the beginning of the reporting period to 4.82 percentage points at period-end.25 Regionally, Latin American sovereign debt declined 2.97%, eastern Europe’s fell 2.68% and Asia’s declined 0.41%.24 Underlying macroeconomic fundamentals, however, appear to have remained stronger than in previous economic tightening cycles given improved debt structures and balance of payment positions. Euro-denominated emerging debt markets, on the other hand, outperformed overall global markets largely due to limited interest rate risk in the euro zone, which contributed favorably to relative Fund performance. The JPM EMBIG rose 2.22% in euro terms and declined 2.27% in U.S. dollar terms for the six months under review.24 During the period, the Fund reduced allocations to and shortened the duration of U.S. dollar-denominated emerging market securities and reallocated to local currency positions in investment-grade markets including South Korea, Poland and Hungary.

Thank you for your participation in Templeton Global Asset Allocation Fund. We look forward to serving your future investment needs.

25. Source: J.P. Morgan.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Highlightsa

	Class 1
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.78		$14.59	$15.51	$19.22	$23.37	$22.46

Income from investment operations:
Net investment income[b]	.27		.41	.39	.38 [e]	.44	.44
Net realized and unrealized gains (losses)	.14		4.23	(1.01)	(2.16)[e]	(.45)	3.78

Total from investment operations	.41		4.64	(.62)	(1.78)	(.01)	4.22

Less distributions from:
Net investment income	(.57)		(.45)	(.30)	(.26)	(.52)	(.50)
Net realized gains	—		—	—	(1.67)	(3.62)	(2.81)

Total distributions	(.57)		(.45)	(.30)	(1.93)	(4.14)	(3.31)

Net asset value, end of period	$18.62		$18.78	$14.59	$15.51	$19.22	$23.37

Total return[c]	2.26%		32.31%	(4.17)%	(9.72)%	.29%	22.86%
Ratios/supplemental data
Net assets, end of period (000’s)	$551,433		$572,798	$425,470	$501,074	$628,244	$671,549
Ratios to average net assets:
Expenses	.83%	[d]	.81%	.81%	.81%	.81%	.74%
Net investment income	2.86%	[d]	2.54%	2.56%	2.28% [e]	2.20%	2.06%
Portfolio turnover rate	12.50%		34.25%	27.27%	35.63%	30.32%	45.34%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Asset Allocation Fund as a result of a merger May 1, 2000.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Annualized.
[e]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(0.018)
Net realized and unrealized gains per share	0.018
Ratio of net investment income to average net assets	(.10)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Highlightsa (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.64		$14.49	$15.41	$19.13	$23.27	$22.38

Income from investment operations:
Net investment income[b]	.25		.36	.34	.33 [e]	.37	.36
Net realized and unrealized gains (losses)	.14		4.20	(1.00)	(2.15)[e]	(.43)	3.80

Total from investment operations	.39		4.56	(.66)	(1.82)	(.06)	4.16

Less distributions from:
Net investment income	(.54)		(.41)	(.26)	(.23)	(.46)	(.46)
Net realized gains	—		—	—	(1.67)	(3.62)	(2.81)

Total distributions	(.54)		(.41)	(.26)	(1.90)	(4.08)	(3.27)

Net asset value, end of period	$18.49		$18.64	$14.49	$15.41	$19.13	$23.27

Total return[c]	2.13%		31.95%	(4.39)%	(9.95)%	.04%	22.54%
Ratios/supplemental data
Net assets, end of period (000’s)	$58,897		$55,754	$39,926	$38,974	$32,346	$20,962
Ratios to average net assets:
Expenses	1.08%	[d]	1.06%	1.06%	1.06%	1.07%	.99%
Net investment income	2.61%	[d]	2.29%	2.31%	1.99% [e]	1.91%	1.71%
Portfolio turnover rate	12.50%		34.25%	27.27%	35.63%	30.32%	45.34%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Asset Allocation Fund as a result of a merger May 1, 2000.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Annualized.
[d]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share	$(0.018)
Net realized and unrealized gains per share	0.018
Ratio of net investment income to average net assets	(.10)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

See notes to financial statements.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, June 30, 2004 (unaudited)

	COUNTRY	SHARES	VALUE
Common Stocks 64.1%
Aerospace & Defense 1.8%
BAE Systems PLC	United Kingdom	667,495	$2,654,026
Boeing Co.	United States	116,600	5,957,094
Rolls-Royce Group PLC	United Kingdom	464,247	2,119,513
[a]Rolls-Royce Group PLC, B	United Kingdom	68,352,850	148,749

			10,879,382

Air Freight & Logistics .9%
Deutsche Post AG	Germany	255,240	5,502,723

Auto Components 1.8%
Autoliv Inc., SDR	Sweden	129,000	5,385,739
Valeo SA	France	140,790	5,866,749

			11,252,488

Automobiles .5%
Volkswagen AG	Germany	70,650	2,982,681

Capital Markets 2.4%
[a]Ainax AB, 144A	Sweden	8,017	263,404
Amvescap PLC	United Kingdom	182,345	1,243,366
JP Morgan Chase & Co.	United States	154,870	6,004,310
Morgan Stanley	United States	30,900	1,630,593
Nomura Holdings Inc.	Japan	244,600	3,620,300
UBS AG	Switzerland	29,200	2,057,569

			14,819,542

Chemicals 2.8%
Akzo Nobel NV	Netherlands	63,665	2,341,553
BASF AG	Germany	100,840	5,404,356
Bayer AG, Br.	Germany	109,940	3,170,073
Dow Chemical Co.	United States	156,500	6,369,550

			17,285,532

Commercial Banks 3.8%
Abbey National PLC	United Kingdom	445,400	4,145,688
DBS Group Holdings Ltd.	Singapore	476,000	3,979,448
[a]Kookmin Bank, ADR	South Korea	164,670	5,167,345
Lloyds TSB Group PLC	United Kingdom	343,900	2,692,663
Nordea Bank AB, FDR	Sweden	955,960	6,885,359

			22,870,503

Commercial Services & Supplies .6%
R.R. Donnelley & Sons Co.	United States	103,660	3,422,853

Computers & Peripherals 1.0%
[a]Maxtor Corp.	United States	276,400	1,832,532
NEC Corp.	Japan	319,000	2,245,264
[a]Western Digital Corp.	United States	216,100	1,871,426

			5,949,222

Containers & Packaging 1.0%
Temple-Inland Inc.	United States	86,733	6,006,260

Diversified Financial Services 1.2%
ING Groep NV	Netherlands	312,632	7,379,048

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Diversified Telecommunication Services 4.1%
Chunghwa Telecom Co. Ltd., ADR	Taiwan	141,200	$2,490,768
KT Corp., ADR	South Korea	208,260	3,757,010
Nippon Telegraph & Telephone Corp.	Japan	1,152	6,155,121
Nippon Telegraph & Telephone Corp., ADR	Japan	5,680	152,451
Telecom Corp. of New Zealand Ltd.	New Zealand	4,970	18,558
Telefonica SA, ADR	Spain	96,339	4,299,610
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	151,858	5,052,316
Telenor ASA	Norway	425,300	2,957,435

			24,883,269

Electric Utilities 1.8%
E.On AG	Germany	92,290	6,647,243
Endesa SA	Spain	122,000	2,351,149
Endesa SA, ADR	Spain	88,000	1,665,840

			10,664,232

Electrical Equipment 1.2%
Kidde PLC	United Kingdom	1,581,900	3,428,187
[a]Vestas Wind Systems AS	Denmark	204,300	3,001,338
[a]Vestas Wind Systems AS, 144A	Denmark	68,100	1,000,446

			7,429,971

Electronic Equipment & Instruments 1.0%
Hitachi Ltd.	Japan	845,000	5,815,837

Food & Staples Retailing 1.0%
J Sainsbury PLC	United Kingdom	1,166,200	6,022,187

Food Products 2.5%
Cadbury Schweppes PLC	United Kingdom	37,230	321,210
Kraft Foods Inc., A	United States	133,290	4,222,627
Nestle SA	Switzerland	22,300	5,947,142
Unilever PLC	United Kingdom	513,650	5,039,437

			15,530,416

Health Care Equipment & Supplies .1%
[a]Hospira Inc.	United States	11,800	325,680
Olympus Corp.	Japan	1,000	18,879

			344,559

Health Care Providers & Services 1.5%
AmerisourceBergen Corp.	United States	70,700	4,226,446
[a]Tenet Healthcare Corp.	United States	376,600	5,050,206

			9,276,652

Household Durables 2.1%
Koninklijke Philips Electronics NV	Netherlands	212,837	5,730,516
Sony Corp.	Japan	41,300	1,555,634
Sony Corp., ADR	Japan	136,900	5,209,045

			12,495,195

Insurance 3.3%
ACE Ltd.	Bermuda	101,700	4,299,876
AXA SA	France	210,734	4,640,645

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Insurance (cont.)
Swiss Reinsurance Co.	Switzerland	95,570	$6,207,777
XL Capital Ltd., A	Bermuda	68,810	5,192,402

			20,340,700

IT Services 1.8%
[a]BearingPoint Inc.	United States	410,000	3,636,700
[a]Ceridian Corp.	United States	198,400	4,464,000
Satyam Computers Services Ltd.	India	431,198	2,864,805

			10,965,505

Leisure Equipment & Products .4%
Mattel Inc.	United States	131,100	2,392,575

Machinery 1.3%
Atlas Copco AB, A	Sweden	99,530	3,692,927
Volvo AB, B	Sweden	124,268	4,322,107

			8,015,034

Media 4.6%
[a]Comcast Corp.	United States	62,636	1,755,687
[a]DIRECTV Group Inc.	United States	216,800	3,707,280
John Fairfax Holdings Ltd.	Australia	2,021,680	5,252,983
Pearson PLC	United Kingdom	364,400	4,427,623
Reed Elsevier NV	Netherlands	501,600	7,042,527
[a]Time Warner Inc.	United States	110,900	1,949,622
Wolters Kluwer NV	Netherlands	215,741	3,916,216

			28,051,938

Metals & Mining 1.4%
Barrick Gold Corp.	Canada	290	5,749
BHP Billiton Ltd.	Australia	551,100	4,810,234
POSCO, ADR	South Korea	114,300	3,830,193

			8,646,176

Multi-Utilities & Unregulated Power 1.3%
National Grid Transco PLC	United Kingdom	420,100	3,241,677
Suez SA	France	229,280	4,772,889

			8,014,566

Multiline Retail .7%
Target Corp.	United States	107,000	4,544,290

Oil & Gas 2.6%
BP PLC	United Kingdom	497,510	4,393,881
Eni SpA	Italy	307,225	6,100,169
Shell Transport & Trading Co. PLC	United Kingdom	756,100	5,546,452

			16,040,502

Paper & Forest Products .9%
Stora Enso OYJ, R	Finland	416,260	5,646,830

Pharmaceuticals 4.4%
Abbott Laboratories	United States	118,000	4,809,680
Aventis SA	France	109,200	8,243,840
Bristol-Myers Squibb Co.	United States	217,420	5,326,790

TGA-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES		VALUE
Common Stocks (cont.)
Pharmaceuticals (cont.)
GlaxoSmithKline PLC	United Kingdom	219,030		$4,432,873
Ono Pharmaceutical Co. Ltd.	Japan	84,200		3,958,631

				26,771,814

Real Estate 2.1%
Cheung Kong Holdings Ltd.	Hong Kong	1,031,500		7,604,201
Swire Pacific Ltd., A	Hong Kong	780,000		5,050,130

				12,654,331

Semiconductors & Semiconductor Equipment 1.1%
Samsung Electronics Co. Ltd.	South Korea	16,790		6,931,052

Software 3.2%
[a]BMC Software Inc.	United States	291,900		5,400,150
[a]Check Point Software Technologies Ltd.	Israel	157,190		4,242,558
Nintendo Co. Ltd.	Japan	54,800		6,353,114
[a]Synopsys Inc.	United States	128,080		3,641,314

				19,637,136

Specialty Retail .5%
[a]Toys R Us Inc.	United States	191,600		3,052,188

Wireless Telecommunication Services 1.4%
China Mobile (Hong Kong) Ltd., fgn.	China	928,000		2,807,866
SK Telecom Co. Ltd., ADR	South Korea	198,040		4,175,911
Vodafone Group PLC, ADR	United Kingdom	82,200		1,816,620

				8,800,397

Total Common Stocks (Cost $320,078,883)				391,317,586

Preferred Stock (Cost $1,226,665) .3%
Metals & Mining
Cia Vale do Rio Doce, ADR, pfd., A	Brazil	46,840		1,831,444

		PRINCIPAL AMOUNT[c]
Bonds 30.1%
Buoni Poliennali Del Tesoro,
7.75%, 11/01/06	Italy	3,974,190	EUR	5,355,460
5.00%, 2/01/12	Italy	1,810,000	EUR	2,323,031
Federal Republic of Germany,
5.00%, 8/19/05	Germany	3,268,000	EUR	4,124,710
6.00%, 7/04/07	Germany	5,242,000	EUR	6,898,728
5.00%, 7/04/11	Germany	3,015,000	EUR	3,893,705
Federation of Russia, Reg S, 5.00% to 3/31/07, 7.50% thereafter, 3/31/30	Russia	4,540,000		4,156,370
Finland Government, 3.00%, 7/04/08	Finland	1,850,000	EUR	2,221,765
French Treasury Note, 4.75% 7/12/07	France	5,400,000	EUR	6,880,659
Government of Canada, 6.00%,
6/01/08	Canada	2,212,000	CAD	1,767,249
6/01/11	Canada	6,849,000	CAD	5,511,510
Government of France,
3.00%, 7/12/08	France	2,100,000	EUR	2,514,972
4.00%, 10/25/09	France	6,420,000	EUR	7,923,666

TGA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT[c]		VALUE
Bonds (cont.)
Government of Hungary, 8.50%, 10/12/05	Hungary	92,400,000	HUF	$433,192
Government of Italy, 5.50%, 11/01/10	Italy	2,300,000	EUR	3,039,144
Government of Netherlands,
5.75%, 2/15/07	Netherlands	3,958,000	EUR	5,145,838
5.00%, 7/15/12	Netherlands	1,760,000	EUR	2,262,606
Government of New Zealand, 7.00%, 7/15/09	New Zealand	20,308,000	NZD	13,336,362
Government of Spain,
4.50%, 7/30/04	Spain	1,850,000	EUR	2,254,444
10.15%, 1/31/06	Spain	2,450,000	EUR	3,324,474
4.80%, 10/31/06	Spain	7,480,000	EUR	9,494,130
5.00%, 7/30/12	Spain	1,920,000	EUR	2,468,648
Indonesia Recapital Bond,
14.00%, 6/15/09	Indonesia	18,000,000,000	IDR	2,090,507
14.275%, 12/15/13	Indonesia	853,000,000	IDR	102,628
Kingdom of Belgium,
7.50%, 7/29/08	Belgium	4,193,000	EUR	5,879,882
5.00%, 9/28/12	Belgium	1,760,000	EUR	2,259,609
Kingdom of Denmark,
5.00%, 8/15/05	Denmark	11,696,000	DKK	1,965,973
6.00%, 11/15/11	Denmark	14,660,000	DKK	2,668,520
5.00%, 11/15/13	Denmark	25,080,000	DKK	4,268,023
Kingdom of Norway, 5.75%, 11/30/04	Norway	5,830,000	NOK	853,931
Kingdom of Sweden,
6.00%, 2/09/05	Sweden	35,430,000	SEK	4,807,092
8.00%, 8/15/07	Sweden	34,265,000	SEK	5,137,810
5.50%, 10/08/12	Sweden	49,110,000	SEK	6,939,876
Kingdom of Thailand,
6.00%, 3/05/05	Thailand	172,000,000	THB	4,338,752
8.50%, 10/14/05	Thailand	67,800,000	THB	1,805,972
Korea Treasury Bond, 6.90%, 1/16/07	South Korea	12,400,000,000	KRW	11,543,290
New South Wales Treasury Corp., 6.50%, 5/01/06	Australia	9,688,000	AUD	6,858,009
8.00%, 3/01/08	Australia	2,430,000	AUD	1,817,627
Queensland Treasury Corp.,
6.00%, 7/14/09	Australia	300,000	AUD	211,279
Republic of Austria, 5.00%,
1/15/08	Austria	4,900,000	EUR	6,301,090
7/15/12	Austria	4,800,000	EUR	6,166,645
Republic of Bulgaria, 144A, 8.25%, 1/15/15	Bulgaria	908,000		1,053,635
Republic of Philippines,
9.875%, 1/15/19	Philippines	1,400,000		1,400,000
10.625%, 3/16/25	Philippines	70,000		72,888
Republic of Poland, 8.50%, 11/12/06	Poland	620,000	PLN	171,207
United Kingdom, 7.50%, 12/07/06	United Kingdom	2,717,000	GBP	5,212,814
United Mexican States, 8.375%, 1/14/11	Mexico	3,710,000		4,202,745

Total Bonds (Cost $149,620,727)				183,460,467

Total Long Term Investments (Cost $470,926,275)				576,609,497

		SHARES
Short Term Investments 4.3%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	21,900,546		21,900,546

TGA-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT[c]		VALUE
Short Term Investments (cont.)
[d]Thailand Treasury Bill, 1.43%, 9/30/04	Thailand	183,500,000	THB	$4,477,420

Total Short Term Investments (Cost $26,479,363)				26,377,966

Total Investments (Cost $497,405,638) 98.8%				602,987,463
Other Assets, less Liabilities 1.2%				7,341,804

Net Assets 100.0%				$610,329,267

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HUF - Hungarian Forint

IDR - Indonesian Rupiah

KRW - South Korean Won

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Polish Zlotych

SEK - Swedish Krona

THB - Thailand Baht

[a]Non-income	producing.
[b]See	Note 7 regarding investments in the affiliated Money Market Portfolio.
[c]The	principal amount stated is in U.S. dollars unless otherwise indicated.
[d]	Security is traded on a discount basis; the rate shown is the effective yield at the time of purchase by the Fund.

See notes to financial statements.

TGA-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$475,505,092
Cost – Sweep money fund (Note 7)	21,900,546

Value – Unaffiliated issuers	581,086,917
Value – Sweep money fund (Note 7)	21,900,546
Cash	34,575
Foreign currency, at value (cost $606,877)	605,826
Receivables:
Investment securities sold	509,511
Capital shares sold	254,695
Dividends and Interest	6,782,402

Total assets	611,174,472

Liabilities:
Payables:
Investment securities purchased	229,549
Capital shares redeemed	55,542
Affiliates	389,247
Other liabilities	170,867

Total liabilities	845,205

Net assets, at value	$610,329,267

Net assets consist of:
Undistributed net investment income	$4,849,979
Net unrealized appreciation (depreciation)	105,646,370
Accumulated net realized gain (loss)	(37,140,350)
Capital shares	536,973,268

Net assets, at value	$610,329,267

Class 1:
Net assets, at value	$551,432,567

Shares outstanding	29,619,137

Net asset value and offering price per share	$18.62

Class 2:
Net assets, at value	$58,896,700

Shares outstanding	3,184,991

Net asset value and offering price per share	$18.49

See notes to financial statements.

TGA-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
(net of foreign taxes and fees of $765,329)
Dividends
Unaffiliated issuers	$6,409,797
Sweep money fund (Note 7)	37,959
Interest – Unaffiliated issuers	4,703,319

Total investment income	11,151,075

Expenses:
Management fees (Note 3)	1,818,695
Administrative fees (Note 3)	423,710
Distribution fees - Class 2 (Note 3)	72,447
Custodian fees (Note 4)	96,196
Transfer agent fees	4,757
Other	159,048

Total expenses	2,574,853
Expense reductions (Note 4)	(32)

Net expenses	2,574,821

Net investment income	8,576,254

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	19,030,203
Foreign currency transactions	214,528

Net realized gain (loss)	19,244,731

Net unrealized appreciation (depreciation) on:
Investments	(13,650,900)
Translation of assets and liabilities denominated in foreign currencies	(178,489)
Deferred taxes (Note 1(f))	104,220

Net unrealized appreciation (depreciation)	(13,725,169)

Net realized and unrealized gain (loss)	5,519,562

Net increase (decrease) in net assets resulting from operations	$14,095,816

See notes to financial statements.

TGA-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited)

and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$8,576,254	$12,882,138
Net realized gain (loss) from investments and foreign currency transactions	19,244,731	(47,730,263)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies and deferred taxes	(13,725,169)	183,932,996

Net increase (decrease) in net assets resulting from operations	14,095,816	149,084,871
Distributions to shareholders from net investment income:
Class 1	(16,563,956)	(12,872,007)
Class 2	(1,658,563)	(1,147,201)

Total distributions to shareholders	(18,222,519)	(14,019,208)
Capital share transactions: (Note 2)
Class 1	(17,735,354)	24,154,273
Class 2	3,638,676	3,935,942

Total capital share transactions	(14,096,678)	28,090,215
Net increase (decrease) in net assets	(18,223,381)	163,155,878
Net assets:
Beginning of period	628,552,648	465,396,770

End of period	$610,329,267	$628,552,648

Undistributed net investment income included in net assets:
End of period	$4,849,979	$14,496,244

See notes to financial statements.

TGA-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). Templeton Global Asset Allocation Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2004 over 51% of total Fund shares were sold through one insurance company. The Fund’s investment objective is high total return.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value as determined following procedures approved by the Board of Trustees. Investments in open-end mutual funds are valued at the closing net asset value. Short-term securities are valued at amortized cost which approximates current value. All security valuation procedures are approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TGA-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Deferred Taxes

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

TGA-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,488,006	$28,541,245	2,924,694	$48,227,589
Shares issued in reinvestment of distributions	904,640	16,563,956	795,550	12,872,007
Shares redeemed	(3,277,411)	(62,840,555)	(2,381,733)	(36,945,323)

Net increase (decrease)	(884,765)	$(17,735,354)	1,338,511	$24,154,273

Class 2 Shares:
Shares sold	350,129	$6,643,720	949,657	$15,396,855
Shares issued in reinvestment of distributions	91,180	1,658,563	71,299	1,147,201
Shares redeemed	(247,137)	(4,663,607)	(785,835)	(12,608,114)

Net increase (decrease)	194,172	$3,638,676	235,121	$3,935,942

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Templeton Investment Counsel LLC (TIC)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.650%	First $200 million
.585%	Over $200 million, up to and including $1.3 billion
.520%	Over $1.3 billion

The Fund pays business management fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.150%	First $200 million
.135%	Over $200 million, up to and including $700 million
.100%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

Under a subadvisory agreement, Advisers, an affiliate of TIC, provides subadvisory services to the Fund and receives from TIC fees based on the average daily net assets of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

TGA-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $55,040,780 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2009	$5,082,133
2010	443,666
2011	49,514,981

$55,040,780

At December 31, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2003 of $1,342,049. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and bond discounts and premiums.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments	$500,255,029

Unrealized appreciation	$210,881,459
Unrealized depreciation	(108,149,025)

Net unrealized appreciation (depreciation)	$102,732,434

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short-term securities) for the period ended June 30, 2004 aggregated $73,478,833 and $96,724,917, respectively.

7. INVESTMENTS IN AFFILIATED MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

TGA-22

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited) (continued)

8. REGULATORY MATTERS (cont.)

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which an affiliate of the Fund’s investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

TGA-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited) (continued)

8. REGULATORY MATTERS (cont.)

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

TGA-24

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Tax Designation (unaudited)

At December 31, 2003, more than 50% of the Templeton Global Asset Allocation Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 15, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a breakdown by country of foreign taxes paid and foreign source income as designated by the Fund, to Class 1 and Class 2 shareholders.

	Class 1		Class 2
Country	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Australia	0.0000	0.0195	0.0000	0.0182
Austria	0.0000	0.0106	0.0000	0.0099
Belgium	0.0000	0.0115	0.0000	0.0108
Bermuda	0.0000	0.0042	0.0000	0.0039
Brazil	0.0013	0.0079	0.0013	0.0073
Bulgaria	0.0000	0.0061	0.0000	0.0057
Canada	0.0012	0.0161	0.0012	0.0150
China	0.0000	0.0014	0.0000	0.0014
Denmark	0.0000	0.0108	0.0000	0.0101
Finland	0.0009	0.0056	0.0009	0.0052
France	0.0027	0.0367	0.0027	0.0343
Germany	0.0030	0.0419	0.0030	0.0392
Hong Kong	0.0000	0.0086	0.0000	0.0080
India	0.0000	0.0007	0.0000	0.0007
Indonesia	0.0005	0.0012	0.0005	0.0012
Italy	0.0025	0.0283	0.0025	0.0265
Japan	0.0010	0.0079	0.0010	0.0074
Mexico	0.0000	0.0190	0.0000	0.0177
Netherlands	0.0031	0.0258	0.0031	0.0241
New Zealand	0.0012	0.0277	0.0012	0.0259
Norway	0.0000	0.0012	0.0000	0.0011
Panama	0.0000	0.0012	0.0000	0.0011
Philippines	0.0000	0.0064	0.0000	0.0060
Russia	0.0000	0.0160	0.0000	0.0149
Singapore	0.0006	0.0020	0.0006	0.0019
South Korea	0.0023	0.0114	0.0023	0.0106
Spain	0.0009	0.0319	0.0009	0.0298
Sweden	0.0031	0.0400	0.0031	0.0374
Switzerland	0.0013	0.0069	0.0013	0.0065
Taiwan	0.0010	0.0042	0.0010	0.0039
Thailand	0.0000	0.0009	0.0000	0.0009
United Kingdom	0.0049	0.0495	0.0049	0.0462
Venezuela	0.0000	0.0017	0.0000	0.0015

Total	$0.0315	$0.4648	$0.0315	$0.4343

TGA-25

TEMPLETON GLOBAL INCOME SECURITIES FUND

This semiannual report for Templeton Global Income Securities Fund covers the period ended June 30, 2004.

Performance Summary as of 6/30/04

Templeton Global Income Securities Fund – Class 1 delivered a -1.37% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Global Income Securities Fund – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

TGI-1

Fund Goals and Main Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets. The Fund may also invest in lower-rated “junk bonds.”

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund’s return was comparable to that of its benchmark, the J.P. Morgan Global Government Bond Index (JPM GGBI), which delivered a -1.50% total return in U.S. dollar terms for the six months under review.1

Economic and Market Overview

During the reporting period, U.S. economic growth maintained a strong pace, with gross domestic product (GDP) rising 3.9% annualized in first quarter 2004. Inflationary measures began to accelerate, however, in part from increasing commodity and oil prices, as well as from higher incomes and rising employment. Global fixed income markets reacted to hiring improvement and higher inflation data in the U.S., and the U.S. dollar strengthened 2.85% on a trade-weighted basis relative to the country’s major trading partners.2 However, a higher current account deficit that we believe fundamentally explained dollar weakness in 2003 did not improve during the period. The current account deficit reached a record level, $145 billion or roughly 4.7% of GDP, during first quarter 2004, and the trade balance continued to deteriorate to record levels in the second quarter.3 Strong consumer spending and production demand kept imports ahead of exports.

Although euro zone economic growth accelerated into 2004, increasing 1.3% annualized in first quarter 2004 compared with a year earlier, it was driven largely by the export sector rather than domestic demand,

1. Source: J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Federal Reserve.

3. Source: Bureau of Economic Analysis.

Fund Risks: Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Emerging markets involve heightened risks due to their relatively smaller size and lesser liquidity. The Fund’s prospectus also includes a description of the main investment risks.

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

TGI-2

limiting underlying inflation pressures. The European Central Bank (ECB) left interest rates unchanged at 2.00%. Despite a slightly weaker currency during the period, the still relatively strong euro helped allow the ECB to keep rates historically low in nominal and real terms. The rebounding global economy also maintained the region’s healthy export growth, despite the relatively strong euro. Unlike in the U.S., the euro zone current account balance remained in surplus during the period, at 0.6% of GDP.4 Growth among other European economies, including those of Scandinavia and central Europe, was high and broad based, reaching annual rates of 2.6% in Sweden, 2.9% in Norway, 4.2% in Hungary and 6.9% in Poland.5 Additionally, Sweden and Norway maintained current account surpluses of nearly 7% and 13% of GDP.6

In Asia, economic growth was robust, despite some indication of an engineered slowdown in China. During first quarter 2004, economic growth reached annualized rates of 5.6% in Japan, 6.5% in Thailand, 5.3% in South Korea and 4.5% in Indonesia.7 Although growth was more broad-based in some Asian countries than in others, one shared characteristic was external sector strength. For example, export growth in South Korea accelerated, reaching nearly 40% year-over-year growth by period-end.8 Similarly, Thai exports rose 22% and Japan’s increased 10%.9 These positive conditions contributed to increasing international reserves, and despite showing signs of slowing during the period, reserves remained significant. Japan’s foreign currency reserves were $799 billion at period-end, up 52% from a year earlier.10 Other Asian countries experienced similar reserve accumulation, although on a smaller scale. South Korea’s reserves rose 27%, Thailand’s 10% and Indonesia’s 2%.11 With the exception of Japan, there was some evidence of building inflationary pressure throughout the region, given strong aggregate regional growth and little change in monetary or exchange rate policy.

Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions, and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates, and credit risks. In

4. Source: European Central Bank.

5. Sources: Statistics Sweden; Statistics Norway; Hungarian Central Statistics Office; Central Statistical Office (Poland).

6. Sources: Sveriges Riksbank; Statistics Norway.

7. Sources: Economic & Social Research Institute (Japan); National Economic Development (Thailand); Bank of Korea; Badan Pusat Statistik (Indonesia).

8. Source: Ministry of Commerce, Industry and Energy (South Korea).

9. Sources: Bank of Thailand; Ministry of Finance, Japan.

10. Source: Ministry of Finance, Japan.

11. Sources: Bank of Korea; Bank of Thailand; Bank Indonesia.

Euro zone refers to the 12 member countries of the European Monetary Union (EMU) that share the euro as a common currency. EMU countries are Austria, Belgium, Finland, France, Germany, Greece, Irish Republic, Italy, Luxembourg, Netherlands, Portugal and Spain.

TGI-3

considering these factors, we evaluate a country’s changing market, economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies. We intend to manage the Fund’s exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk by using forward currency exchange contracts.

Manager’s Discussion

In addition to income, developed market interest rate movements, currency returns and emerging market bonds contributed to the Fund’s performance during the six months under review.

Global economic recovery and increasing inflation in certain regions during the period shifted the balance of risk from deflation, particularly in the U.S. and non-Japan Asia, toward a global monetary tightening cycle. Although the Federal Reserve Board (Fed) raised U.S. interest rates 25 basis points (100 basis points equal 1.00%) to 1.25%, short-term real rates remained negative and the monetary policy stance was still accommodative. The Fund was defensively positioned to a further rise in U.S. rates if the Fed raises interest rates, with a zero allocation to U.S. Treasury securities and shortened overall duration, or sensitivity to interest rate changes. In Europe, ECB policymakers left the reference rate unchanged at 2.00%, and euro zone bond markets returned 1.97% in local currency terms.12 Elsewhere in Europe, Norway, Sweden and Hungary reduced interest rates by 50, 75 and 100 basis points to 1.75%, 2.00% and 11.50%, respectively, during the period.13 Correspondingly, Norwegian, Swedish and Hungarian bond markets generated positive returns over the six-month period, returning 2.30%, 2.66% and 2.38%, respectively, in local currency terms.14 New Zealand increased interest rates 75 basis points to 5.75%, and the bond market rose 1.12% in local currency terms, while Poland raised interest rates 50 basis points to 5.75%, and the bond market increased 0.49% in local currency terms.15

Following two years of depreciation, the U.S. dollar experienced some strengthening during the period, rising 2.85% on a trade-weighted basis relative to the country’s major trading partners. Although the U.S. portion of the JPM GGBI underperformed other global bond markets in local currency terms, the Fund’s underweighted position detracted from

12. Source: J.P. Morgan.

13. Sources: Norges Bank; Sveriges Riksbank; National Bank of Hungary.

14. Sources: Citigroup World Government Bond Index (WGBI); J.P. Morgan Global Bond Index Broad (GBI Broad).

15. Sources: Reserve Bank of New Zealand; National Bank of Poland; J.P. Morgan GBI Broad.

TGI-4

performance relative to the JPM GGBI given the U.S. dollar’s strength during the period. The euro depreciated 3.54% against the U.S. dollar, with the EMU bond declining 1.64% in U.S. dollar terms.16 Although the euro remained the Fund’s largest currency exposure, we reduced this allocation given that much of the U.S. dollar’s recent appreciation had been against the euro and because we saw better value in Asian and other European (non-euro) currencies.

Other European currencies generated mixed results for the Fund. In Norway and Sweden, underlying inflation remained low during the period, and the reduced interest rate differential to the euro zone negatively impacted those countries’ currency performances. However, accelerating growth, and large current account surpluses and fiscal positions were supportive of currency levels, particularly relative to the euro. The Fund’s performance benefited from positions in Hungary and Poland as accelerating economic growth and attractive yields relative to the euro zone supported these countries’ currencies. During the six-month period, the Norwegian krone depreciated 4.02% against the U.S. dollar and the Swedish krona fell 4.48%, while the Hungarian forint rose 0.63% and the Polish zloty 1.24%.16 Currency returns combined with local market returns produced overall bond market returns of -1.81% in Norway, -1.94% in Sweden, 3.03% in Hungary and 1.74% in Poland in U.S. dollar terms.17

In Asia, the Fund benefited from its lack of exposure to the Japanese yen, which declined 1.78% against the U.S. dollar, bringing bond returns to -2.76% in U.S. dollar terms.18 The Fund also benefited from its overweighted position, relative to the JPM GGBI, in South Korea, whose bond market rose 7.26% in U.S. dollar terms following the Korean won’s 3.12% appreciation versus the U.S. dollar.19 The Fund continued to increase allocations to non-Japan Asia during the period given strong regional growth, trade patterns, and potential currency appreciation. Exposure to other Asian currencies hindered Fund performance, as the Thai baht depreciated 3.09% and the Indonesian bond market fell 3.20% in U.S. dollar terms.20 Indonesian bond and currency markets experienced short-term volatility as investors awaited clarity on the outcome of presidential elections there during the reporting period.

After producing strong returns the previous year, the Australian and New Zealand dollars depreciated 7.54% and 3.27% against the U.S.

16. Sources: Reuters; J.P. Morgan.

17. Sources: Citigroup WGBI; J.P. Morgan GBI Broad.

18. Sources: Reuters; J.P. Morgan GBI Broad.

19. Sources: Reuters; HSBC ALBI South Korea Government Index.

20. Sources: Reuters; HSBC ALBI Indonesia Government Index.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

TGI-5

dollar during the six-month period.21 These currency returns negatively impacted Fund performance as Australian and New Zealand bond markets returned -5.65% and -2.19% in U.S. dollar terms.22 Consistent with our strategy, we viewed the Australian and New Zealand dollars as attractive given favorable interest rates relative to other developed markets, continued fiscal surpluses and strong trade links to Asia.

The Fund had investments in below investment-grade sovereign debt that typically compensates for greater credit risk by offering higher income or coupon than higher-rated securities. U.S. dollar-denominated emerging market debt experienced increased sensitivity to rising U.S. interest rates and declined 2.27% over the reporting period, as measured by the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBIG).23 Sovereign interest rate spreads rose from 4.03 percentage points greater than the U.S. Treasury bond at the beginning of the reporting period to 4.82 percentage points at period-end.24 Regionally, Latin American sovereign debt declined 2.97%, eastern Europe’s fell 2.68% and Asia’s declined 0.41%.23 Underlying macroeconomic fundamentals, however, appear to have remained stronger than in previous economic tightening cycles given improved debt structures and balance of payment positions. Euro-denominated emerging debt markets, on the other hand, outperformed overall global markets largely due to limited interest rate risk in the euro zone, which contributed favorably to relative Fund performance. The JPM EMBIG rose 2.22% in euro terms and declined 2.27% in U.S. dollar terms for the six months under review.23 During the period, the Fund reduced allocations to and shortened the duration of U.S. dollar-denominated emerging market securities and reallocated to local currency positions in investment-grade markets including South Korea, Poland and Hungary.

Thank you for your participation in Templeton Global Income Securities Fund. We look forward to serving your future investment needs.

21. Source: Reuters.

22. Source: J.P. Morgan GBI Broad.

23. Source: J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

24. Source: J.P. Morgan.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGI-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights

	Class 1
	Six Months Ended June 30, 2004 (unaudited)	Year Ended December 31,
		2003	2002	2001		2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.54	$13.67	$11.39	$11.53		$11.07	$12.87

Income from investment operations:
Net investment income[a]	.35	.69	.59	0.59	[d]	.68	.68
Net realized and unrealized gains (losses)	(.57)	2.35	1.83	(0.32)[d]		(.20)	(1.42)

Total from investment operations	(.22)	3.04	2.42	.27		.48	(.74)

Less distributions from net investment income	(1.77)	(1.17)	(.14)	(.41)		(.02)	(1.06)

Net asset value, end of period	$13.55	$15.54	$13.67	$11.39		$11.53	$11.07

Total return[b]	(1.30)%	22.72%	21.44%	2.55%		4.32%	(5.79)%
Ratios/supplemental data
Net assets, end of period (000’s)	$46,249	$52,842	$50,622	$63,781		$81,171	$90,537
Ratios to average net assets:
Expenses	.78% [c]	.76%	.73%	.71%		.72%	.65%
Net investment income	4.60% [c]	4.72%	4.88%	5.22%	[d]	6.22%	5.65%
Portfolio turnover rate	20.82%	53.01%	27.91%	122.45%		40.43%	80.76%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Annualized .
[d]	Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income (loss) per share	$(.059)
Net realized and unrealized gains (losses) per share	.059
Ratio of net investment income to average net assets	(.53)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

TGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)	Year Ended December 31,
		2003	2002	2001		2000	1999[e]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.42	$13.59	$11.33	$11.48		$11.04	$12.93

Income from investment operations:
Net investment income[a]	.33	.65	.54	.55	[d]	.65	.60
Net realized and unrealized gains (losses)	(.58)	2.33	1.84	(.31)[d]		(.19)	(1.44)

Total from investment operations	(.25)	2.98	2.38	.24		.46	(.84)

Less distributions from net investment income	(1.74)	(1.15)	(.12)	(.39)		(.02)	(1.05)

Net asset value, end of period	$13.43	$15.42	$13.59	$11.33		$11.48	$11.04

Total return[b]	(1.48)%	22.44%	21.15%	2.24%		4.14%	(6.53)%
Ratios/supplemental data
Net assets, end of period (000’s)	$6,845	$5,181	$2,119	$1,286		$1,237	$443
Ratios to average net assets:
Expenses	1.03% [c]	1.01%	.98%	.96%		.97%	.91% [c]
Net investment income	4.35% [c]	4.47%	4.63%	4.95%	[d]	5.94%	5.36% [c]
Portfolio turnover rate	20.82%	53.01%	27.91%	122.45%		40.43%	80.76%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Annualized.
[d]	Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income (loss) per share	$(.059)
Net realized and unrealized gains (losses) per share	.059
Ratio of net investment income to average net assets	(.53)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

[e]	For the period January 6, 1999 (effective date) to December 31, 1999.

See notes to financial statements.

TGI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited)

	PRINCIPAL AMOUNT[a]		VALUE
Long Term Investments 96.1%
Australia 6.0%
New South Wales Treasury Corp.,
6.50%, 5/01/06	200,000	AUD	$141,577
8.00%, 3/01/08	1,990,000	AUD	1,488,509
Queensland Treasury Corp., 6.00%, 8/14/13	2,200,000	AUD	1,535,053

			3,165,139

Austria 3.1%
Republic of Austria,
5.50%, 10/20/07	425,000	EUR	553,607
5.00%, 7/15/12	850,000	EUR	1,092,010

			1,645,617

Belgium 2.8%
Kingdom of Belgium, 7.50%, 7/29/08	1,076,000	EUR	1,508,885

Brazil .7%
Republic of Brazil - DCB, L, FRN, 2.125%, 4/15/12	430,119		363,451

Canada 1.8%
Government of Canada,
3.00%, 6/01/06	300,000	CAD	222,592
6.00%, 6/01/11	937,000	CAD	754,020

			976,612

Colombia .6%
Republic of Colombia,
10.00%, 1/23/12	132,000		136,455
11.75%, 2/25/20	159,000		174,701

			311,156

Denmark 1.8%
Kingdom of Denmark,
5.00%, 11/15/13	3,950,000	DKK	672,197
7.00%, 11/10/24	1,300,000	DKK	268,043

			940,240

Finland 4.1%
Government of Finland,
5.00%, 4/25/09	660,000	EUR	853,657
5.375%, 7/04/13	1,000,000	EUR	1,319,455

			2,173,112

France 4.0%
Government of France, 4.00%,
10/25/09	1,055,000	EUR	1,302,098
4/25/13	690,000	EUR	825,724

			2,127,822

Germany 2.8%
Federal Republic of Germany,
2.50%, 9/16/05	645,000	EUR	785,523
5.00%, 7/04/11	532,000	EUR	687,049

			1,472,572

TGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	PRINCIPAL AMOUNT[a]		VALUE
Long Term Investments (cont.)
Greece 1.6%
Hellenic Republic, 4.60%, 5/20/13	700,000	EUR	$864,173

Hungary 1.3%
Government of Hungary,
9.25%, 5/12/05	31,800,000	HUF	151,860
8.50%, 10/12/05	101,100,000	HUF	473,980
7.00%, 4/12/06	20,000,000	HUF	90,871

			716,711

Indonesia 5.5%
Indonesia Recapital Bond,
14.00%, 6/15/09	17,407,000,000	IDR	2,021,637
13.15%, 3/15/10	6,005,000,000	IDR	670,592
14.275%, 12/15/13	1,692,000,000	IDR	203,571

			2,895,800

Irish Republic 1.9%
Republic of Ireland, 5.00%, 4/18/13	800,000	EUR	1,027,144

Italy 2.9%
Buoni Poliennali Del Tesoro, 7.75%, 11/01/06	1,131,293	EUR	1,524,486

Mexico 1.1%
United Mexican States, 144A, 7.50%, 3/08/10	450,000	EUR	608,756

Netherlands 3.9%
Government of Netherlands, 5.75%, 2/15/07	1,598,000	EUR	2,077,577

New Zealand 7.9%
Government of New Zealand,
7.00%, 7/15/09	5,140,000	NZD	3,375,463
6.00%, 11/15/11	1,300,000	NZD	811,543

			4,187,006

Norway 3.3%
Kingdom of Norway,
5.75%, 11/30/04	3,945,000	NOK	577,832
6.75%, 1/15/07	7,350,000	NOK	1,152,281

			1,730,113

Philippines 1.7%
Republic of Philippines,
9.00%, 2/15/13	800,000		791,520
Reg S, 9.125%, 2/22/10	100,000	EUR	125,119

			916,639

Poland 2.5%
Republic of Poland, 8.50%, 11/12/06	4,720,000	PLN	1,303,384

Russia 2.1%
Russian Federation, Reg S, 11.00%, 7/24/18	860,000		1,088,736

South Africa .4%
Republic of South Africa, 5.25%, 5/16/13	200,000	EUR	236,663

TGI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	PRINCIPAL AMOUNT[a]		VALUE
Long Term Investments (cont.)
South Korea 9.1%
Korea Treasury Bond,
4.50%, 3/05/06	2,100,000,000	KRW	$1,850,715
4.50%, 9/03/06	510,000,000	KRW	449,793
4.75%, 3/12/08	2,883,000,000	KRW	2,553,190

			4,853,698

Spain 2.5%
Government of Spain, 10.15%, 1/31/06	378,000	EUR	512,919
Bonos y Oblig. del Estado, 6.00%, 1/31/08	600,000	EUR	797,411

			1,310,330

Sweden 9.3%
Kingdom of Sweden,
6.00%, 2/09/05	5,500,000	SEK	746,232
3.50%, 4/20/06	1,200,000	SEK	160,778
8.00%, 8/15/07	14,990,000	SEK	2,247,651
5.25%, 3/15/11	3,900,000	SEK	543,864
5.50%, 10/08/12	8,680,000	SEK	1,226,596

			4,925,121

Thailand 5.2%
Kingdom of Thailand,
6.00%, 3/05/05	8,000,000	THB	201,802
8.50%, 10/14/05	82,800,000	THB	2,205,523
8.00%, 12/08/06	3,500,000	THB	97,651
4.125%, 2/12/08	9,000,000	THB	228,652
8.50%, 12/08/08	1,000,000	THB	29,637

			2,763,265

Ukraine 2.5%
Republic of Ukraine,
144A, 7.65%, 6/11/13	1,130,000		1,076,888
Reg. S, 6.875%, 3/04/11	260,000		245,765

			1,322,653

United Kingdom .6%
United Kingdom, 7.50%, 12/07/06	175,000	GBP	335,754

Venezuela 3.1%
Republic of Venezuela,
10.75%, 9/19/13	200,000		197,450
9.25%, 9/15/27	1,710,000		1,455,107

			1,652,557

Total Long Term Investments (Cost $43,792,393) 96.1%			51,025,172
Other Assets, less Liabilities 3.9%			2,069,034

Net Assets 100.0%			$53,094,206

TGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HUF - Hungarian Forint

IDR - Indonesian Rupiah

KRW - South Korean Won

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Polish Zloty

SEK - Swedish Krona

THB - Thai Baht

[a]	The principal amount is stated in U.S. dollars unless otherwise indicated.

See notes to financial statements.

TGI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost	$45,792,393

Value	51,025,172
Cash	601,959
Foreign currency, at value (cost $231,517)	207,645
Receivables:
Capital shares sold	51,140
Interest	1,337,940

Total assets	53,223,856

Liabilities:
Payables:
Capital shares redeemed	69,562
Affiliates	29,101
Custodian fees	10,952
Reports to shareholders	8,522
Professional fees	8,852
Other liabilities	2,661

Total liabilities	129,650

Net assets, at value	$53,094,206

Net assets consist of:
Undistributed net investment income	$240,840
Net unrealized appreciation (depreciation)	5,207,641
Accumulated net realized gain (loss)	(7,910,756)
Capital shares	55,556,481

Net assets, at value	$53,094,206

Class 1:
Net assets, at value	$46,249,078

Shares outstanding	3,413,848

Net asset value and offering price per share	$13.55

Class 2:
Net assets, at value	$6,845,128

Shares outstanding	509,600

Net asset value and offering price per share	$13.43

See notes to financial statements.

TGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Interest income (net of foreign taxes of $33,631)	$1,485,370

Expenses:
Management fees (Note 3)	172,210
Distribution fees - Class 2 (Note 3)	6,841
Transfer agent fees	644
Custodian fees (Note 4)	20,661
Reports to shareholders	10,537
Professional fees	8,549
Other	1,598

Total expenses	221,040

Net investment income	1,264,330

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	2,303,055
Foreign currency transactions	65,757

Net realized gain (loss)	2,368,812

Net unrealized appreciation (depreciation) on:
Investments	(4,241,957)
Translation of assets and liabilities denominated in foreign currencies	(107,189)

Net unrealized appreciation (depreciation)	(4,349,146)

Net realized and unrealized gain (loss)	(1,980,334)

Net increase (decrease) in net assets resulting from operations	$(716,004)

See notes to financial statements.

TGI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$1,264,330	$2,601,977
Net realized gain (loss) from investments and foreign currency transactions	2,368,812	3,815,347
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(4,349,146)	4,940,637

Net increase (decrease) in net assets resulting from operations	(716,004)	11,357,961
Distributions to shareholders from net investment income:
Class 1	(5,364,377)	(3,980,291)
Class 2	(706,986)	(323,749)

Total distributions to shareholders	(6,071,363)	(4,304,040)
Capital share transactions: (Note 2)
Class 1	(583,223)	(4,386,768)
Class 2	2,442,109	2,614,619

Total capital share transactions	1,858,886	(1,772,149)
Net increase (decrease) in net assets	(4,928,481)	5,281,772
Net assets:
Beginning of period	58,022,687	52,740,915

End of period	$53,094,206	$58,022,687

Undistributed net investment income included in net assets:
End of period	$240,840	$5,047,873

See notes to financial statements.

TGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). The Templeton Global Income Securities Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2004 over 74% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is current income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. All security valuation procedures are approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

TGI-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	15,479	$238,331	157,660	$2,314,617
Shares issued in reinvestment of distributions	400,627	5,364,377	271,137	3,980,291
Shares redeemed	(402,390)	(6,185,931)	(733,010)	(10,681,676)

Net increase (decrease)	13,716	$(583,223)	(304,213)	$(4,386,768)

Class 2 Shares:
Shares sold	188,692	$2,774,515	255,207	$3,668,776
Shares issued in reinvestment of distributions	53,237	706,986	22,205	323,749
Shares redeemed	(68,312)	(1,039,392)	(97,419)	(1,377,906)

Net increase (decrease)	173,617	$2,442,109	179,993	$2,614,619

TGI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
.625%	First $100 million
.50%	Over $100 million, up to and including $250 million
.45%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, there were no credits earned.

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $10,067,343 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2007	$5,870,061
2008	2,370,518
2009	1,649,034
2010	177,730

$10,067,343

On December 31, 2003, the Fund had expired capital loss carryovers of $794,052, which were reclassified to paid-in capital.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

TGI-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES (cont.)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments	$46,601,113

Unrealized appreciation	$5,805,640
Unrealized depreciation	(1,381,581)

Net unrealized appreciation (depreciation)	$4,424,059

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short-term securities) for the period ended June 30, 2004 aggregated $11,220,393 and $14,405,764, respectively.

7. CREDIT RISK

The Fund has 16.8% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

8. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC’s Order, pursuant to which the Fund’s investment manager neither admits nor denies any wrongdoing, the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

TGI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

8. REGULATORY MATTERS (cont.)

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

TGI-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Tax Designation (unaudited)

At December 31, 2003, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from interest paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 15, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a breakdown by country of foreign taxes paid and foreign source income as designated by the Fund, to Class 1 and Class 2 shareholders.

	Class 1		Class 2
Country	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Australia	0.0000	0.0530	0.0000	0.0522
Austria	0.0000	0.0258	0.0000	0.0254
Belgium	0.0000	0.0404	0.0000	0.0398
Bulgaria	0.0000	0.0079	0.0000	0.0078
Canada	0.0000	0.0232	0.0000	0.0229
Colombia	0.0000	0.0086	0.0000	0.0085
Denmark	0.0000	0.0250	0.0000	0.0247
Finland	0.0000	0.0248	0.0000	0.0244
France	0.0000	0.0384	0.0000	0.0378
Germany	0.0000	0.0411	0.0000	0.0405
Greece	0.0000	0.0120	0.0000	0.0118
Hong Kong	0.0000	0.0002	0.0000	0.0002
Hungary	0.0000	0.0056	0.0000	0.0056
Indonesia	0.0017	0.0273	0.0017	0.0269
Ireland	0.0000	0.0147	0.0000	0.0145
Italy	0.0000	0.0429	0.0000	0.0422
Mexico	0.0000	0.0437	0.0000	0.0430
Netherlands	0.0000	0.0361	0.0000	0.0356
New Zealand	0.0000	0.0721	0.0000	0.0711
Norway	0.0000	0.0261	0.0000	0.0257
Philippines	0.0000	0.0515	0.0000	0.0508
Russia	0.0000	0.0558	0.0000	0.0550
South Africa	0.0000	0.0020	0.0000	0.0020
South Korea	0.0006	0.0108	0.0006	0.0106
Spain	0.0000	0.0445	0.0000	0.0438
Sweden	0.0000	0.0568	0.0000	0.0560
Thailand	0.0000	0.0146	0.0000	0.0144
United Kingdom	0.0000	0.0229	0.0000	0.0226
Venezuela	0.0000	0.0695	0.0000	0.0685
Ukraine	0.0000	0.0194	0.0000	0.0191

Total	$0.0023	$0.9167	$0.0023	$0.9034

TGI-21

TEMPLETON GROWTH SECURITIES FUND

We are pleased to bring you Templeton Growth Securities Fund’s semiannual report for the period ended June 30, 2004.

Performance Summary as of 6/30/04

Templeton Growth Securities Fund – Class 1 delivered a +4.69% total return for the six-month period ended 6/30/04.

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Growth Securities Fund – Class 1

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund invests mainly in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, which returned 3.57% for the six months under review.1

Economic and Market Overview

Exports, employment and manufacturing data suggested that the global economy expanded in the first half of 2004, led by the U.S. and China, albeit possibly at a slower pace than in 2003. As of June 30, 2004, Chinese authorities’ intervention appeared effective in slowing its gross domestic product (GDP) growth. Officials there targeted a growth rate of 7% for 2004, after China’s GDP grew 9.1% in 2003.2 The slowdown was widely anticipated, as was the ripple effect on export-oriented economies in Asia, Europe and Latin America that had benefited from China’s dramatic growth. Counteracting China’s perceived slowdown, domestic demand increased in countries such as Japan and France, and there was some indication that this could soon be the case in Italy and Germany. For example, recent consumer confidence surveys in Germany, Europe’s largest economy, indicated improvement in spending plans, income expectations and economic outlook. This reflected, in part, a decline in oil prices from record levels earlier in the year and modest job creation that maintained the unemployment rate at 10.5% in June.3 Improving Europe’s consumer demand was relevant to economic growth because consumer spending accounted for about two-thirds of the euro zone’s $8.5 trillion economy.4

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: South China Morning Post, 5/1/04.

3. Source: Reuters, “German unemployment level falls,” 7/6/04.

4. Sources: afxnews.com, “ECB’s Issuing says euro zone recovery needs rebound in consumer spending,” 4/23/04; en.icxo.com, “Sweden Riksbank to Lift Interest Rates,” 6/21/04.

Fund Risks: Stocks offer the potential for long-term gains but can be subject to short-term up-and-down price movements. Foreign investing involves special risks including currency fluctuations, economic instability, and social and political developments. Emerging markets involve heightened risks due to their relatively smaller size and lesser liquidity. Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. The Fund’s prospectus also includes a description of the main investment risks.

In early 2004, investors extended the rally in global equity markets that had begun in March 2003. Adequate liquidity, reasonably solid economic growth and higher corporate earnings remained pillars for the extended rally. However, investor focus shifted to potential problem areas of inflation, terrorism, China’s slowing economy and rising global interest rates. These factors hindered global equity market performance, particularly in the second quarter when local stock market indexes in China, Russia, Taiwan, South Korea and Brazil delivered double-digit declines. Asian stock markets were weak due to China. Russian markets reacted to what some investors considered political interference in the markets following the troubles of oil company YUKOS. Debt-burdened Brazil faced the double hurdles of decreased demand from Asia and higher interest rates. However, the returns of these few markets were hardly typical.

Most stock market indexes traded nervously in the first half of 2004, but overall did not move significantly in either direction. Excluding the Nikkei 225 Stock Average, which rose 9.27% in U.S. dollar terms for the six months ended June 30, 2004, most major indexes delivered relatively flat returns.5

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the six months under review, several areas of the market contributed to the Fund’s outperformance of its benchmark, the MSCI AC World Index. The sectors that made the largest contributions to performance, such as consumer discretionary, industrials and information technology, were ironically those in which we held an underweighted allocation relative to the benchmark.6

5. Please see Index Descriptions following the Fund Summaries.

6. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; household durables; and media in the SOI. The industrials sector comprises aerospace and defense, industrial conglomerates, commercial services and supplies, and airlines in the SOI. The information technology sector comprises IT services, software, computers and peripherals, electronic equipment and instruments, and semiconductors and semiconductor equipment in the SOI.

Top 10 Holdings

Templeton Growth Securities Fund 6/30/04

Company Sector/Industry, Country	% of Total Net Assets

Shell Transport & Trading Co. PLC	1.9%
Oil & Gas, U.K.

GlaxoSmithKline PLC	1.7%
Pharmaceuticals, U.K.

BP PLC	1.6%
Oil & Gas, U.K.

Aventis SA	1.5%
Pharmaceuticals, France

E.On AG	1.5%
Electric Utilities, Germany

Eni SpA	1.4%
Oil & Gas, Italy

Nestle SA	1.4%
Food Products, Switzerland

Nippon Telegraph & Telephone Corp.	1.4%
Diversified Telecommunication Services, Japan

DTE Energy Co.	1.3%
Electric Utilities, U.S.

Abbey National PLC	1.3%
Commercial Banks, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

This showed how our time-tested investment strategy, allowing bottom-up stock picks to drive portfolio allocations, was beneficial to Fund performance.

In the consumer discretionary sector, media stocks such as Reuters Group (sold by period-end), Reed Elsevier, Pearson and Wolters Kluwer benefited from a cyclical improvement in their underlying fundamentals. Among industrials, we found value in aerospace and defense stocks such as BAE Systems, Boeing and Rolls Royce, all of which performed well during the first half of 2004. Within information technology, our results were aided by a diverse group of tech-related stocks such as Nintendo, Check Point Software, Hitachi and Celestica.

Throughout the reporting period, the most notable hindrance to the Fund’s performance came from our investments in financial stocks.7 Financial companies generally lost value as the markets were concerned about rising interest rates.

We offer further insight into some of the investment decisions we made during the period. Our stock selection process is rooted in Templeton’s commitment to long-term investing. Thus, second-guessing near-term events, such as the U.S. Federal Reserve Board’s monetary policy, is not as relevant to our analysis as our assessment of a company’s relative position in its global sector, the strength of its balance sheet, the health of its cash position and our qualitative analysis of the company’s likely use of that cash. In the last few months of the period, for example, oil prices were quite high. This produced positive as well as negative implications for the Fund’s underlying holdings — increasing operating margins for some companies and variable costs for others. However, this had little if any effect on our decisions to buy or sell securities. Oil prices are an important consideration, but we build our long-term assumptions into our models and worry little about what the price of an oil barrel should be next week, in three months, or even one year from now.

From our bottom-up perspective, we noticed that many companies we analyzed used the recent era of low borrowing costs to restructure debt and clean up their balance sheets. Many accumulated cash, and are now in a position to reinvest in their businesses to grow organically. Their willingness to spend is consistent with the shift from consumer to

7. The financial sector comprises commercial banks, capital markets, insurance and real estate in the SOI.

corporate spending that some industry surveys have suggested is currently under way in the U.S. and to a lesser degree, Asia and Europe.

Not being too focused on short-term macroeconomic events, we continued to analyze and find securities we considered undervalued. In contrast to a few years ago, when we found many bargain-list securities in sectors such as materials and industrials (which few investors wanted to own), the pattern of diverse industries coming to populate our bargain list remained evident over the past few months. During the period under review, representative bargain-list additions to the Fund’s portfolio included banks, builders, retailers, publishers, energy generators, aerospace contractors, toy and drug manufacturers, auto parts suppliers and telecommunications service providers. In short, no standout sector theme has emerged. Stock price valuations based on prospective 12-month earnings across major sectors declined slightly by period-end, compared with earlier in 2004. Geographically, we continued to find bargain-list securities across the globe. As a whole, equity markets in Asia ex-Japan and continental Europe offered relative discounts based on prospective 12-month earnings, followed by the U.S., the U.K. and Japan.

Thank you for your participation in Templeton Growth Securities Fund. We look forward to serving your future investment needs.

This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2004, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights

	Class 1
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.31		$8.67	$11.09	$13.76	$15.63	$14.77

Income from investment operations:
Net investment income[a]	.13		.17	.17	.26	.30	.28
Net realized and unrealized gains (losses)	.40		2.63	(2.13)	(.36)	(.15)	2.66

Total from investment operations	.53		2.80	(1.96)	(.10)	.15	2.94

Less distributions from:
Net investment income	(.15)		(.16)	(.24)	(.28)	(.27)	(.36)
Net realized gains	—		—	(.22)	(2.29)	(1.75)	(1.72)

Total distributions	(.15)		(.16)	(.46)	(2.57)	(2.02)	(2.08)

Net asset value, end of period	$11.69		$11.31	$8.67	$11.09	$13.76	$15.63

Total return[b]	4.69%		32.62%	(18.32)%	(.98)%	1.74%	21.04%
Ratios/supplemental data
Net assets, end of period (000’s)	$760,921		$769,339	$665,537	$966,725	$1,163,637	$708,310
Ratios to average net assets:
Expenses	.85%	[c]	.88%	.87%	.85%	.88%	.88%
Net investment income	2.33%	[c]	1.74%	1.69%	2.13%	2.18%	1.87%
Portfolio turnover rate	8.08%		37.43%	30.67%	31.05%	69.67%	46.54%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Annualized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Six Months Ended June 30, 2004 (unaudited)		Year Ended December 31,
			2003	2002	2001	2000	1999[d]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.19		$8.59	$11.01	$13.69	$15.60	$15.34

Income from investment operations:
Net investment income[a]	.12		.13	.13	.21	.25	.17
Net realized and unrealized gains (losses)	.40		2.62	(2.10)	(.34)	(.15)	2.17

Total from investment operations	.52		2.75	(1.97)	(.13)	.10	2.34

Less distributions from:
Net investment income	(.14)		(.15)	(.23)	(.26)	(.26)	(.36)
Net realized gains	—		—	(.22)	(2.29)	(1.75)	(1.72)

Total distributions	(.14)		(.15)	(.45)	(2.55)	(2.01)	(2.08)

Net asset value, end of period	$11.57		$11.19	$8.59	$11.01	$13.69	$15.60

Total return[b]	4.63%		32.13%	(18.49)%	(1.31)%	1.47%	16.35%
Ratios/supplemental data
Net assets, end of period (000’s)	$754,225		$511,659	$190,054	$113,925	$79,043	$4,483
Ratios to average net assets:
Expenses	1.10%	[c]	1.13%	1.12%	1.10%	1.12%	1.14% [c]
Net investment income	2.08%	[c]	1.49%	1.44%	1.80%	1.87%	1.17% [c]
Portfolio turnover rate	8.08%		37.43%	30.67%	31.05%	69.67%	46.54%

[a]	Based on average daily shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Annualized.
[d]	For the period January 6, 1999 (effective date) to December 31, 1999.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited)

	COUNTRY	SHARES	VALUE
Common Stocks 86.5%
Aerospace & Defense 3.0%
BAE Systems PLC	United Kingdom	3,247,043	$12,910,561
BAE Systems PLC, 144A	United Kingdom	35,823	142,436
Boeing Co.	United States	299,590	15,306,053
Raytheon Co.	United States	40,000	1,430,800
Rolls-Royce Group PLC	United Kingdom	3,292,060	15,029,852
[a]Rolls-Royce Group PLC, B	United Kingdom	183,080,100	398,419

			45,218,121

Airlines .7%
Singapore Airlines Ltd.	Singapore	1,720,100	11,184,719

Auto Components .2%
Valeo SA	France	76,780	3,199,439

Automobiles .7%
Volkswagen AG	Germany	258,907	10,930,460

Capital Markets 2.4%
Morgan Stanley	United States	100,000	5,277,000
Nomura Holdings Inc.	Japan	1,127,173	16,683,173
UBS AG	Switzerland	213,966	15,077,051

			37,037,224

Chemicals 3.2%
Akzo Nobel NV	Netherlands	355,200	13,064,003
BASF AG	Germany	145,200	7,781,757
Bayer AG, Br.	Germany	474,976	13,695,730
[a]Syngenta AG	Switzerland	174,770	14,652,547

			49,194,037

Commercial Banks 5.9%
Abbey National PLC	United Kingdom	2,075,645	19,319,662
DBS Group Holdings Ltd.	Singapore	725,000	6,061,134
HSBC Holdings PLC	United Kingdom	461,601	6,953,783
[a]Kookmin Bank	South Korea	323,500	10,050,757
Lloyds TSB Group PLC	United Kingdom	1,442,785	11,296,696
Nordea Bank AB	Sweden	1,527,961	11,003,908
Royal Bank of Scotland Group PLC	United Kingdom	111,265	3,204,251
[a]Royal Bank of Scotland Group PLC, 144A	United Kingdom	336,085	9,678,702
Standard Chartered PLC	United Kingdom	691,455	11,260,502

			88,829,395

Commercial Services & Supplies 1.9%
Brambles Industries PLC	United Kingdom	1,784,500	6,893,085
Rentokil Initial PLC	United Kingdom	4,723,515	12,378,004
Securitas AB, B	Sweden	605,960	7,561,479
Waste Management Inc.	United States	74,047	2,269,541

			29,102,109

Computers & Peripherals .9%
[a]Maxtor Corp.	United States	850,468	5,638,603
[a]Seagate Technology	United States	539,125	7,779,574

			13,418,177

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Containers & Packaging .3%
Temple-Inland Inc.	United States	59,950	$4,151,537

Diversified Telecommunication Services 7.3%
BCE Inc.	Canada	939,345	18,706,330
[a]Belgacom SA	Belgium	273,600	8,328,534
KT Corp., ADR	South Korea	924,020	16,669,321
Nippon Telegraph & Telephone Corp.	Japan	3,872	20,688,045
SBC Communications Inc.	United States	441,280	10,701,040
TDC AS	Denmark	430,274	13,980,339
Telefonica SA	Spain	449,030	6,637,688
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	428,820	14,266,841

			109,978,138

Electric Utilities 5.1%
DTE Energy Co.	United States	491,665	19,932,099
E.On AG	Germany	323,600	23,307,484
Endesa SA	Spain	600,000	11,563,029
Hong Kong Electric Holdings Ltd.	Hong Kong	2,867,498	11,874,687
Iberdrola SA, Br.	Spain	331,200	6,991,252
Korea Electric Power Corp.	South Korea	229,100	3,687,806

			77,356,357

Electronic Equipment & Instruments 1.5%
[a]Celestica Inc.	Canada	418,540	8,349,873
Hitachi Ltd.	Japan	2,191,500	15,083,320

			23,433,193

Energy Equipment & Services .9%
[a]Noble Corp.	United States	347,400	13,162,986

Food & Staples Retailing 2.9%
Albertson’s Inc.	United States	494,700	13,129,338
J Sainsbury PLC	United Kingdom	3,133,140	16,179,348
[a]Kroger Co.	United States	764,261	13,909,550

			43,218,236

Food Products 4.9%
Cadbury Schweppes PLC	United Kingdom	1,412,450	12,186,230
General Mills Inc.	United States	205,670	9,775,495
H.J. Heinz Co.	United States	278,585	10,920,532
Nestle SA	Switzerland	80,399	21,441,445
Unilever NV	Netherlands	281,457	19,210,563

			73,534,265

Health Care Equipment & Supplies
Olympus Corp.	Japan	13,000	245,429

Health Care Providers & Services 3.3%
AmerisourceBergen Corp.	United States	249,331	14,905,007
CIGNA Corp.	United States	203,732	14,018,799
HCA Inc.	United States	253,500	10,543,065
[a]Tenet Healthcare Corp.	United States	835,760	11,207,542

			50,674,413

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES	VALUE
Common Stocks (cont.)
Hotels Restaurants & Leisure .8%
Accor SA	France	213,300	$9,002,442
Carnival Corp.	United States	79,945	3,757,415

			12,759,857

Household Durables 1.4%
Koninklijke Philips Electronics NV	Netherlands	231,235	6,225,871
Sony Corp.	Japan	403,100	15,183,440

			21,409,311

Industrial Conglomerates 1.8%
Hutchison Whampoa Ltd.	Hong Kong	1,006,000	6,868,060
Smiths Group PLC	United Kingdom	1,080,061	14,621,623
Tyco International Ltd.	United States	166,120	5,505,217

			26,994,900

Insurance 3.9%
ACE Ltd.	Bermuda	297,200	12,565,616
AXA SA	France	348,340	7,670,914
Swiss Reinsurance Co.	Switzerland	223,730	14,532,446
Willis Group Holdings Ltd.	United States	270,398	10,126,405
XL Capital Ltd., A	Bermuda	185,292	13,982,134

			58,877,515

IT Services 1.3%
Electronic Data Systems Corp.	United States	757,733	14,510,587
Satyam Computers Services Ltd.	India	686,066	4,558,105

			19,068,692

Media 4.0%
British Sky Broadcasting Group PLC	United Kingdom	362,000	4,083,348
[a]DIRECTV Group Inc.	United States	431,500	7,378,650
[a]Interpublic Group of Cos. Inc.	United States	88,285	1,212,153
Pearson PLC	United Kingdom	1,305,218	15,858,983
Reed Elsevier NV	Netherlands	1,005,800	14,121,558
[a]Time Warner Inc.	United States	376,560	6,619,925
Wolters Kluwer NV	Netherlands	590,730	10,723,166

			59,997,783

Metals & Mining 1.4%
Barrick Gold Corp.	Canada	348,800	6,888,800
BHP Billiton PLC	United Kingdom	1,006,796	8,736,569
POSCO	South Korea	39,792	5,131,119

			20,756,488

Multi-Utilities & Unregulated Power 1.2%
National Grid Transco PLC	United Kingdom	2,334,378	18,013,091

Oil & Gas 5.9%
BP PLC	United Kingdom	2,782,360	24,573,090
Eni SpA	Italy	1,081,305	21,470,073
Repsol YPF SA	Spain	424,530	9,297,069
Shell Transport & Trading Co. PLC	United Kingdom	4,027,633	29,545,130
TransCanada Corp.	Canada	226,800	4,465,799

			89,351,161

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	SHARES		VALUE
Common Stocks (cont.)
Paper & Forest Products 3.0%
Bowater Inc.	United States	191,800		$7,976,962
International Paper Co.	United States	240,000		10,728,000
Stora Enso OYJ, R	Finland	1,005,688		13,642,794
UPM-Kymmene Corp.	Finland	725,480		13,804,712

				46,152,468

Pharmaceuticals 8.5%
Abbott Laboratories	United States	313,207		12,766,317
Aventis SA	France	308,743		23,307,950
Bristol-Myers Squibb Co.	United States	682,480		16,720,760
GlaxoSmithKline PLC	United Kingdom	1,308,831		26,488,981
Novartis AG	Switzerland	412,490		18,197,120
Pfizer Inc.	United States	420,000		14,397,600
[a]Shire Pharmaceuticals Group PLC	United Kingdom	1,111,940		9,709,461
Takeda Chemical Industries Ltd.	Japan	177,300		7,783,229

				129,371,418

Real Estate 1.7%
Cheung Kong Holdings Ltd.	Hong Kong	2,243,499		16,539,038
Swire Pacific Ltd., A	Hong Kong	1,406,800		9,108,362

				25,647,400

Semiconductors & Semiconductor Equipment .8%
Samsung Electronics Co. Ltd.	South Korea	30,300		12,508,092

Software 1.9%
[a]Cadence Design Systems Inc.	United States	83,500		1,221,605
[a]Check Point Software Technologies Ltd.	Israel	353,695		9,546,228
Nintendo Co. Ltd.	Japan	160,000		18,549,237

				29,317,070

Wireless Telecommunication Services 3.8%
[a]AT&T Wireless Services Inc.	United States	1,260,845		18,055,300
China Mobile (Hong Kong) Ltd., fgn.	China	3,598,500		10,888,049
SK Telecom Co. Ltd.	South Korea	80,853		13,294,738
SK Telecom Co. Ltd., ADR	South Korea	54,400		1,147,089
Vodafone Group PLC	United Kingdom	6,140,643		13,446,786

				56,831,962

Total Common Stocks (Cost $1,155,469,464)				1,310,925,443

Preferred Stocks .6%
Cia Vale do Rio Doce, ADR, pfd., A	Brazil	138,500		5,415,350
Volkswagen AG, pfd.	Germany	108,300		3,135,961

Total Preferred Stocks (Cost $6,373,138)				8,551,311

		PRINCIPAL AMOUNT[c]
Convertible Zero Coupon Bond (Cost $325,172)
AXA SA, cvt., zero cpn., 12/21/04	France	21,771	EUR	486,313

Total Long Term Investments (Cost $1,162,167,774)				1,319,963,067

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2004 (unaudited) (cont.)

	COUNTRY	PRINCIPAL AMOUNT[c]	VALUE
Short Term Investment 3.6% (cost $53,863,205)
U.S. Government Agency Security 3.6%
Federal Home Loan Bank, 1.20%, 7/01/04	United States	$53,865,000	$53,863,205

Repurchase Agreements 9.2%
[b]BZW Securities Inc. 1.20%, 7/01/04 (Maturity Value $70,002,333) Collateralized by U.S. Treasury Bills, 1.17-1.20%, 11/12/04	United States	70,000,000	70,000,000
[b]Paribas Corp. 1.45%, 7/01/04 (Maturity Value $70,002,819) Collateralized by Federal National Mortgage Association, 3.755-4.750%, 1/02/07-3/18/09	United States	70,000,000	70,000,000

Total Repurchase Agreements (Cost $140,000,000)			$140,000,000

Total Investments (Cost $1,356,030,979) 99.9%			1,513,826,272
Other Assets, less Liabilities .1%			1,319,480

Net Assets 100.0%			$1,515,145,752

Currency Abbreviations:

EUR - Euro

[a]	Non-income producing.
[b]	See Note 1(c) regarding repurchase agreements.
[c]	The principal amount stated is U.S. dollars unless otherwise indicated.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2004 (unaudited)

Assets:
Investments in securities:
Cost	$1,162,167,774

Value	1,319,963,067
Repurchase agreements, at value and cost	193,863,205
Cash	95,895
Foreign currency, at value (cost $1,526)	1,523
Receivables:
Investment securities sold	1,666,163
Capital shares sold	4,065,954
Dividends	4,155,725

Total assets	1,523,811,532

Liabilities:
Payables:
Investment securities purchased	6,832,480
Capital shares redeemed	262,334
Affiliates	1,252,900
Deferred tax liability (Note 1(g))	83,934
Other liabilities	234,132

Total liabilities	8,665,780

Net assets, at value	$1,515,145,752

Net assets consist of:
Undistributed net investment income	$13,887,617
Net unrealized appreciation (depreciation)	157,744,976
Accumulated net realized gain (loss)	(52,906,489)
Capital shares	1,396,419,648

Net assets, at value	$1,515,145,752

Class 1:
Net assets, at value	$760,920,674

Shares outstanding	65,095,341

Net asset value and offering price per share	$11.69

Class 2:
Net assets, at value	$754,225,078

Shares outstanding	65,182,479

Net asset value and offering price per share	$11.57

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2004 (unaudited)

Investment income:
(net of foreign taxes and fees of $2,465,308)
Dividends	$21,274,010
Interest	916,186

Total investment income	22,190,196

Expenses:
Management fees (Note 3)	5,534,081
Distribution fees - Class 2 (Note 3)	789,335
Transfer agent fees	8,872
Custodian fees (Note 4)	143,055
Other	239,739

Total expenses	6,715,082
Expense reductions (Note 4)	(2,817)

Net expenses	6,712,265

Net investment income	15,477,931

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	25,556,089
Foreign currency transactions	391,358

Net realized gain (loss)	25,947,447

Net unrealized appreciation (depreciation) on:
Investments	20,724,302
Translation of assets and liabilities denominated in foreign currencies	(48,159)
Deferred taxes (Note 1(g))	174,190

Net unrealized appreciation (depreciation)	20,850,333

Net realized and unrealized gain (loss)	46,797,780

Net increase (decrease) in net assets resulting from operations	$62,275,711

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003

	Six Months Ended June 30, 2004	Year Ended December 31, 2003

Increase (decrease) in net assets:
Operations:
Net investment income	$15,477,931	$16,388,847
Net realized gain (loss) from investments and foreign currency transactions	25,947,447	(17,131,289)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies, and deferred taxes	20,850,333	296,799,389

Net increase (decrease) in net assets resulting from operations	62,275,711	296,056,947
Distributions to shareholders from net investment income:
Class 1	(9,645,451)	(11,363,488)
Class 2	(8,547,806)	(4,553,762)

Total distributions to shareholders	(18,193,257)	(15,917,250)
Capital share transactions: (Note 2)
Class 1	(34,338,634)	(80,154,599)
Class 2	224,404,204	225,420,705

Total capital share transactions	190,065,570	145,266,106
Net increase (decrease) in net assets	234,148,024	425,405,803
Net assets:
Beginning of period	1,280,997,728	855,591,925

End of period	$1,515,145,752	$1,280,997,728

Undistributed net investment income included in net assets:
End of period	$13,887,617	$16,602,943

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-one separate series (the Funds). Templeton Growth Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities (including restricted securities) will be valued at fair value. All security valuation procedures are approved by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2004, all repurchase agreements held by the Fund had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Foreign Currency Contracts (cont.)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

e. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Deferred Taxes

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	757,194	$8,812,803	1,110,988	$10,553,604
Shares issued in reinvestment of distributions	835,104	9,645,451	1,181,236	11,363,488
Shares redeemed	(4,546,130)	(52,796,888)	(11,030,466)	(102,071,691)

Net increase (decrease)	(2,953,832)	$(34,338,634)	(8,738,242)	$(80,154,599)

Class 2 Shares:
Shares sold	21,623,243	$248,950,067	30,448,582	$289,636,811
Shares issued in reinvestment of distributions	747,186	8,547,806	477,333	4,553,762
Shares redeemed	(2,893,706)	(33,093,669)	(7,334,303)	(68,769,868)

Net increase (decrease)	19,476,723	$224,404,204	23,591,612	$225,420,705

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Global Advisors Ltd. (TGAL)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	First $100 million
.900%	Over $100 million, up to and including $250 million
.800%	Over $250 million, up to and including $500 million
.750%	Over $500 million

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.

Under a subadvisory agreement, TAML, an affiliate of TGAL provides subadvisory services to the Fund and receives from TGAL fees based on the average daily net assets of the Fund.

The Fund reimburses Distributors up to ..25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund’s shares under a Rule 12b-1 plan.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At December 31, 2003, the Fund had tax basis capital losses of $78,798,487 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2010	$52,333,376
2011	26,465,111

$78,798,487

At December 31, 2003, the Fund had deferred currency losses occurring subsequent to October 31, 2003 of $55,449. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

Net investment income (loss) and realized gains (losses) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments	$1,356,030,979

Unrealized appreciation	$217,319,947
Unrealized depreciation	(59,524,654)

Net unrealized appreciation (depreciation)	$157,795,293

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short-term securities) for the period ended June 30, 2004 aggregated $254,719,461 and $98,045,387, respectively.

7. REGULATORY MATTERS

Massachusetts Administrative Proceeding

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the “Company”) claiming violations of the Massachusetts Uniform Securities Act (“Massachusetts Act”) with respect to an alleged arrangement to permit market timing (the “Mass. Proceeding”). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. Securities and Exchange Commission (SEC) Settlement

On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund’s investment manager with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity. The SEC issued an “order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order” (the “Order”). The SEC’s Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

7. REGULATORY MATTERS (cont.)

Under the terms of the SEC’s Order, pursuant to which an affiliate of the Fund’s investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund’s investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund’s investment manager to, among other things, enhance and periodically review compliance policies and procedures.

Other Governmental Investigations

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund’s investment manager and the Fund’s principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as “revenue sharing”). The staff of the California Attorney General’s Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund’s principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

Other Legal Proceedings

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company’s management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Tax Designation (unaudited)

At December 31, 2003, more than 50% of the Templeton Growth Securities Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 15, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a breakdown by country of foreign taxes paid and foreign source income as designated by the Fund, to Class 1 and Class 2 shareholders.

	Class 1		Class 2
Country	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Australia	0.0000	0.0003	0.0000	0.0003
Bermuda	0.0000	0.0025	0.0000	0.0023
Brazil	0.0009	0.0043	0.0009	0.0040
Canada	0.0005	0.0022	0.0005	0.0020
China	0.0000	0.0035	0.0000	0.0032
Finland	0.0007	0.0035	0.0007	0.0032
France	0.0007	0.0039	0.0007	0.0036
Germany	0.0019	0.0087	0.0019	0.0081
Hong Kong	0.0000	0.0095	0.0000	0.0088
India	0.0007	0.0004	0.0007	0.0004
Italy	0.0015	0.0071	0.0015	0.0066
Japan	0.0005	0.0032	0.0005	0.0030
Mexico	0.0000	0.0022	0.0000	0.0020
Netherlands	0.0010	0.0048	0.0010	0.0044
New Zealand	0.0002	0.0009	0.0002	0.0008
Singapore	0.0002	0.0010	0.0002	0.0010
South Korea	0.0021	0.0088	0.0021	0.0081
Spain	0.0013	0.0072	0.0013	0.0066
Sweden	0.0009	0.0043	0.0009	0.0039
Switzerland	0.0009	0.0043	0.0009	0.0040
Taiwan	0.0000	0.0001	0.0000	0.0001
United Kingdom	0.0060	0.0417	0.0060	0.0383

Total	$0.0200	$0.1244	$0.0200	$0.1147

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Credit Suisse First Boston (CSFB) High Yield Index is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market.

Dow Jones Industrial Average (the Dow) is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. The index is capitalization-weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.

J.P. Morgan Emerging Markets Bond Index Global (EMBIG) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

J.P. Morgan Global Government Bond Index (JPM GGBI) tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.

Lehman Brothers Intermediate U.S. Government Bond Index includes securities issued by the U.S. government. These include public obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt. All issues included must have one to ten years to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must be publicly issued, fixed rate, and have at least $250 million par amount outstanding. They must also be dollar denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lipper Multi-Sector Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors, (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 6/30/04, there were 111 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing at least 60% of their portfolio in equity securities. For the six-month period ended 6/30/04, there were 59 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds are defined as funds that invest primarily in U.S. government and agency issues. For the six-month period ended 6/30/04, there were 54 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Current Yield Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds classification in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds are defined as funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the six-month period ended 6/30/04, there were 88 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds classification in the Lipper VIP underlying funds universe. Lipper Income Funds seek a high level of current income by investing in income-producing stocks, bonds and money market instruments. For the six-month period ended 6/30/04, there were 14 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Merrill Lynch 2-, 5- and 10-Year Zero Coupon Bond Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global developed and emerging markets.

Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) Japan Index is market capitalization weighted and measures total returns of equity securities in Japan.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global developed markets.

National Association of Securities Dealers Automated Quotations (NASDAQ) Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.

Nikkei 225 Stock Average is a price-weighted index that measures the performance of 225 leading stocks traded on the Tokyo Stock Exchange.

Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Growth Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is market capitalization weighted and measures performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market.

Russell Midcap Value Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

S&P 500 Electric Utilities Index is market capitalization weighted and includes electric utility stocks in the S&P 500.

S&P/IFCI Composite Index is a market capitalization-weighted index designed to measure the performance of emerging market stocks. It tracks approximately 2,000 securities in countries such as Brazil, Mexico, China and South Korea. Performance represents total return in $US.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Proxy Voting Policies and Procedures

The Fund has established Proxy Voting Policies and Procedures (“Policies”) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission’s website at http://www.sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

PV-1

The Phoenix

Edge

Series Fund

VARIABLE PRODUCTS FUND – SEMIANNUAL REPORT

June 30, 2004

PHOENIX
WEALTH MANAGEMENT®

The Phoenix Edge Series Fund

VARIABLE PRODUCTS FUND – SEMIANNUAL REPORT

June 30, 2004

Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

This report is not authorized for distribution to prospective investors in The Phoenix Edge Series Fund unless preceded or accompanied by any effective Prospectus which includes information concerning charges, Fund’s record and other pertinent information.

MESSAGE FROM THE CHAIRMAN

Dear Shareholder:

Over the last six months, financial services firms continued to respond to regulatory attention that was paid to a few mutual fund companies’ business conduct. In turn, certain industry-wide practices remain under increased scrutiny. Your Fund’s Board of Trustees recognized the seriousness of these issues. As a result, it took action to expand its review of policies and procedures to insure compliance with applicable rules and regulations. Moving forward, the Board will continue to take steps to comply with new legislation and regulation and to assimilate evolving best practices identified by leading industry groups such as the Investment Company Institute1.

I hope that you’ll take time to review the activities and performance information included in this semiannual report for the Phoenix Edge Series Fund. At this time, we believe that the U.S. economy continues to demonstrate clear signs of growth in response to monetary and fiscal stimulus. Gross domestic product grew at a 4.5% rate in the first quarter of 2004, and corporate profits continue to improve. Recent reports on employment have begun to confirm that economic growth is translating into job growth. However, with the strong economy and growth, we feel that fears of accelerating inflation and uncertainty in world political events have put negative pressure on equity and fixed income markets.

All of these indicators point to the fact that now is an opportune time for you to review your investment portfolio with your financial advisor to be sure that your assets are properly allocated to achieve long-term success. Keep in mind that finding the best balance of performance and protection requires discipline and diversification2. Your investment in the Phoenix Edge Series Fund may help you in this effort.

To learn more about your investments and investing, visit Phoenixwm.PHL.com.

Sincerely,

Philip R. McLoughlin

Chairman, Phoenix Edge Series Fund

July 1, 2004

[1]	The Investment Company Institute (ICI) is the national association of the U.S. investment company industry. ICI represents its members and their shareholders on issues of legislation, regulation, taxation, public information, economic and policy research, business operations, and statistics.
[2]	Diversification does not guarantee against a loss, and there is no guarantee that a diversified portfolio will outperform a non-diversified portfolio.

The preceding information is the opinion of the Fund’s Board of Trustees. There is no guarantee that market forecasts discussed will be realized.

THIS PAGE INTENTIONALLY BLANK.

Page
Phoenix-Goodwin Money Market Series	4
Notes to Financial Statements	8

Not FDIC Insured	No Bank Guarantee	May Lose Value

PHOENIX-GOODWIN MONEY MARKET SERIES

SCHEDULE OF INVESTMENTS

JUNE 30, 2004

(Unaudited)

FACE VALUE (000)	DESCRIPTION	INTEREST RATE	MATURITY DATE	VALUE
FEDERAL AGENCY SECURITIES—24.4%
$2,500	Fannie Mae (c) (d)	1.75%	7/28/04	$2,500,000
2,500	Fannie Mae (c) (d)	1.80	8/4/04	2,500,000
2,500	FHLB (c) (d)	1.30	8/4/04	2,500,000
2,500	FHLB (c) (d)	1.47	8/4/04	2,500,000
2,070	FHLB Discount Note	1.16	8/6/04	2,067,599
1,385	Freddie Mac Discount Note (c)	1.22	8/9/04	1,383,169
2,500	Fannie Mae (c)	6.50	8/15/04	2,516,052
2,500	FHLB (c) (d)	2.02	8/18/04	2,500,000
2,500	FHLB (c) (d)	1.40	9/8/04	2,500,000
2,500	FHLB (c) (d)	2.19	9/8/04	2,500,000
3,500	Fannie Mae (c) (d)	1.36	10/7/04	3,500,000
2,500	FHLB (c) (d)	1.50	10/14/04	2,500,000
2,500	FHLB (c)	3.63	10/15/04	2,516,591
2,500	FHLB Discount Note	1.31	11/10/04	2,487,992
2,500	FHLB (c)	1.51	12/8/04	2,500,000
2,500	FHLB (c) (d)	1.60	12/30/04	2,500,000
2,000	FFCB Discount Note (c)	1.30	2/1 /05	1,998,285
3,500	FHLB (c)	1.88	2/15/05	3,513,142
2,000	FFCB (d)	1.30	3/1/05	2,000,000

TOTAL FEDERAL AGENCY SECURITIES				46,982,830

			RESET DATE
FEDERAL AGENCY SECURITIES—VARIABLE(b)—2.4%
101	SBA (Final Maturity 1/25/21)	1.50	7/1/04	100,661
586	SBA (Final Maturity 10/25/22)	1.50	7/1/04	585,523
1,128	SBA (Final Maturity 11/25/21)	1.63	7/1/04	1,126,993
323	SBA (Final Maturity 2/25/23)	1.50	7/1/04	323,292
344	SBA (Final Maturity 2/25/23)	1.50	7/1/04	344,307
672	SBA (Final Maturity 3/25/24)	1.38	7/1/04	672,295
143	SBA (Final Maturity 5/25/21)	1.50	7/1/04	142,791
1,290	SBA (Final Maturity 9/25/23)	1.38	7/1/04	1,289,772

TOTAL FEDERAL AGENCY SECURITIES—VARIABLE				4,585,634

		STANDARD & POOR’S RATING		MATURITY DATE
COMMERCIAL PAPER—69.7%
2,500	ABSC Capital Corp.	A-1	1.15	7/1/04	2,500,000
1,400	Clipper Receivables Co. LLC	A-1	1.50	7/1/04	1,400,000
2,400	Deluxe Corp.	A-2	1.15	7/2/04	2,399,923
2,500	Deluxe Corp.	A-2	1.08	7/6/04	2,499,625
3,500	Household Finance Corp.	A-1	1.07	7/6/04	3,499,480
2,085	Alpine Securitization Corp.	A-1	1.25	7/7/04	2,084,566
1,150	Target Corp.	A-1	1.30	7/7/04	1,149,751
2,900	Deluxe Corp.	A-2	1.15	7/8/04	2,899,351
1,400	Receivables Capital Corp.	A-1+	1.09	7/9/04	1,399,661
2,010	Clipper Receivables Co. LLC	A-1	1.32	7/12/04	2,009,189
1,635	Danske Corp.	A-1+	1.07	7/12/04	1,634,465
2,610	Kimberly-Clark Worldwide, Inc.	A-1+	1.13	7/12/04	2,609,099
1,000	Harley-Davidson Funding Corp.	A-1	1.28	7/13/04	999,573
2,420	UBS Finance Delaware LLC	A-1+	1.08	7/13/04	2,419,129
2,500	Alpine Securitization Corp.	A-1	1.22	7/14/04	2,498,899
2,960	Koch Industries LLC	A-1+	1.18	7/14/04	2,958,739
2,500	CIT Group, Inc.	A-1	1.15	7/15/04	2,498,882
2,750	General Electric Capital Corp.	A-1+	1.13	7/16/04	2,748,705
2,500	Receivables Capital Corp. LLC	A-1+	1.13	7/16/04	2,498,823
1,043	Clipper Receivables Co. LLC	A-1	1.25	7/19/04	1,042,348
3,660	Marsh & McLennan Cos.	A-1+	1.29	7/19/04	3,657,639
1,510	Pfizer, Inc.	A-1+	1.29	7/19/04	1,509,026

See Notes to Financial Statements

PHOENIX-GOODWIN MONEY MARKET SERIES

FACE VALUE (000)	DESCRIPTION	STANDARD & POOR’S RATING	INTEREST RATE	MATURITY DATE	VALUE
COMMERCIAL PAPER—continued
$3,430	Receivables Capital Corp. LLC	A-1+	1.22%	7/19/04	$3,427,908
3,430	Gannett Co.	A-1	1.14	7/20/04	3,427,936
3,000	Household Finance Corp.	A-1	1.20	7/20/04	2,998,100
890	Receivables Capital Corp. LLC	A-1+	1.24	7/20/04	889,417
1,000	Verizon Network Funding Corp.	A-1+	1.15	7/20/04	999,393
2,780	Danske Corp.	A-1+	1.09	7/21/04	2,778,317
1,175	Receivables Capital Corp.	A-1+	1.24	7/21/04	1,174,191
1,800	Verizon Network Funding Corp.	A-1+	1.25	7/21/04	1,798,750
2,500	International Lease Finance Corp.	A-1+	1.20	7/22/04	2,498,250
2,500	Preferred Receivables Funding Corp.	A-1+	1.25	7/22/04	2,498,177
2,375	UBS Finance Delaware LLC	A-1+	1.14	7/22/04	2,373,427
1,015	CAFCO LLC	A-1	1.13	7/23/04	1,014,299
4,486	CAFCO LLC	A-1	1.15	7/23/04	4,482,847
3,000	General Electric Capital Corp.	A-1+	1.20	7/26/04	2,997,500
3,050	Preferred Receivables Funding Corp.	A-1	1.28	7/26/04	3,047,289
2,535	Clipper Receivables Co. LLC	A-1	1.25	7/27/04	2,532,711
1,150	Govco, Inc.	A-1+	1.22	7/28/04	1,148,948
3,000	Preferred Receivables Funding Corp.	A-1+	1.30	7/28/04	2,997,075
600	ABN-AMRO North Amercia Finance, Inc.	A-1+	1.20	7/29/04	599,440
3,815	ABN-AMRO North America Finance, Inc.	A-1+	1.16	7/29/04	3,811,558
400	Den Danske Bank A/S	A-1+	1.25	7/29/04	399,611
3,210	Alpine Securitization Corp.	A-1	1.32	7/30/04	3,206,587
900	Pfizer, Inc.	A-1+	1.29	7/30/04	899,065
5,945	Pfizer, Inc.	A-1+	1.17	8/2/04	5,938,817
2,500	Procter & Gamble Co.	A-1+	1.28	8/3/04	2,497,067
2,300	Govco, Inc.	A-1+	1.25	8/4/04	2,297,285
1,300	CAFCO LLC	A-1+	1.20	8/5/04	1,298,483
1,200	Marsh & McLennan Co.	A-1+	1.29	8/9/04	1,198,323
3,905	Procter & Gamble Co.	A-1+	1.28	8/10/04	3,899,446
1,900	Archer-Daniels-Midland Co.	A-1	1.06	8/17/04	1,897,371
2,400	Govco, Inc.	A-1+	1.17	8/18/04	2,396,256
2,700	Govco, Inc.	A-1+	1.20	8/18/04	2,695,680
605	Dankse Corp.	A-1+	1.32	8/20/04	603,891
2,800	UBS Finance Delaware LLC	A-1+	1.30	9/10/04	2,792,821
1,000	Coca-Cola Co.	A-1	1.40	9/13/04	997,122
2,200	UBS Finance Delaware LLC	A-1+	1.50	9/20/04	2,192,575
2,800	Private Export Funding Corp.	A-1+	1.32	10/7/04	2,789,939

TOTAL COMMERCIAL PAPER					134,412,745

MEDIUM TERM NOTES(c)—3.7%
4,516	Bank of America Corp.	A	7.75	8/15/04	4,551,206
500	Bank of America Corp.	A	7.63	4/15/05	524,607
2,000	Goldman Sachs Group LP Series A 144A(e)	A+	6.63	12/1/04	2,044,756

TOTAL MEDIUM TERM NOTES					7,120,569

TOTAL INVESTMENTS—100.2%
(Identified cost $193,101,778)					193,101,778	(a)
Other assets and liabilities, net—(0.2)%					(417,809)

NET ASSETS—100.0%					$192,683,969

(a)	Federal Income Tax Information: At June 30,2004, the aggregate cost of securities was the same for book and tax purposes.
(b)	Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(c)	The interest rate shown is the coupon rate.
(d)	Callable. The maturity date shown is the call date.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, this security amounted to a value of $2,044,756 or 1.1% of net assets.

See Notes to Financial Statements

7

PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004

(Unaudited)

Assets
Investment securities at value (Identified cost $193,101,778)	$193,101,778
Receivables
Fund shares sold	413,037
Interest	376,056
Investment securities sold	43,748
Prepaid expenses	172

Total assets	193,934,791

Liabilities
Cash overdraft	1,260
Payables
Fund shares repurchased	1,077,118
Investment advisory fee	64,377
Financial agent fee	13,580
Administration fee	12,876
Trustees’ fee	1,039
Accrued expenses	80,572

Total liabilities	1,250,822

Net Assets	$192,683,969

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$192,683,969

Net Assets	$192,683,969

Shares of beneficial interest outstanding, $1 par value, unlimited authorization	19,268,461

Net asset value and offering price per share	$10.00

STATEMENT OF OPERATIONS

Six Months Ended June 30,2004

(Unaudited)

Investment Income
Interest	$1,120,695

Total investment income	1,120,695

Expenses
Investment advisory fee	382,213
Financial agent fee	76,591
Administration fee	76,443
Custodian	19,555
Printing	19,347
Professional	13,401
Trustees	3,241
Miscellaneous	8,566

Total expenses	599,357
Custodian fees paid indirectly	(665)

Net expenses	598,692

Net investment income	$522,003

See Notes to Financial Statements

PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended 6/30/04 (Unaudited)	Year Ended 12/31/03
From Operations
Net investment income (loss)	$522,003	$1,554,957

Increase (decrease) in net assets resulting from operations	522,003	1,554,957

From Distributions to Shareholders
Net investment income	(522,003)	(1,554,957)

Decrease in net assets from distributions to shareholders	(522,003)	(1,554,957)

From Share Transactions
Proceeds from sales of shares (15,734,718 and 44,435,831 shares, respectively)	157,347,175	444,358,309
Net asset value of shares issued from reinvestment of distributions (52,200 and 155,502 shares, respectively)	522,003	1,554,957
Cost of shares repurchased (16,782,924 and 49,902,770 shares, respectively)	(167,829,302)	(499,027,882)

Increase (decrease) in net assets from share transactions	(9,960,124)	(53,114,616)

Net increase (decrease) in net assets	(9,960,124)	(53,114,616)
Net Assets
Beginning of period	202,644,093	255,758,709

End of period	$192,683,969	$202,644,093

FINANCIAL HIGHLIGHTS

(Selected data for a share outstanding throughout the indicated period)

	Six Months Ended 6/30/04 (Unaudited)		Year Ended December 31,
			2003		2002		2001		2000	1999
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00	$10.00
Income from investment operations
Net investment income	0.03		0.07		0.14		0.38		0.59	0.47
Net realized gain	—		—		—		—	(3)	—	—

Total from investment operations	0.03		0.07		0.14		0.38		0.59	0.47

Less distributions
Dividends from net investment income	(0.03)		(0.07)		(0.14)		(0.38)		(0.59)	(0.47)
Distributions from net realized gains	—		—		—		—	(3)	—	—

Total distributions	(0.03)		(0.07)		(0.14)		(0.38)		(0.59)	(0.47)

Net asset value, end of period	$10.00		$10.00		$10.00		$10.00		$10.00	$10.00

Total return	0.28	%(5)	0.68%		1.42%		3.82%		6.03%	4.82%

Ratios/supplemental data:
Net assets, end of period (thousands)	$192,684		$202,644		$255,759		$260,629		$179,968	$235,584
Ratio to average net assets of:
Operating expenses (1)	0.63	%(2)(4)	0.59	%(2)	0.56	%(2)	0.55	%(2)	0.55%	0.55%
Net investment income	0.55	%(4)	0.69%		1.41%		3.63%		5.83%	4.73%

(1)	If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.60%, 0.58% and 0.57% for the periods ended December 31, 2001, 2000 and 1999, respectively.
(2)	The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3)	Amount is less than $0.01.
(4)	Annualized.
(5)	Not annualized.

See Notes to Financial Statements

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2004

(Unaudited)

Note 1—Organization

The Phoenix Edge Series Fund (the “Fund”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is organized with series which are available only to the subaccounts of the Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, and Phoenix Life Separate Accounts B, C and D.

The Fund is comprised of 32 series (each a “series”) each having a distinct investment objective as outlined below:

Fund Name	Investment Objective
Phoenix-Aberdeen International Series (“Aberdeen International”)	High total return consistent with reasonable risk.

Phoenix-AIM Mid-Cap Equity Series (“AIM Mid-Cap Equity”)	Long-term growth of capital.

Phoenix-Alliance/Bernstein Enhanced Index Series (“Alliance/Bernstein Enhanced Index”)	High total return.

Phoenix-Alliance/Bernstein Growth + Value Series (“Alliance/Bernstein Growth + Value”)	Long-term capital growth.

Phoenix-Duff & Phelps Real Estate Securities Series (“Duff & Phelps Real Estate Securities”)	Capital appreciation and income with approximately equal emphasis.

Phoenix-Engemann Capital Growth Series (“Engemann Capital Growth”)	Intermediate and long-term capital appreciation with income as a secondary consideration.

Phoenix-Engemann Small & Mid-Cap Growth Series (“Engemann Small & Mid-Cap Growth”)	Long-term growth of capital.

Phoenix-Goodwin Money Market Series (“Goodwin Money Market”)	As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Phoenix-Goodwin Multi-Sector Fixed Income Series (“Goodwin Multi-Sector Fixed Income”)	Long-term total return.

Phoenix-Goodwin Multi-Sector Short Term Bond Series (“Goodwin Multi-Sector Short Term Bond”)	To provide high current income while attempting to limit changes in the series’ net asset value per share caused by interest rate changes.

Phoenix-Kayne Rising Dividends Series (“Kayne Rising Dividends”)	Long-term capital appreciation with dividend income as a secondary consideration.

Phoenix-Kayne Small-Cap Quality Value Series (“Kayne Small-Cap Quality Value”)	Long-term capital appreciation with dividend income as a secondary consideration.

Phoenix-Lazard International Equity Select Series (“Lazard International Equity Select”)	Long-term capital appreciation.

Phoenix-Lazard Small-Cap Value Series (“Lazard Small-Cap Value”)	Long-term capital appreciation.

Phoenix-Lazard U.S. Multi-Cap Series (“Lazard U.S. Multi-Cap”)	Long-term capital appreciation.

Phoenix-Lord Abbett Bond-Debenture Series (“Lord Abbett Bond-Debenture”)	High current income and long-term capital appreciation to produce a high total return.

Phoenix-Lord Abbett Large-Cap Value Series (“Lord Abbett Large-Cap Value”)	Capital appreciation with income as a secondary consideration.

Phoenix-Lord Abbett Mid-Cap Value Series (“Lord Abbett Mid-Cap Value”)	Capital appreciation.

Phoenix-MFS Investors Growth Stock Series (“MFS Investors Growth Stock”)	Long-term growth of capital and future income rather than current income.

Phoenix-MFS Investors Trust Series (“MFS Investors Trust”)	Long-term growth of capital; secondarily to provide reasonable current income.

Phoenix-MFS Value Series (“MFS Value”)	Capital appreciation and reasonable income.

Phoenix-Northern Dow 30 Series (“Northern Dow 30”)	Track the total return of the Dow Jones Industrial Average(SM) before series expenses.

Phoenix-Northern Nasdaq-100 Index® Series (“Northern Nasdaq-100 Index®”)	Track the total return of the NASDAQ-100 Index® before series expenses.

Phoenix-Oakhurst Growth and Income Series (“Oakhurst Growth and Income”)	Dividend growth, current income and capital appreciation.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2004

(Unaudited)

Fund Name	Investment Objective
Phoenix-Oakhurst Strategic Allocation Series (“Oakhurst Strategic Allocation”)	High total return over an extended period of time consistent with prudent investment risk.

Phoenix-Oakhurst Value Equity Series (“Oakhurst Value Equity”)	Long-term capital appreciation with current income as a secondary consideration.

Phoenix-Sanford Bernstein Global Value Series (“Sanford Bernstein Global Value”)	Long-term capital growth through investment in equity securities of foreign and U.S. companies.

Phoenix-Sanford Bernstein Mid-Cap Value Series (“Sanford Bernstein Mid-Cap Value”)	Long-term capital appreciation with current income as a secondary consideration.

Phoenix-Sanford Bernstein Small-Cap Value Series (“Sanford Bernstein Small-Cap Value”)	Long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued with current income as a secondary consideration.

Phoenix-Seneca Mid-Cap Growth Series (“Seneca Mid-Cap Growth”)	Capital appreciation.

Phoenix-Seneca Strategic Theme Series (“Seneca Strategic Theme”)	Long-term capital appreciation.

Phoenix-State Street Research Small-Cap Growth Series (“State Street Research Small-Cap Growth”)	Long-term capital growth.

Note 2—Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

A.	Security Valuation

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities.

As required, some securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At June 30, 2004, the total value of these securities represented approximately the following percentage of net assets:

Series	Percentage of Net Assets
Goodwin Multi-Sector Short Term Bond	6.2%

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

Goodwin Money Market uses the amortized cost method of security valuation absent extraordinary or unusual market conditions. In the opinion of the Trustees, this represents the fair value of the securities. The Trustees monitor the deviations between the net asset value per share as determined by using available market quotations and its net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. Using this method, the series attempts to maintain a constant net asset value of $10 per share.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2004

(Unaudited)

B.	Security Transactions and Related Income

Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the series is notified. Interest income is recorded on the accrual basis. Each series amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C.	REIT Investments

With respect to Duff & Phelps Real Estate Securities, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actuals are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

D.	Income Taxes

Each series is treated as a separate taxable entity. It is the policy of each series to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, each series intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The series will accrue such taxes and recoveries as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

E.	Distributions to Shareholders

Distributions are recorded by each series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

F.	Foreign Currency Translation

Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The series do not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

G.	Forward Currency Contracts

Certain series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if a counterparty does not perform under the contract.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each series as unrealized gain or loss. When the contract is closed or offset with the same counterparty, the series records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

H.	Futures Contracts

A futures contract is an agreement between two parties to buy and sell a security at a set price on future date. Certain series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the series is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the series as unrealized gains or losses. When the contract is closed, the series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2004

(Unaudited)

At June 30, 2004, the following series had entered into futures contracts as follows:

	Expiration Date	Number of Contracts	Value of Contracts when Opened	Market Value of Contracts	Net Unrealized Appreciation (Depreciation)
Northern Dow 30 Dow Jones Industrial Average Index	September ’04	4	$413,560	$417,200	$3,640
Northern Nasdaq-100 Index® Nasdaq-100 Index	September ’04	25	743,800	760,500	16,750
Sanford Bernstein Global Value FTSE 100 Index	September ’04	2	162,131	162,675	544

I.	Expenses

Expenses incurred by the Fund with respect to any two or more series are allocated in proportion to the net assets of each series, except where allocation of direct expense to each series or an alternative allocation method can be more fairly made.

J.	When-Issued and Delayed Delivery Transactions

Certain series may engage in when-issued or delayed delivery transactions. The series records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K.	Loan Agreements

Certain series may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. A series’ investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the series has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The series generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the series may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the series purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

L.	Repurchase Agreements

A repurchase agreement is a transaction where a series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the series in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

M.	Swap Agreements

Certain series may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A series may enter into interest rate, foreign currency, total return, or credit default swaps. Interest rate and foreign currency swaps involve the exchange by the series with another party of their respective commitments to pay or receive interest or foreign currency, (e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.)

Total return swap agreements involve commitments to pay interest in exchange for a market linked index, based on the notional amount. To the extent the total return of the security or index involved in the transaction exceeds or falls short of the set interest obligation, the series will receive a payment or make a payment to the counterparty.

Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements securities may be set aside as collateral by the series custodian. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2004

(Unaudited)

As a result of a recent FASB Emerging Issues Task Force consensus and subsequent related SEC staff guidance, certain series have reclassified periodic payments made under high yield debt instruments, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the prior year’s statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

Within Goodwin Multi-Sector Fixed Income this reclassification increased net investment income and decreased net realized gains by $34,042 and $109,990, for the periods ended June 30, 2004, and December 31, 2003, respectively, but had no effect on the series net asset value, either in total or per share, or on its total increase (decrease) in net assets from operations during any period.

Within Oakhurst Strategic Allocation this reclassification increased net investment income and decreased net realized gains by $6,270 and $4,649, for the periods ended June 30, 2004, and December 31, 2003, respectively, but had no effect on the series net asset value, either in total or per share, or on its total increase (decrease) in net assets from operations during any period.

N.	Foreign Security Country Determination

A combination of the following criteria is used to assign the countries at risk listed in the Schedule of Investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

Note 3—Investment Advisory Fees and Related Party Transactions

The advisors to the Fund are Phoenix Investment Counsel, Inc. (“PIC”), Phoenix Variable Advisors, Inc. (“PVA”), and Duff & Phelps Investment Management Co. (“DPIM”). As compensation for their services to the Fund, the advisors are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate series listed below:

Series	Advisor	Rate for first $250 million	Rate for next $250 million	Rate for over $500 million
Aberdeen International	PIC	0.75%	0.70%	0.65%
AIM Mid-Cap Equity	PVA	0.85	0.85	0.85
Alliance/Bernstein Enhanced Index	PVA	0.45	0.45	0.45
Alliance/Bernstein Growth + Value	PVA	0.85	0.85	0.85
Engemann Capital Growth	PIC	0.70	0.65	0.60
Engemann Small & Mid-Cap Growth	PIC	0.90	0.90	0.90
Goodwin Money Market	PIC	0.40	0.35	0.30
Goodwin Multi-Sector Fixed Income	PIC	0.50	0.45	0.40
Goodwin Multi-Sector Short Term Bond	PIC	0.50 (1)	0.45 (1)	0.40 (1)
Kayne Rising Dividends	PIC	0.70	0.70	0.70
Kayne Small-Cap Quality Value	PIC	0.90	0.90	0.90
Lazard International Equity Select	PVA	0.90	0.90	0.90
Lazard Small-Cap Value	PVA	0.90	0.90	0.90
Lazard U.S. Multi-Cap	PVA	0.80	0.80	0.80
Lord Abbett Bond-Debenture	PVA	0.75	0.75	0.75
Lord Abbett Large-Cap Value	PVA	0.75	0.75	0.75
Lord Abbett Mid-Cap Value	PVA	0.85	0.85	0.85
MFS Investors Growth Stock	PVA	0.75	0.75	0.75
MFS Investors Trust	PVA	0.75	0.75	0.75
MFS Value	PVA	0.75	0.75	0.75
Northern Dow 30	PVA	0.35	0.35	0.35
Northern Nasdaq-100 Index®	PVA	0.35	0.35	0.35
Oakhurst Growth and Income	PIC	0.70	0.65	0.60
Oakhurst Strategic Allocation	PIC	0.60	0.55	0.50
Oakhurst Value Equity	PIC	0.70	0.65	0.60
Sanford Bernstein Global Value	PVA	0.90	0.90	0.90
Sanford Bernstein Mid-Cap Value	PVA	1.05	1.05	1.05
Sanford Bernstein Small-Cap Value	PVA	1.05	1.05	1.05
Seneca Mid-Cap Growth	PIC	0.80	0.80	0.80
Seneca Strategic Theme	PIC	0.75	0.70	0.65
State Street Research Small-Cap Growth	PVA	0.85	0.85	0.85

		Rate for first $1 Billion	Rate for next $1 Billion	Rate for over $2 Billion
Duff & Phelps Real Estate Securities	DPIM	0.75%	0.70%	0.65%

(1)	Effective June 2, 2003, the advisor voluntarily waived its entire management fee of 0.50% for Goodwin Multi-Sector Short Term Bond through May 31, 2004. The waiver is now terminated.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30,2004

(Unaudited)

Pursuant to a subadvisory agreement with the Fund, certain advisors delegate certain investment decisions and research functions with respect to the following series to the subadvisor indicated, for which each is paid a fee by the respective advisor.

Series	Subadvisor
Aberdeen International	Aberdeen Asset Management Inc.
AIM Mid-Cap Equity	AIM Capital Management, Inc. (“AIM”)
Alliance/Bernstein Enhanced Index	Alliance Capital Management L.P. (“Alliance”)
Alliance/Bernstein Growth + Value	Alliance Capital Management L.P. (“Alliance”)
Engemann Capital Growth	Engemann Asset Management (“Engemann”)
Engemann Small & Mid-Cap Growth	Engemann Asset Management (“Engemann”)
Kayne Rising Dividends	Kayne Anderson Rudnick Investment Management, LLC (“Kayne”)
Kayne Small-Cap Quality Value	Kayne Anderson Rudnick Investment Management, LLC (“Kayne”)
Lazard International Equity Select	Lazard Asset Management LLC (“Lazard”)
Lazard Small-Cap Value	Lazard Asset Management LLC (“Lazard”)
Lazard U.S.Multi-Cap	Lazard Asset Management LLC (“Lazard”)
Lord Abbett Bond-Debenture	Lord, Abbett & Co. LLC (“Lord Abbett”)
Lord Abbett Large-Cap Value	Lord, Abbett & Co. LLC (“Lord Abbett”)
Lord Abbett Mid-Cap Value	Lord, Abbett & Co. LLC (“Lord Abbett”)
MFS Investors Growth Stock	Massachusetts Financial Services Company, Inc. (“MFS”)
MFS Investors Trust	Massachusetts Financial Services Company, Inc. (“MFS”)
MFS Value	Massachusetts Financial Services Company, Inc. (“MFS”)
Northern Dow 30	Northern Trust Investments, N.A. (“Northern”)
Northern Nasdaq-100 Index®	Northern Trust Investments, N.A. (“Northern”)
Sanford Bernstein Global Value	Alliance Capital Management L.P. (“Alliance”)
Sanford Bernstein Mid-Cap Value	Alliance Capital Management L.P. (“Alliance”)
Sanford Bernstein Small Cap Value	Alliance Capital Management L.P. (“Alliance”)
Seneca Mid-Cap Growth	Seneca Capital Management LLC (“Seneca”)
Seneca Strategic Theme	Seneca Capital Management LLC (“Seneca”)
State Street Research Small-Cap Growth	State Street Research & Management Company (“State Street”)

PIC and PVA employ subadvisors to furnish portfolio management services to the series, subject to Investment Subadvisory Agreements, the terms of which are described below.

PIC is an indirect wholly owned subsidiary of Phoenix Investment Partners, Ltd. DPIM is a subsidiary of Phoenix Investment Partners, Ltd. Engemann Asset Management is a wholly owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. A majority of the equity interest of Kayne Anderson Rudnick Investment Management, LLC and Seneca Capital Management LLC are owned by Phoenix Investment Partners, Ltd. Phoenix Investment Partners, Ltd. in turn is an indirect wholly owned subsidiary of The Phoenix Companies, Inc. (“PNX”).

PIC has engaged Aberdeen as a subadvisor to Aberdeen International. Aberdeen provides the day-to-day portfolio management for this series. For implementing certain portfolio transactions and providing other services to this series, PIC pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of this series of 0.375% on the first $250 million, 0.35% of such value between $250 million to $500 million and 0.325% of such value in excess of $500 million. Aberdeen is a wholly owned subsidiary of Aberdeen Asset Management PLC, of which PNX owns approximately 15%.

Pursuant to a subadvisory agreement between PVA and AIM, AIM is the subadvisor and furnishes portfolio management services to AIM Mid-Cap Equity. For the services provided, PVA pays a monthly fee to AIM based on an annual percentage of 0.50% of the average daily net assets of this series.

Pursuant to a subadvisory agreement between PVA and Alliance, Alliance is the subadvisor and furnishes portfolio management services to Alliance/Bernstein Enhanced Index and Alliance/Bernstein Growth + Value. Alliance will manage the portion of these series’ assets invested in value stocks through its Bernstein Investment Research and Management unit (the “Bernstein Unit”). PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of these series as follows:

Series	Rate For First $50 Million	Rate For Next $150 Million	Rate For over $200 Million
Alliance/Bernstein Enhanced Index	0.225%	0.180%	0.135%

	Rate For First $20 Million	Rate For Next $20 Million	Rate For Next $20 Million	Rate for Next $40 Million	Rate for over $100 Million
Alliance/Bernstein Growth + Value	0.90%	0.75%	0.60%	0.40%	0.30%

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2004

(Unaudited)

Pursuant to subadvisory agreements between PVA and Alliance, Alliance, through its Bernstein Unit, is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Sanford Bernstein Global Value, Sanford Bernstein Mid-Cap Value and Sanford Bernstein Small-Cap Value Series. For the services provided, PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of these series as follows:

Series	Rate For First $25 Million	Rate For Next $25 Million	Rate For Next $25 Million	Rate for Next $100 Million	Rate for over $175 Million
Sanford Bernstein Global Value(1)	0.65%	0.50%	0.45%	0.40%	0.30%
Sanford Bernstein Mid-Cap Value(1)	0.80	0.60	0.60	0.60	0.60

	Rate For First $10 Million	Rate For Next $10 Million	Rate For over $20 Million
Sanford Bernstein Small-Cap Value(1)	1.00%	0.875%	0.75%

(1)	The series are subadvised by the Bernstein Unit which receives a 10% reduction in subadvisory fees from PVA for all or a portion of these series’ assets when certain assets of the series exceed $10 million. A 10% reduction in fees is based upon the aggregate fees for Sanford Bernstein Global Value and Sanford Bernstein Small-Cap Value. As of June 30, 2004, the reduction is for Sanford Bernstein Global Value and Sanford Bernstein Small-Cap Value. PVA retains this difference.

Pursuant to subadvisory agreements between PIC and Engemann with respect to Engemann Capital Growth and Engemann Small & Mid-Cap Growth, Engemann is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to these series. For the services provided, PIC pays a monthly fee to Engemann for Engemann Capital Growth based on an annual percentage of the average daily net assets of 0.10% up to $3 billion and 0.30% of such value in excess of $3 billion; and for Engemann Small & Mid-Cap Growth based on an annual percentage of the average daily net assets of 0.45%.

Pursuant to a subadvisory agreement between PIC and Kayne, Kayne is the subadvisor and furnishes portfolio management services to Kayne Rising Dividends and Kayne Small-Cap Quality Value. For the services provided, PIC pays a monthly fee to Kayne for Kayne Rising Dividends based on an annual percentage of the average daily net assets of 0.30% up to $800 million and 0.25% of such value in excess of $800 million; and for Kayne Small-Cap Quality Value based on an annual percentage of the average daily net assets of 0.50% up to $200 million and 0.45% of such value in excess of $200 million.

Pursuant to a subadvisory agreement between PVA and Lazard, Lazard is the subadvisor and furnishes portfolio management services to Lazard International Equity Select, Lazard Small-Cap Value and Lazard U.S. Multi-Cap. For the services provided, PVA pays a monthly fee to Lazard for Lazard International Equity Select based on an annual percentage of the average daily net assets of 0.45% up to $500 million and 0.40% of such value in excess of $500 million; for Lazard Small-Cap Value based on an annual percentage of the average daily net assets of 0.55% up to $250 million, 0.50% of such value between $250 million and $500 million and 0.45% of such value in excess of $500 million; and for Lazard U.S. Multi-Cap based on an annual percentage of the average daily net assets of 0.38% up to $250 million and 0.35% of such value in excess of $250 million.

Pursuant to a subadvisory agreement between PVA and Lord Abbett, Lord Abbett is the subadvisor and furnishes portfolio management services to Lord Abbett Bond-Debenture, Lord Abbett Large-Cap Value and Lord Abbett Mid-Cap Value. For the services provided, PVA pays a monthly fee to Lord Abbett for Lord Abbett Bond-Debenture based on an annual percentage of average daily net assets of 0.35% up to $250 million, 0.30% of such value between $250 million and $1 billion and 0.25% of such value in excess of $1 billion; for Lord Abbett Large-Cap Value based on an annual percentage of the average daily net assets of 0.35% up to $600 million, 0.30% of such value between $600 million and $1.2 billion and 0.25% of such value in excess of $1.2 billion; and for Lord Abbett Mid-Cap Value based on an annual percentage of the average daily net assets of 0.45% up to $200 million, 0.40% of such value between $200 million and $500 million and 0.375% of such value in excess of $500 million. Lord Abbett had voluntarily agreed to waive 0.05% of the subadvisory fee for Lord Abbett Mid-Cap Value received from PVA on the first $200 million through February 9, 2004. PVA retained this difference.

Pursuant to a subadvisory agreement between PVA and MFS, MFS is the subadvisor and furnishes portfolio management services to the MFS Investors Growth Stock, MFS Investors Trust, and MFS Value. For the services provided, PVA pays a monthly fee to MFS based on an annual percentage of the combined average daily net assets of all three of these series of 0.375% up to $500 million, 0.35% on such value between $500 million and $900 million, 0.325% on such value between $900 million and $1.5 billion and 0.25% on such value in excess of $1.5 billion.

Pursuant to a subadvisory agreement between PVA and Northern, Northern is the subadvisor and provides portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Northern Trust Dow 30 and Northern Nasdaq-100 Index®. For the services provided, PVA pays a monthly fee to Northern based on an annual percentage of 0.10% of the average daily net assets of each of these series, with a minimum annual fee for each series of $100,000.

Pursuant to a subadvisory agreement between the Fund, PIC and Seneca with respect to Seneca Mid-Cap Growth, and pursuant to a subadvisory agreement between PIC and Seneca with respect to Seneca Strategic Theme, Seneca is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to Seneca Mid-Cap Growth and Seneca Strategic Theme. For the services provided, PIC pays a monthly fee to Seneca for Seneca Mid-Cap Growth based on an annual percentage of the average daily net assets of 0.40%; and for Seneca Strategic Theme based on an annual percentage of the average daily net assets of 0.10% up to $201 million, 0.375% of such value between $201 million and $1 billion, 0.35% of such value between $1 billion and $2 billion and 0.325% on such value in excess of $2 billion.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2004

(Unaudited)

Pursuant to a subadvisory agreement between PVA and State Street, State Street is the subadvisor and furnishes portfolio management services to State Street Research Small-Cap Growth. For the services provided, PVA pays a monthly fee to State Street based on an annual percentage of 0.45% the average daily net assets of this series.

The advisors have agreed to reimburse the Fund for certain operating expenses (excluding management fees, interest, taxes, brokerage fees and commissions) for all series. For the six months ended June 30, 2004, the portion of these expenses to be paid by each series is listed in the following table. All expense reimbursement arrangements may be discontinued at any time.

The advisors will not seek to recapture any prior years waived investment advisory fees.

Series	Maximum Operating Expense
Aberdeen International	0.40%
AIM Mid-Cap Equity	0.25
Alliance/Bernstein Enhanced Index	0.20
Alliance/Bernstein Growth + Value	0.25
Duff & Phelps Real Estate Securities	0.35
Engemann Capital Growth	0.25
Engemann Small & Mid-Cap Growth	0.35
Goodwin Money Market	0.25
Goodwin Multi-Sector Fixed Income	0.25
Goodwin Multi-Sector Short Term Bond	0.20
Kayne Rising Dividends	0.15
Kayne Small-Cap Quality Value	0.15
Lazard International Equity Select	0.15
Lazard Small-Cap Value	0.15
Lazard U.S. Multi-Cap	0.15
Lord Abbett Bond-Debenture	0.15
Lord Abbett Large-Cap Value	0.15
Lord Abbett Mid-Cap Value	0.15
MFS Investors Growth Stock	0.25
MFS Investors Trust	0.25
MFS Value	0.25
Northern Dow 30	0.25
Northern Nasdaq-100 Index®	0.25
Oakhurst Growth & Income	0.25
Oakhurst Strategic Allocation	0.25
Oakhurst Value Equity	0.25
Sanford Bernstein Global Value	0.25
Sanford Bernstein Mid-Cap Value	0.25
Sanford Bernstein Small-Cap Value	0.25
Seneca Mid-Cap Growth	0.35
Seneca Strategic Theme	0.35
State Street Research Small-Cap Growth	0.15

As Financial Agent to the Fund and to each series, Phoenix Equity Planning Corporation (“PEPCO”), an indirect majority-owned subsidiary of PNX, receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide tax services and oversight of the performance of PFPC Inc. (subagent to PEPCO) plus (2) the documented cost of fund accounting and related services provided by PFPC Inc. The fee schedule of PFPC Inc. ranges from 0.065% to 0.03% of the average daily net asset values of each series. Certain minimum fees may apply. For the period ended June 30, 2004, the Fund paid PEPCO financial agent fees totaling $1,388,384.

Pursuant to an Administration Agreement, Phoenix Life Insurance Company (“PLIC”), an indirect wholly-owned subsidiary of PNX, receives a service fee at the annual rate of 0.08% of the average daily net assets of each series for providing certain stock transfer and accounting services for each series. For the period ended June 30, 2004, the Fund paid PLIC $1,115,475.

For the period ended June 30, 2004, the Fund paid PXP Securities Corp., a wholly owned subsidiary of PNX, brokerage commissions in connection with portfolio transactions effected on behalf of it as follows:

Commissions paid to PXP Securities Corp.
Seneca Strategic Theme	$24,398

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2004

(Unaudited)

At June 30, 2004, PNX and affiliates held shares in the Fund which had the following aggregate value:

AIM Mid-Cap Equity	$3,822,606
Alliance/Bernstein Growth & Value	2,521,762
Kayne Rising Dividends	586,058
Kayne Small-Cap Quality Value	649,383
Lazard International Equity Select	1,235,490
Lazard Small-Cap Value	4,225,518
Lazard U.S. Multi-Cap	2,756,968
Lord Abbett Bond-Debenture	2,459,178
Lord Abbett Mid-Cap Value	1,330,423
MFS Investors Growth Stock	6,006,265
MFS Investors Trust	2,998,905
Northern Nasdaq-100 Index®	1,929,535
Sanford Bernstein Global Value	7,666,211
State Street Research Small-Cap Growth	2,346,181

Note 4—Purchases and Sales of Securities

Purchases and sales of securities during the period ended June 30, 2004, (excluding U.S. Government securities, short-term securities, futures contracts, swaps and forward currency contracts) aggregated to the following:

	Purchases	Sales
Aberdeen International	$42,609,974	$49,835,418
AIM Mid-Cap Equity	6,179,481	3,489,505
Alliance/Bernstein Enhanced Index	17,153,982	12,273,631
Alliance/Bernstein Growth + Value	3,126,637	1,237,603
Duff & Phelps Real Estate Securities	18,146,987	17,976,392
Engemann Capital Growth	206,097,226	252,583,286
Engemann Small & Mid-Cap Growth	9,771,939	7,530,540
Goodwin Money Market	533,360	—
Goodwin Multi-Sector Fixed Income	119,910,303	114,129,720
Goodwin Multi-Sector Short Term Bond	18,257,364	12,877,480
Kayne Rising Dividends	6,128,718	1,677,615
Kayne Small-Cap Quality Value	1,496,033	371,170
Lazard International Equity Select	20,158,589	2,174,460
Lazard Small-Cap Value	7,915,488	5,639,054
Lazard U.S. Multi-Cap	4,250,238	2,374,207
Lord Abbett Bond-Debenture	8,641,494	3,725,835
Lord Abbett Large-Cap Value	27,663,452	6,017,121
Lord Abbett Mid-Cap Value	5,883,773	1,183,106
MFS Investors Growth Stock	52,882,809	52,917,966
MFS Investors Trust	4,775,213	4,555,138
MFS Value	10,176,831	6,595,582
Northern Dow 30	12,814,707	10,024,089
Northern Nasdaq-100 Index®	5,870,840	2,556,880
Oakhurst Growth and Income	40,946,325	33,106,093
Oakhurst Strategic Allocation	147,403,501	185,349,336
Oakhurst Value Equity	44,856,340	46,179,677
Sanford Bernstein Global Value	5,253,519	2,787,450
Sanford Bernstein Mid-Cap Value	26,094,167	20,981,351
Sanford Bernstein Small-Cap Value	18,613,941	14,007,927
Seneca Mid-Cap Growth	77,879,008	79,629,404
Seneca Strategic Theme	101,085,984	107,606,304
State Street Research Small-Cap Growth	20,455,474	14,576,785

Purchases and sales of long-term U.S. Government securities during the period ended June 30, 2004, aggregated the following:

	Purchases	Sales
Goodwin Multi-Sector Fixed Income	$13,057,425	$8,606,795
Goodwin Multi-Sector Short Term Bond	2,002,599	1,242,316
Lord Abbett Bond-Debenture	566,328	129,240
Oakhurst Strategic Allocation	21,323,940	9,511,572

Note 5—Credit Risk and Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a series’ ability to repatriate such amounts.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2004

(Unaudited)

Certain series may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a series, positive or negative, than if a series did not concentrate its investments in such sectors.

High yield/high risk debt securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

Note 6—Illiquid and Restricted Securities

Investments shall be considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the series. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the series’ Schedule of Investments where applicable.

Restricted securities are investments in securities not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.

At June 30, 2004, the Fund held the following restricted securities:

Goodwin Multi-Sector Fixed Income	Acquisition Date	Acquisition Cost	% of Net Assets
Candscent Technologies Corp. Cv 144A 8% 5/1/03	3/6/00	$40,000	0.0%

Oakhurst Strategic Allocation
ITW Cupids Financial Trust I 144A 6.55%, 12/31/11	4/18/02	1,996,980	0.5

At the end of the period, the value of restricted securities amounted to $2,131,550 or 0.5% of net assets.

Each series will bear any costs, including those involved in registration under securities Act of 1933, in connection with the disposition of restricted securities.

Note 7—Federal Income Tax Information

The following series have capital loss carryovers which may be used to offset future capital gains.

	Expiration Year
	2005	2006	2007	2008	2009	2010	2011	Total
Aberdeen International	$1,280,431	$—	$—	$295,786	$26,725,829	$21,729,527	$19,740,631	$69,772,204
AIM Mid-Cap Equity	—	—	—	—	—	41,525	—	41,525
Alliance/Bernstein Enhanced Index	—	—	—	—	5,915,199	15,534,573	7,723,071	29,172,843
Alliance/Bernstein Growth + Value	—	—	—	—	—	462,448	303,453	765,901
Engemann Capital Growth	30,157	590,466	5,141,805	11,718,126	287,550,532	73,263,809	5,973,373	384,268,268
Engemann Small & Mid-Cap Growth	—	—	—	302,334	1,838,456	4,227,881	744,060	7,112,731
Goodwin Multi-Sector Fixed Income	—	—	5,353,161	6,659,630	4,980,791	7,850,329	—	24,843,911
Goodwin Multi-Sector Short Term Bond	—	—	—	—	—	—	18,992	18,992
MFS Investors Growth Stock	—	—	574,679	6,196,948	18,423,160	18,330,727	11,077,954	54,603,468
MFS Investors Trust	—	—	—	—	—	326,812	6,486	333,298
MFS Value	—	—	—	—	—	159,310	—	159,310
Northern Dow 30	—	—	—	—	—	537,400	—	537,400
Northern Nasdaq-100 Index®	—	—	—	35,822	775,525	542,317	931,918	2,285,582
Oakhurst Growth and Income	—	—	—	—	3,195,522	11,717,280	5,419,237	20,332,039
Oakhurst Strategic Allocation	—	—	—	—	5,639,688	13,194,113	—	18,833,801
Oakhurst Value Equity	—	—	—	—	—	16,820,901	—	16,820,901
Sanford Bernstein Global Value	—	—	—	—	—	441,697	174,094	615,791
Seneca Mid-Cap Growth	—	—	—	—	20,367,702	16,035,347	—	36,403,049
Seneca Strategic Theme	—	—	—	—	73,480,758	27,319,632	—	100,800,390

Included in the Aberdeen International amounts are $2,547,074, which were acquired in connection with the merger of the Aberdeen New Asia Series on February 7, 2003.

Included in the Engemann Capital Growth’s amounts are $23,491,846, which were acquired in connection with the merger of the Engemann Nifty Fifty Series on April 5, 2002.

Included in the MFS Investors Growth Stock’s amounts (formerly Janus Growth Series) are $4,002, 162;$ 3,586,175; and $974,489, respectively, which were acquired in connection with the mergers of the Janus Core Equity Series on March 22, 2002; Van Kampen Focus Equity Series on February 14, 2003; and MFS Investors Growth Stock Series on February 14, 2003.

A series may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers.

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2004

(Unaudited)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

Note 8—Mergers

On April 16, 2004, Goodwin Multi-Sector Fixed Income acquired all of the net assets of Janus Flexible Income pursuant to an Agreement and Plan of Reorganization approved by Janus Flexible Income shareholders on April 14, 2004. The acquisition was accomplished by a tax-free exchange of 5,476,476 shares of Goodwin Multi-Sector Fixed Income valued at $50,639,637 for 4,789,637 shares of Janus Flexible Income outstanding on April 16,2004. Janus Flexible Income’s net assets on that date of 50,639,637 including $661,921 of net unrealized appreciation were combined with those of Goodwin Multi-Sector Fixed Income. The aggregate net assets of Goodwin Multi-Sector Fixed Income immediately after the merger were $256,054,804.

On February 7, 2003, Aberdeen International acquired all of the net assets of Aberdeen New Asia pursuant to an Agreement and Plan of Reorganization approved by Aberdeen New Asia shareholders on January 7, 2003. The acquisition was accomplished by a tax-free exchange of 1,885,115 shares of Aberdeen International valued at $14,391,123 for 1,913,078 shares of Aberdeen New Asia outstanding on February 7, 2003. Aberdeen New Asia’s net assets on that date of $14,391,123, including $618,515 of net unrealized depreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $116,991,498.

On February 14, 2003, Janus Growth acquired all of the net assets of MFS Investors Growth Stock (“Growth Stock”) and Van Kampen Focus Equity (“Focus Equity”) pursuant to an Agreement and Plan of Reorganization approved by Growth Stock and Focus Equity shareholders on February 14, 2003. The acquisition was accomplished by a tax-free exchange of 2,496,714 shares of Janus Growth outstanding on February 14, 2003 for 782,923 shares of Growth Stock valued at $5,807,615 and 1,169,922 shares of Focus Equity valued at $6,179,826. Growth Stock’s net assets of $5,807,615, including $135,964 of net unrealized depreciation and Focus Equity’s net assets of $6,179,826, including $380,781 of net unrealized depreciation were combined with those of Janus Growth. The aggregate net assets of Janus Growth immediately after the merger were $63,057,943. Immediately following the merger, Janus Growth was renamed MFS Investors Growth Stock. Immediately prior to the Special Meeting of Shareholders, Phoenix Variable Advisors, Inc. (“PVA”), as authorized pursuant to an exemptive order from the Securities and Exchange Commission, replaced Janus Capital Management LLC with MFS Investment Management (“MFS”) as subadvisor to the series. PVA and MFS have also agreed that they would serve as advisor and subadvisor, respectively, to the series for the same management fees as currently charged to the former Phoenix-MFS Investors Growth Stock Series. Accordingly, the annual expenses and expense cap reimbursements for the series are the same as those of the former Phoenix-MFS Investors Growth Stock Series. MFS is going to manage the series in a manner comparable with the former Phoenix-MFS Investors Growth Stock Series. As part of the reorganizations, the series has been renamed Phoenix-MFS Investors Growth Stock Series.

Note 9—Manager of Managers

The Fund and PVA have received an exemptive order from the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the Fund’s Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the Fund. The Fund and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

Note 10—Mixed and Shared Funding

Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company. Shares of the Fund may be offered to separate accounts of other insurance companies in the future.

The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund’s Trustees currently do not foresee any such differences or disadvantages at this time. However, the Fund’s Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund or shares of another fund may be substituted.

Note 11—Proposed Reorganization

On May 11, 2004, The Board of Trustees of the Fund approved a Plan of Reorganization to merge five series of the Fund into other existing series of the Fund. Each discontinued series will be merged into a corresponding series as follows:

Discontinued Series	Surviving Series
Alliance/Bernstein Growth + Value	Oakhurst Growth and Income
MFS Investors Trust	Oakhurst Growth and Income
MFS Value	Oakhurst Value Equity
Lazard U.S. Multi-Cap	Engemann Capital Growth
Sanford Bernstein Global Value	Aberdeen International

THE PHOENIX EDGE SERIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2004

(Unaudited)

If the shareholders approve the Plan of Reorganization each discontinued series will transfer substantially all of its assets and liabilities to the corresponding surviving series. In exchange, shareholders of the discontinued series will receive a proportional number of shares in the surviving series. The shareholders of each discontinued series must approve the Plan of Reorganization before any transaction can take place. The next meeting of the shareholders of series listed under the discontinued series heading shown above will be held on September 14, 2004, at which time, these matters will be submitted for a shareholder vote.

At its regular meeting in May 2004, the board approved other mergers and substitutions that are currently under further review.

Note 12—Other

Effective December 4, 2003, the name of the subadvisor of Aberdeen International changed to Aberdeen Asset Management Inc. from Aberdeen Fund Managers, Inc.

The Board of Trustees of the Fund has approved a name change for the Phoenix-Engemann Small & Mid-Cap Growth Series to Phoenix-Engemann Small-Cap Growth Series. This series’ investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series will not be affected as a result of this change. This change will be effective July 30, 2004.

Note 13—Proxy Voting Procedures

The advisers and subadvisors vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 800-541-0171. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

THE PHOENIX EDGE SERIES FUND

RESULTS OF SHAREHOLDER MEETING

(Unaudited)

A special meeting of Shareholders of Phoenix-Janus Flexible Income Series, a Series of The Phoenix Edge Series Fund was held on April 14, 2004 for the following purpose:

1.	To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated April 14, 2004 and the transactions it contemplates, including (a) the transfer of the assets of the Phoenix-Janus Flexible Income Series ( the “Merging Series”) to the Phoenix-Goodwin Multi-Sector Fixed Income Series (the “Surviving Series”), another series of The Phoenix Edge Series Fund in exchange solely for the shares of the Surviving Series and the assumption by the Surviving Series of all known liabilities of the Merging Series and (b) the distribution of the shares of the Surviving Series so received to shareholders of the Merging Series in complete liquidation of the Merging Series.

On the record date of February 25, 2004, there were 4,550,610 shares outstanding. Of the shares outstanding, 1,140,052 shares or 25. 1%, were voted by policyholders and contractowners. Since Phoenix echo votes its record date shares in the same proportion as the voted shares received from policyholders and contractowners, effectively 100% of the outstanding shares were voted.

	NUMBER OF VOTES
	For	Against	Abstain
1. Approve Agreement and Plan of Reorganization	986,562	38,600	114,890

FUND MANAGEMENT

(Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 541-0171.

Name, Address, Date of Birth and Position(s) with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships Held by Trustee
DISINTERESTED TRUSTEES
Frank M. Ellmer, CPA c/o The Phoenix Edge Series Fund 101 Munson Street Greenfield, MA 01301 DOB: 4/11/40 Trustee	Served since 1999	Currently retired.	32	None

John A. Fabian c/o The Phoenix Edge Series Fund 101 Munson Street Greenfield, MA 01301 DOB: 2/5/34 Trustee	Served since 1999	Currently retired.	32	None

Roger A. Gelfenbien c/o The Phoenix Edge Series Fund 101 Munson Street Greenfield, MA 01301 DOB: 5/14/43 Trustee	Served since 2000	Currently retired. Previously Consultant, Accenture (1978-1999).	32	Director, Webster Bank (4/2003 present). Director, USAllianz Variable Insurance Product Trust, 23 funds (1999 present). Chairman Board of Trustees at The University of Connecticut (1997-2003).

Eunice S. Groark c/o The Phoenix Edge Series Fund 101 Munson Street Greenfield, MA 01301 DOB: 2/1/38 Trustee	Served since 1999	Self-employed. Previously Visiting Professor in Government, Wesleyan University (1997-1999); Columnist, Journal-Inquirer (1995-2000).	32	Director, Peoples’ Bank (1995-present).

Frank E. Grzelecki c/o The Phoenix Edge Series Fund 101 Munson Street Greenfield, MA 01301 DOB: 6/19/37 Trustee	Served since 2000	Currently retired. Previously Managing Director, Saugatuck Associates, Inc.(1999-2000).	32	Director, Barnes Group, Inc.

John R. Mallin c/o The Phoenix Edge Series Fund 101 Munson Street Greenfield, MA 01301 DOB: 7/28/50 Trustee	Served since 1999	Principal/Attorney McCarter & English, LLP (2003-present); Principal/Attorney, Cummings & Lockwood, LLC (1996-2003).	32	None

FUND MANAGEMENT

(Unaudited)

Name, Address, Date of Birth and Position(s) with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
INTERESTED TRUSTEES
Philip R. McLoughlin 56 Prospect Street Hartford, CT 06115-0480 DOB: 10/23/46 Trustee/Chairman/President	Served since 2003.	Consultant, Phoenix Investment Partners Ltd. (2002-present). Director, PXRE Corporation (Delaware) (1985-present), World Trust Fund (1991-present). Chairman (1997-2002), Director (1995-2002), Vice Chairman (1995-1997) and Chief Executive Officer (1995-2002), Phoenix Investment Partners, Ltd. Director and Executive Vice President, The Phoenix Companies, Inc. (2000-2002). Director (1994-2002) and Executive Vice President, Investments (1987-2002), Phoenix Life Insurance Company. Director (1983-2002) and Chairman (1995-2002), Phoenix Investment Counsel, Inc. Director (1982-2002) and President (1990-2000), Phoenix Equity Planning Corporation. Chairman and President, Phoenix/Zweig Advisers LLC (2001-2002). Director (2001-2002) and President (April 2002-September 2002), Phoenix Investment Management Company. Director and Executive Vice President, Phoenix Life and Annuity Company (1996-2002). Director (1995-2000) and Executive Vice President (1994-2002), PHL Variable Insurance Company. Director, Phoenix National Trust Holding Company (2001-2002). Director (1985-2002) and Vice President (1986-2002), PM Holdings, Inc. Director, W.S.Griffith Associates, Inc. (1995-2002). Director (1992-2002) and President (1993-1994), W.S.Griffith Securities, Inc.	71	None

Philip K. Polkinghorn One American Row Hartford, CT 06102 DOB: 7/29/57 Trustee/Executive Vice President	Served since 2004.	Executive Vice President, The Phoenix Companies, Inc. (March 2004-present). Vice President, Sun Life Financial Company (2001-2004). President, Keyport Life (1998-2001).	32	None

FUND MANAGEMENT

(Unaudited)

Name, Address, Date of Birth and Position(s) with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS WHO ARE NOT TRUSTEES
Gina C. O’Connell One American Row Hartford, CT 06102 DOB: 10/17/62 Senior Vice President	Served since 2004.	Senior Vice President, Life and Annuity Operations (2001-present), the Phoenix Companies, Inc.; Senior Vice President, Life and Annuity Operations (2001-present), Vice President, various marketing and product development departments (1998-2001), Phoenix Life Insurance Company.

Nancy G. Curtiss 56 Prospect Street Hartford, CT 06115 DOB: 11/24/52 Vice President, Treasurer and Principal Accounting Officer	Treasurer, served since 1994; Vice President, served since 2000.	Vice President, Fund Accounting (1994-2000), Treasurer (1996-2000), Assistant Treasurer (2001-2003),Vice President, Operations (2003-present), Phoenix Equity Planning Corporation. Treasurer, Phoenix Fund Complex (1994-present).

Doreen A. Bonner One American Row Hartford, CT 06102 DOB: 2/21/56 Vice President and Compliance Officer	Served since 1999.	Vice President and Compliance Officer, Phoenix Variable Advisors, Inc. (1999-present). Vice President and Compliance Officer, Phoenix Investment Counsel, Inc. (2003-present). Director (manager type), Individual Market Development, Phoenix Life Insurance Company (1997-2003).

Richard J. Wirth One American Row Hartford, CT 06102 DOB: 11/14/58 Vice President, Counsel, Secretary and Chief Legal Officer	Vice President, Counsel and Secretary served since 2001; Chief Legal Officer served since 2003.	Vice President and Insurance and Investment Products Counsel (2002-present), Counsel (1993-2002), Phoenix Life Insurance Company. Director (2003-present), President (2003-present), Assistant Secretary (2002-present), Phoenix Variable Advisors, Inc. Secretary (2002-present), Chief Legal Officer (2003-present), Phoenix Fund Complex.

THE PHOENIX EDGE SERIES FUND

101 Munson Street

Greenfield, Massachusetts 01301

Board of Trustees	Investment Advisors
Frank M. Ellmer, CPA John A. Fabian Roger A. Gelfenbien Eunice S. Groark Frank E. Grzelecki John R. Mallin Philip R. McLoughlin Philip K. Polkinghorn

Phoenix Investment Counsel, Inc.

56 Prospect Street

Hartford, Connecticut 06115-0480

Duff & Phelps Investment Management Co.

55 East Monroe Street, Suite 3600

Chicago, Illinois 60603

Phoenix Variable Advisors, Inc.

One American Row

Hartford, Connecticut 06102-5056

Executive Officers

Philip R. McLoughlin, Chairman and President

Philip K. Polkinghorn, Executive Vice President

Gina C. O’Connell, Senior Vice President

Nancy G. Curtiss, Vice President, Treasurer, and

    Principal Accounting Officer

Doreen A. Bonner, Vice President and

    Compliance Officer

Richard J. Wirth, Vice President,

    Counsel, Secretary and Chief Legal Officer

Custodians

JP Morgan Chase Bank

270 Park Avenue

New York, New York 10017-2070

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

State Street Bank and Trust Company

P.O. Box 5501

Boston, Massachusetts 02206-5501

One Franklin Parkway

San Mateo, CA 94403-1906

Semiannual Report

Insurance Issuer

Phoenix Life Insurance Company

TIP Distributor

WS Griffith and Co., Inc.

Service Center

Variable Annuity Operations

800/243-4840

Investment Managers

Franklin Advisers, Inc.

Templeton Investment Counsel, LLC

Templeton Asset Management Ltd.

Templeton Global Advisors Limited

Phoenix Investment Counsel, Inc.

FTVIP Trust Distributor

Franklin Templeton Distributors, Inc.

This report must be preceded or accompanied by the current Templeton Investment Plus (TIP) prospectus which includes the Franklin Templeton Variable Insurance Products Trust (FTVIP Trust) and The Phoenix Edge Series Fund prospectuses, which contain more detailed information, including sales charges and risks of an investment in TIP. Please read the prospectuses carefully before investing or sending your money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

Phoenix Life Insurance Company

P.O. Box 22012

Albany, NY 12201-2012

OL251OS

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 11(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.

EXHIBIT (A)

FRANKLIN TEMPLETON FUNDS

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

I.	COVERED OFFICERS AND PURPOSE OF THE CODE

This code of ethics (the “Code”)1 is for the investment companies within the complex registered with the United States Securities & Exchange Commission (“SEC”) (collectively, “FT Funds”) applies to each FT Fund’s Principal Executive Officers, Principal Financial Officer and Principal Accounting Officer (the “Covered Officers” each of whom are set forth in Exhibit A) for the purpose of promoting:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by or on behalf of the FT Funds;

•	Compliance with applicable laws and governmental rules and regulations;

•	The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	Accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II.	COVERED OFFICERS SHOULD HANDLE ETHICALLY ACTUAL AND APPARENT CONFLICTS OF INTEREST OVERVIEW.

A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, the FT Funds. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the FT Funds.

Certain conflicts of interest arise out of the relationships between Covered Officers and the FT Funds and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (“Investment Company Act”) and the Investment Advisers Act of 1940 (“Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the FT Funds because of their status as “affiliated persons” of the FT Funds. The FT Funds’ and the investment advisers’ compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the FT Funds, the investment advisers and the fund administrator of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the FT Funds, for the adviser, the administrator, or for all three), be involved in establishing policies and implementing decisions that will have different effects on the adviser, administrator and the FT Funds. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the FT Funds, the adviser, and the administrator and is consistent with the performance by the Covered Officers of their duties as officers of the FT Funds. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the FT Funds’ Boards of Directors (“Boards”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the FT Funds. Each Covered Officer must:

•	Not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the FT Funds whereby the Covered Officer would benefit personally to the detriment of the FT Funds;

•	Not cause the FT Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit the FT Funds;

•	Not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith;

•	Report at least annually the following affiliations or other relationships:[2]

•	all directorships for public companies and all companies that are required to file reports with the SEC;

•	any direct or indirect business relationship with any independent directors;

•	any direct or indirect business relationship with any independent public accounting firm; and

•	any direct or indirect interest in any transaction with any FT Fund that will benefit the officer (not including benefits derived from the advisory, sub-advisory, distribution or service agreements with affiliates of Franklin Resources).

There are some conflict of interest situations that should always be approved in writing by FT’s General Counsel or Deputy General Counsel, if material. Examples of these include3:

•	Service as a director on the board of any public or private Company;

•	The receipt of any gifts in excess of $100;

•	The receipt of any entertainment from any Company with which the FT Funds has current or prospective business dealings unless such entertainment is business related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety. Notwithstanding the foregoing, the Covered Officers must obtain prior approval for any entertainment with a value in excess of $1000.

•	Any ownership interest in, or any consulting or employment relationship with, any of the FT Fund’s service providers, other than an investment adviser, principal underwriter, administrator or any affiliated person thereof;

•	A direct or indirect financial interest in commissions, transaction charges or spreads paid by the FT Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

FT’s General Counsel or Deputy General Counsel will provide a report to the FT Funds Audit Committee of any approvals granted at the next regularly scheduled meeting.

III.	DISCLOSURE AND COMPLIANCE

•	Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the FT Funds;

•	Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the FT Funds to others, whether within or outside the FT Funds, including to the FT Funds’ directors and auditors, and to governmental regulators and self-regulatory organizations;

•	Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the FT Funds, the adviser and the administrator with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the FT Funds file with, or submit to, the SEC and in other public communications made by the FT Funds; and

•	It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.	REPORTING AND ACCOUNTABILITY

Each Covered Officer must:

•	Upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code (see Exhibit B);

•	Annually thereafter affirm to the Board that he has complied with the requirements of the Code; and

•	Notify FT’s General Counsel or Deputy General Counsel promptly if he knows of any violation of this Code. Failure to do so is itself is a violation of this Code.

FT’s General Counsel and Deputy General Counsel are responsible for applying this Code to specific situations in which questions are presented under it and have the authority to interpret this Code in any particular situation.4 However, the Independent Directors of the respective fund will consider any approvals or waivers5 sought by any Chief Executive Officers of the Funds.

The FT Funds will follow these procedures in investigating and enforcing this Code:

•	FT’s General Counsel or Deputy General Counsel will take all appropriate action to investigate any potential violations reported to him;

•	If, after such investigation, FT’s General Counsel or Deputy General Counsel believes that no violation has occurred, FT’s General Counsel is not required to take any further action;

•	Any matter that FT’s General Counsel or Deputy General Counsel believes is a violation will be reported to the Independent Directors of the appropriate FT Fund;

•	If the Independent Directors concur that a violation has occurred, it will inform and make a recommendation to the Board of the appropriate Funds, which will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

•	The Independent Directors will be responsible for granting waivers, as appropriate; and

•	Any changes to or waivers of this Code will, to the extent required, are disclosed as provided by SEC rules.

V.	OTHER POLICIES AND PROCEDURES

This Code shall be the sole code of ethics adopted by the FT Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies there under. Insofar as other policies or procedures of the FT Funds, the FT Funds’ advisers, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The FT Code of Ethics and Policy Statement On Insider Trading, adopted by the FT Funds, FT investment advisers and FT Fund’s principal underwriter pursuant to Rule 17j-l under the Investment Company Act and more detailed policies and procedures set forth in FT’s Employee Handbook are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI.	AMENDMENTS

Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the FT Funds’ Board including a majority of independent directors.

VII.	CONFIDENTIALITY

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the FT Funds’ Board and their counsel.

VIII.	INTERNAL USE

The Code is intended solely for the internal use by the FT Funds and does not constitute an admission, by or on behalf of any FT Funds, as to any fact, circumstance, or legal conclusion.

1. Item 2 of Form N-CSR requires a registered management investment company to disclose annually whether, as of the end of the period covered by the report, it has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these officers are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, it must explain why it has not done so. The registrant must also: (1) file with the SEC a copy of the code as an exhibit to its annual report; (2) post the text of the code on its Internet website and disclose, in its most recent report on Form N-CSR, its Internet address and the fact that it has posted the code on its Internet website; or (3) undertake in its most recent report on Form N-CSR to provide to any person without charge, upon request, a copy of the code and explain the manner in which such request may be made. Disclosure is also required of amendments to, or waivers (including implicit waivers) from, a provision of the code in the registrant’s annual report on Form N-CSR or on its website. If the registrant intends to satisfy the requirement to disclose amendments and waivers by posting such information on its website, it will be required to disclose its Internet address and this intention.

2. Reporting of these affiliations or other relationships may be made separately by completing the Directors and Officers Questionnaire and returning to FT’s General Counsel or Deputy General Counsel.

3. Any activity or relationship that would present a conflict for a Covered Officer would likely also present a conflict for the Covered Officer if a member of the Covered Officer’s immediate family engages in such an activity or has such a relationship. The Cover Person should also obtain written approval by FT’s General Counsel in such situations.

4. FT’s General Counsel and Deputy General Counsel are authorized to consult, as appropriate, with members of the Audit Committee, counsel to the FT Funds and counsel to the Independent Directors, and are encouraged to do so. 5 Item 2 of Form N-CSR defines “waiver” as “the approval by the registrant of a material departure from a provision of the code of ethics” and “implicit waiver,” which must also be disclosed, as “the registrant’s failure to take action within a reasonable period of time regarding a material departure from a provision of the code of ethics that has been made known to an executive officer” of the registrant.

EXHIBIT A

Persons Covered by the Franklin Templeton Funds

Code of Ethics

FRANKLIN GROUP OF FUNDS

Edward B. Jamieson,	President & Chief Executive Officer—Investment Management
Charles B. Johnson,	President & Chief Executive Officer—Investment Management
Gregory E. Johnson,	President & Chief Executive Officer—Investment Management
Rupert H. Johnson, Jr.	President & Chief Executive Officer—Investment Management
William J. Lippman,	President & Chief Executive Officer—Investment Management
Christopher Molumphy	President & Chief Executive Officer—Investment Management
Jimmy D. Gambill,	Senior Vice President & Chief Executive Officer—Finance and Administration
Diomedes Loo-Tam	Treasurer & Chief Financial Officer

FRANKLIN MUTUAL SERIES FUNDS

David Winters	Chairman of the Board, President & Chief Executive Officer-Investment Management
Jimmy D. Gambill	Senior Vice President & Chief Executive Officer—Finance and Administration
Diomedes Loo-Tam	Treasurer & Chief Financial Officer

TEMPLETON GROUP OF FUNDS

Jeffrey A. Everett	President & Chief Executive Officer—Investment Management
Martin L. Flanagan	President & Chief Executive Officer—Investment Management
Mark Mobius	President & Chief Executive Officer—Investment Management
Christopher J. Molumphy	President & Chief Executive Officer—Investment Management
Gary P. Motyl	President & Chief Executive Officer—Investment Management
Donald F. Reed	President & Chief Executive Officer—Investment Management
Jimmy D. Gambill,	Senior Vice President & Chief Executive Officer—Finance and Administration
Diomedes Loo-Tam	Treasurer & Chief Financial Officer

EXHIBIT B

ACKNOWLEDGMENT FORM

FRANKLIN TEMPLETON FUNDS CODE OF ETHICS

FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS.

INSTRUCTIONS:

1.	Complete all sections of this form.
2.	Print the completed form, sign, and date.
3.	Submit completed form to FT’s General Counsel within 10 days of becoming a Covered Officer and by January 30th of each subsequent year.

INTER-OFFICE MAIL:	Murray Simpson, General Counsel, Legal SM-920/2
TELEPHONE:	(650) 312-7331 Fax: (650) 312-2221
E-MAIL:	Simpson, Murray (internal address); mlsimpson@frk.com (external address)

COVERED OFFICER’S NAME:

TITLE:

DEPARTMENT:

LOCATION:

CERTIFICATION FOR YEAR ENDING:

TO: FT GENERAL COUNSEL, LEGAL DEPARTMENT

I hereby acknowledge receipt of a copy of Franklin Templeton Fund’s code of ethics for Principal Executive Officers and Senior Financial Officers (the “Code”) that I have read and understand. I will comply fully with all provisions of the Code to the extent they apply to me during the period of my employment. I further understand and acknowledge that any violation of the Code may subject me to disciplinary action, including termination of employment

Signature	Date signed

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is Frank W.T. LaHaye and he is “Independent” as defined under the relevant Securities and Exchange Commission Rules And Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases. N/A

Item 9. Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 10. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 11. Exhibits.

(a)	Code of Ethics for Principal Executive and Senior Financial Officers

(b)(1)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)(2)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Galen G. Vetter, Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By	/s/ JIMMY D. GAMBILL
Jimmy D. Gambill
Chief Executive Officer—Finance and Administration
Date: August 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JIMMY D. GAMBILL
Jimmy D. Gambill
Chief Executive Officer—Finance and Administration
Date: August 23, 2004

By	/s/ GALEN G. VETTER
Galen G. Vetter
Chief Financial Officer
Date: August 23, 2004

Exhibit Index

Exhibit Number	Description

99. CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer

99.906 CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer—Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer